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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado (Address of principal executive offices)	80206 (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1	-	Reports to Shareholders

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics
and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Schedule of Investments	21
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	38
Additional Information	39
Explanations of Charts, Tables and Financial Statements	42
Designation Requirements	45
Trustees and Officers	46

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 25.89% and 25.58%, respectively, for the 12-month period ended December 31, 2009, compared with a 16.65% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s other secondary benchmark, which returned 26.46% and 5.93%, respectively. The Barclays Capital U.S. Aggregate Government/Credit Index returned 4.52% over the same period.

Economic Overview

Equity markets began the year in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in 2008. Most indices touched the low point for the period in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, which performed similarly. Growth-style indices also outperformed value indices, as information technology was easily the best performing sector followed distantly by materials. Telecommunications and utilities were relative laggards. Commodities generally were higher during the year led by industrials metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

Coming off the financial crisis of 2008, we have worked through numerous phases culminating in where we are today. Early in the crisis, concern over companies going bankrupt led to incredible volatility and a reduction in risk-taking across all markets. Equities and corporate bonds declined in price to valuations not seen in decades. The flight-to-quality trade that helped to push U.S. Treasuries to record low yields began to abate in January as corporate spreads dropped and Treasury yields rose.

The U.S. Federal Reserve’s (Fed) zero interest rate policy has helped to anchor the short-end of the yield curve. With the massive amount of liquidity in the system, concerns around future inflation have escalated leading to long-term rates moving higher and a steepening of the yield curve during the period. This helped the yield curve close the period near its steepest point on record as the yield difference between the 10-year and 2-year Treasury notes stood at 270 basis points (bps) at the end of December (down from the period and record high of 285 bps on December 22, 2009).

The steepening of the yield curve provided a negative backdrop for most U.S. government-related securities. U.S. Long Treasuries posted a double-digit decline and were among the worst performers, while short-term Treasuries ended the period flat. The U.S. Government’s and Fed’s ongoing support for agencies (Fannie and Freddie) and the mortgage-backed securities (MBS) market (through various purchase programs) helped each group outperform the Barclays Capital U.S. Aggregate Bond Index, which finished the period with a small gain. Spreads of agencies and MBS relative to U.S. Treasuries were near historically tight levels at year end. Spread tightening within corporate credit and commercial mortgage-backed securities (CMBS) continued to be a key driver of outperformance for these segments. The top two performing segments within fixed income markets, high yield and CMBS, saw spreads decline over 1000 bps and 537 bps, respectively. Investment grade credit spreads narrowed 362 bps in the period. Overall spreads within corporate credit remained well above long-term averages at the end of December.

Risk assets started to rebound due to actions by global governments and central banks, which resulted in flooding the financial system with liquidity and in creating a myriad of programs to help with the recovery process. Signs of

2 | DECEMBER 31, 2009

(unaudited)

stability in the financial system helped facilitate the increased risk appetite in financial markets. At the same time corporations were very aggressive in tackling their organizational structures with layoffs and significant cost cutting that resulted in wage reductions and lower discretionary spending. As the economy stabilized, these aggressive cuts and disciplined cost management flowed directly into positive earnings, providing additional support to the market.

Equity Contributors

Global brewer Anheuser-Busch InBev N.V. (ABI) performed well for much of 2009. It has benefited from asset sales, cost cutting measures and strong earnings. We think the company will continue to make operating improvements. We like its dominant global presence in a market that has favorable pricing trends in our view. We believe there is a multiyear opportunity for the beer industry to see more rational pricing, making it an attractive industry to us. ABI is well positioned in our opinion given its dominant market share in the U.S. and Brazil, two of the largest beer markets in the world.

Apple, Inc. has been a winning position for the Portfolio for much of the year. It has been gaining market share in the PC market during a period of soft economic growth. Its iPhone and other portable devices have been market leaders as well. We believe Apple is still early in its market share gains, particularly in the high-end PC market. We also think its iPhone will remain a dominant device in the smart phone wireless market, an area we think will continue to expand. Apple’s success has been tied to its ability to offer the consumer a better value proposition than its competitors given its smooth integration of hardware and software products. We believe this will continue to drive long-term growth for the company.

Equity Detractors

The Portfolio’s top individual detractor was casino owner MGM Mirage. Investors worried about the company’s ability to address financing issues regarding its City Center project in Las Vegas. The uncertainty caused us to exit the position at a loss, but after the company secured financing and issued new equity to remove the risk of bankruptcy, we re-established a position. The stock later rebounded and we decided to sell the name and capture gains. However, for the period the holding was a net detractor.

Another detractor during the year was Gilead Sciences, Inc., which suffered amid the uncertainty surrounding health care reform in the U.S. Despite this uncertainty, we believe Gilead has a strong differentiated drug franchise with its HIV-fighting drug Truvada.

Fixed Income Contributors

Our significant overweight and security selection within corporate credit were the primary contributors to relative performance. Our underweights in Treasuries and U.S. agency debt were modest contributors as well. Within corporate sectors, our overweight and security selection in industrial metals were the top contributors followed by our overweight in technology.

Our credit holdings in Anheuser-Busch InBev were also among the top contributors. Management has continued to deliver on its pledge to make asset sales and pay down debt it incurred with InBev’s acquisition of Anheuser-Busch in 2008. Consistent with our philosophy, we favor the company’s bonds due to its free cash flow generation potential, cost reduction efforts and management’s commitment to paying down debt.

Tyco Electronics Group S.A., a technology holding, was the second largest individual contributor. The global provider of electronic components saw its bonds post strong gains during the second half of the period. We feel management is focused on maintaining its BBB credit rating; we also believe its semiconductor business will continue to improve.

Fixed Income Detractors

Our average underweight in CMBS was the largest detractor. While many are driven to the CMBS sector due to the higher ratings relative to high-yield corporates, we feel that better total return profiles exist with companies going through positive fundamental transformation of their capital structures with potential ratings upside offer better opportunities. On a corporate sector basis, our holdings within wirelines and property and casual insurers were the largest detractors. Our underweighting Wells Fargo & Co. was the largest individual detractor. We have maintained an underweight in the name relative to the index as we are concerned about the bank’s West Coast real estate exposure and a lack of transparency in addressing some of Wells’ problem loans.

Outlook

While the U.S. economy is recovering, we believe growth will remain somewhat muted due to high unemployment and relatively tight credit markets. We think these issues will continue to weigh on consumer spending and the housing market. We do not view inflation as a big threat in

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

2010, which should allow the Fed to maintain its accommodative monetary policy. Given that we see uncertainty surrounding the sustainability of the current economic recovery, we are positioning the Portfolio’s equity holdings more conservatively with an emphasis on companies that have sustainable cash flows, good dividend yields and strong earnings visibility, as opposed to names that are more dependent on a strong economy.

Despite the significant spread tightening we’ve seen in corporate credit relative to Treasuries, we believe there is the potential for further tightening. There are a number of fundamental and structural issues within fixed income that we see as being key drivers of returns over the near term. Government intervention and rising budget deficits have led to a large and unprecedented level of financing needs for the federal government, which has resulted in an increased issuance of Treasury bonds. Meanwhile, corporate America is in the early innings of a deleveraging cycle that we believe will lead to management teams opting for capital structures with less leverage and greater liquidity profiles. We have seen management teams focus more on paying down debt and building liquidity since emerging from one of the most significant financial crises in history. We think this could continue and that a shrinking supply of corporate bonds coupled with investors demand for higher yields provides a positive backdrop for further spread narrowing within corporate credit.

In addition, as we have highlighted previously, we believe that the evolution of the fixed income markets, moving from four primary sectors (credit, Treasuries, government agencies and agency MBS) to two (credit and government) result in agencies and MBS being more sensitive to interest rate movements. Given agency and MBS securities are at historically tight spreads relative to Treasuries, we prefer to express our view on interest rates using Treasuries versus taking the basis risk. The U.S. government’s support of Fannie and Freddie is likely to continue and remain a key determinant of agencies spreads. Even with the Fed’s MBS purchase program scheduled to end in March, we believe the mortgage market is likely to remain under pressure due to the fragile nature of the housing market. Because of these structural issues, we think both segments will display similar return characteristics to Treasuries and that there are very few spread alternatives to pursue outside of corporate credit.

We have often emphasized the importance of credit analysis in fixed income investing. Furthermore, we believe the corporate credit sector remains an area where fundamental bottom-up analysis combined with robust risk management can improve a manager’s potential to provide risk-adjusted outperformance within fixed income.

Thank you for investing in Janus Aspen Balanced Portfolio.

4 | DECEMBER 31, 2009

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Anheuser-Busch InBev N.V.	3.82%
Apple, Inc.	2.91%
Reckitt Benckiser Group PLC	1.78%
Goldman Sachs Group, Inc.	1.66%
Starwood Hotels & Resorts Worldwide, Inc.	1.56%

5 Bottom Performers – Equity Holdings

Contribution

MGM Mirage	–0.55%
ConocoPhillips	–0.51%
Gilead Sciences, Inc.	–0.49%
Nintendo Co., Ltd.	–0.29%
Bank of America Corp.	–0.17%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Information Technology	10.07%	18.12%	18.13%
Consumer Staples	7.90%	19.78%	12.11%
Consumer Discretionary	5.09%	8.81%	8.98%
Financials	5.01%	10.13%	13.16%
Industrials	3.59%	9.85%	10.22%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	3.99%
Telecommunication Services	0.17%	0.30%	3.46%
Materials	1.36%	3.81%	3.34%
Energy	2.18%	9.99%	12.64%
Health Care	3.42%	19.21%	13.97%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Philip Morris International, Inc. Tobacco	1.9%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	1.8%
Bristol-Myers Squibb Co. Medical – Drugs	1.8%
Morgan Stanley Diversified Banking Institutions	1.8%
Roche Holding A.G. Medical – Drugs	1.8%

9.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 3.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

6 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	25.89%	6.96%	4.21%	10.27%	0.57%

Janus Aspen Balanced Portfolio – Service Shares	25.58%	6.68%	4.07%	10.14%	0.82%

S&P 500® Index	26.46%	0.42%	–0.95%	7.58%

Barclays Capital U.S. Aggregate Bond Index (#)	5.93%	4.97%	6.33%	6.02%

Barclays Capital U.S. Government/Credit Bond Index	4.52%	4.71%	6.34%	5.91%

Balanced Index	16.65%	2.65%	2.64%	7.16%

Lipper Quartile – Institutional Shares	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	49/179	1/81	12/48	1/18

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993
#	The Portfolio changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Portfolio’s investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

8 | DECEMBER 31, 2009

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,157.60	$3.15

Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,156.40	$4.50

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22

†	Expenses are equal to the annualized expense ratio of 0.58% for Institutional Shares and 0.83% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Common Stock – 58.2%
Aerospace and Defense – 1.2%
197,410	Boeing Co.	$10,685,804
468,249	Empresa Brasileira de Aeronautica S.A. (ADR)	10,352,985
		21,038,789
Agricultural Chemicals – 1.7%
107,931	Monsanto Co.	8,823,359
365,749	Syngenta A.G. (ADR)**	20,580,696
		29,404,055
Applications Software – 0.5%
265,787	Microsoft Corp.	8,103,846
Athletic Footwear – 1.2%
296,724	NIKE, Inc. – Class B	19,604,555
Automotive – Cars and Light Trucks – 0.2%
58,848	Daimler A.G.**	3,136,598
Brewery – 1.7%
558,617	Anheuser-Busch InBev N.V.**	28,881,519
784,368	Anheuser-Busch InBev N.V. – VVPR Strip*,**	5,620
		28,887,139
Cable Television – 0.6%
319,441	DIRECTV Group, Inc.*	10,653,357
Casino Hotels – 0.6%
1,021,616	Crown, Ltd.	7,321,236
36,675	Wynn Resorts, Ltd.	2,135,585
		9,456,821
Cellular Telecommunications – 0.4%
268,655	Vodafone Group PLC**	6,203,244
Commercial Banks – 1.6%
226,800	ICICI Bank, Ltd. (ADR)	8,552,628
320,590	Itau Unibanco Holding S.A. (ADR)	7,322,276
453,417	Standard Chartered PLC**	11,350,481
		27,225,385
Commercial Services – Finance – 0.3%
242,611	Western Union Co.	4,573,217
Computers – 3.3%
99,184	Apple, Inc.*	20,913,938
134,072	International Business Machines Corp.	17,550,025
249,230	Research In Motion, Ltd. (U.S. Shares)*	16,832,994
		55,296,957
Cosmetics and Toiletries – 1.0%
201,234	Colgate-Palmolive Co.	16,531,373
Diversified Banking Institutions – 5.3%
800,873	Bank of America Corp.	12,061,147
463,125	Credit Suisse Group A.G. (ADR)**	22,767,225
145,256	Goldman Sachs Group, Inc.	24,525,023
1,012,576	Morgan Stanley	29,972,251
		89,325,646
Diversified Operations – 1.6%
1,392,670	China Merchants Holdings International Co., Ltd.	4,486,228
284,107	Danaher Corp.	21,364,846
2,899,640	Melco International Development, Ltd.*	1,326,284
		27,177,358
E-Commerce/Services – 0.6%
372,794	eBay, Inc.*	8,775,571
168,360	Liberty Media Corp. – Interactive – Class A*	1,825,022
		10,600,593
Electric Products – Miscellaneous – 0.4%
170,842	Emerson Electric Co.	7,277,869
Electronic Components – Semiconductors – 0.4%
85,903	Broadcom Corp. – Class A*	2,701,649
171,430	Microchip Technology, Inc.	4,981,756
		7,683,405
Electronic Connectors – 0.8%
288,758	Amphenol Corp. – Class A	13,334,844
Enterprise Software/Services – 1.7%
218,099	CA, Inc.	4,898,504
969,395	Oracle Corp.	23,788,953
		28,687,457
Fiduciary Banks – 0.1%
44,853	Northern Trust Corp.	2,350,297
Finance – Investment Bankers/Brokers – 0.3%
306,391	Charles Schwab Corp.	5,766,279
Finance – Other Services – 0.4%
257,356	NYSE Euronext	6,511,107
Food – Miscellaneous/Diversified – 1.6%
548,309	Nestle S.A.**	26,662,871
Food – Retail – 0.3%
720,814	Tesco PLC**	4,950,724
Industrial Gases – 0.5%
102,207	Praxair, Inc.	8,208,244
Medical – Biomedical and Genetic – 1.9%
205,893	Celgene Corp.*	11,464,122
443,615	Gilead Sciences, Inc.*	19,199,658
61,014	OSI Pharmaceuticals, Inc.*	1,893,264
		32,557,044
Medical – Drugs – 4.4%
244,617	Abbott Laboratories	13,206,872
1,210,964	Bristol-Myers Squibb Co.	30,576,841
175,018	Roche Holding A.G.**	29,800,761
		73,584,474
Medical – HMO – 0.7%
377,210	UnitedHealth Group, Inc.	11,497,361
Medical Products – 3.2%
412,579	Baxter International, Inc.	24,210,136
327,304	Covidien PLC (U.S. Shares)**	15,674,589
222,925	Johnson & Johnson	14,358,599
		54,243,324
Metal Processors and Fabricators – 0.4%
62,260	Precision Castparts Corp.	6,870,391
Multi-Line Insurance – 0.4%
119,000	ACE, Ltd. (U.S. Shares)**	5,997,600
Networking Products – 0.5%
331,918	Cisco Systems, Inc.*	7,946,117
Oil and Gas Drilling – 0.5%
93,262	Transocean, Ltd. (U.S. Shares)**	7,722,094

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 2.2%
613,558	EnCana Corp. (U.S. Shares)	$19,873,144
202,778	Occidental Petroleum Corp.	16,495,990
		36,369,134
Oil Companies – Integrated – 3.4%
613,558	Cenovus Energy, Inc.	15,461,662
351,980	Hess Corp.	21,294,789
496,294	Petroleo Brasileiro S.A. (U.S. Shares)	21,037,903
		57,794,354
Optical Supplies – 0.3%
31,395	Alcon, Inc. (U.S. Shares)**	5,159,768
Power Converters and Power Supply Equipment – 0.2%
221,521	Suntech Power Holdings Co., Ltd. (ADR)*	3,683,894
Real Estate Operating/Development – 0.3%
1,275,000	Hang Lung Properties, Ltd.	4,981,122
Retail – Building Products – 0.9%
506,747	Home Depot, Inc.	14,660,191
Retail – Drug Store – 0.8%
446,838	CVS Caremark Corp.**	14,392,652
Retail – Jewelry – 0.2%
61,060	Tiffany & Co.	2,625,580
Retail – Regional Department Stores – 0.4%
119,000	Kohl’s Corp.*	6,417,670
Semiconductor Components/Integrated Circuits – 0.3%
258,830	Marvell Technology Group, Ltd.	5,370,723
Soap and Cleaning Preparations – 1.8%
571,489	Reckitt Benckiser Group PLC**	30,950,447
Telecommunication Equipment – Fiber Optics – 1.0%
869,603	Corning, Inc.	16,792,034
Television – 0.7%
863,501	CBS Corp. – Class B	12,132,189
Tobacco – 2.4%
473,020	Altria Group, Inc.	9,285,383
656,930	Philip Morris International, Inc.	31,657,456
		40,942,839
Transportation – Railroad – 1.9%
389,067	Canadian National Railway Co. (U.S. Shares)	21,149,682
169,168	Union Pacific Corp.	10,809,835
		31,959,517
Wireless Equipment – 1.1%
387,414	QUALCOMM, Inc.	17,921,772

Total Common Stock (cost $775,132,190)		981,224,321

Corporate Bonds – 35.6%
Advertising Services – 0.2%
$580,000	WPP Finance UK, 5.8750%, 6/15/14**	598,968
2,348,000	WPP Finance UK, 8.0000%, 9/15/14**	2,670,287
		3,269,255
Agricultural Chemicals – 0.1%
2,080,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	2,273,515
Apparel Manufacturers – 0.1%
2,240,000	Hanesbrands, Inc., 3.8308%, 12/15/14‡	2,119,600
Automotive – Cars and Light Trucks – 0.4%
$4,044,000	Daimler Finance North America LLC 6.5000%, 11/15/13	4,433,175
1,755,000	Daimler Finance North America LLC 8.5000%, 1/18/31	2,156,619
		6,589,794
Automotive – Medium and Heavy Duty Trucks – 0.4%
5,870,000	Volvo A.B. (U.S. Shares) 5.9500%, 4/1/15 (144A)	6,057,335
Beverages – Non-Alcoholic – 0.5%
1,730,000	Dr. Pepper Snapple Group, Inc. 2.3500%, 12/21/12	1,731,842
3,120,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	3,414,587
1,140,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	1,278,873
1,250,000	PepsiCo, Inc., 3.7500%, 3/1/14	1,291,749
		7,717,051
Beverages – Wine and Spirits – 0.1%
2,325,000	Brown-Forman Corp., 5.0000%, 2/1/14	2,443,538
Brewery – 1.1%
4,395,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	4,984,638
5,900,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	6,907,690
6,155,000	Anheuser-Busch InBev Worldwide, Inc. 5.3750%, 1/15/20 (144A)	6,279,693
		18,172,021
Building – Residential and Commercial – 0.3%
1,400,000	D.R. Horton, Inc., 7.8750%, 8/15/11	1,477,000
2,020,000	MDC Holdings, Inc., 5.3750%, 12/15/14	2,004,828
1,400,000	Ryland Group, 5.3750%, 5/15/12	1,421,000
		4,902,828
Building Products – Cement and Aggregate – 0.2%
765,000	CRH America, Inc., 5.6250%, 9/30/11	804,166
1,415,000	CRH America, Inc., 6.9500%, 3/15/12	1,532,742
1,515,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	1,559,504
		3,896,412
Cable Television – 0.6%
880,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	936,660
1,385,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	1,752,567
2,505,000	Time Warner Cable, Inc., 6.7500%, 7/1/18	2,751,899
2,335,000	Time Warner Cable, Inc. 5.0000%, 2/1/20	2,264,322
2,085,000	Time Warner Cable, Inc. 6.7500%, 6/15/39	2,183,631
		9,889,079
Casino Hotels – 0.1%
1,385,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	1,436,938
Casino Services – 0.3%
5,195,000	International Game Technology 7.5000%, 6/15/19	5,629,458

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Cellular Telecommunications – 0.4%
$2,725,000	America Movil S.A.B. de C.V. 5.0000%, 10/16/19 (144A)	$2,664,445
1,925,000	Cellco Partnership / Verizon Wireless Capital LLC, 5.2500%, 2/1/12	2,041,703
2,260,000	Cellco Partnership / Verizon Wireless Capital LLC, 7.3750%, 11/15/13	2,595,985
		7,302,133
Chemicals – Diversified – 0.7%
3,390,000	Dow Chemical Co., 7.6000%, 5/15/14	3,857,454
6,655,000	Dow Chemical Co., 8.5500%, 5/15/19	7,940,380
		11,797,834
Coatings and Paint Products – 0.4%
4,157,000	RPM International, Inc. 6.1250%, 10/15/19	4,182,262
3,170,000	Sherwin-Williams Co. 3.1250%, 12/15/14	3,130,822
		7,313,084
Commercial Banks – 1.8%
6,950,000	American Express Bank FSB 5.5000%, 4/16/13	7,408,207
2,730,000	BB&T Corp., 5.7000%, 4/30/14	2,955,083
2,710,000	BB&T Corp., 6.8500%, 4/30/19	3,039,544
3,005,000	Credit Suisse New York 5.0000%, 5/15/13**	3,204,637
4,835,000	Credit Suisse New York 5.5000%, 5/1/14**	5,246,947
8,040,000	Discover Bank, 8.7000%, 11/18/19	8,613,685
		30,468,103
Computer Services – 0.5%
6,465,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	6,521,569
1,720,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	1,773,750
		8,295,319
Computers – Memory Devices – 0.4%
3,889,000	Seagate Technology, 6.3750%, 10/1/11	3,957,058
2,595,000	Seagate Technology 10.0000%, 5/1/14 (144A)	2,867,475
		6,824,533
Consulting Services – 0%
510,000	FTI Consulting Inc., 7.7500%, 10/1/16	516,375
Containers – Paper and Plastic – 0.1%
1,050,000	Rock-Tenn Co., 9.2500%, 3/15/16	1,140,563
180,000	Rock-Tenn Co. 9.2500%, 3/15/16 (144A)	195,525
		1,336,088
Cosmetics and Toiletries – 0.1%
875,000	Estee Lauder Cos., Inc. 7.7500%, 11/1/13	1,016,539
Dialysis Centers – 0.2%
3,520,000	DaVita, Inc., 6.6250%, 3/15/13	3,528,800
Diversified Banking Institutions – 3.2%
$6,615,000	Bank of America Corp. 7.3750%, 5/15/14	7,506,132
1,360,000	Bank of America Corp. 5.4200%, 3/15/17	1,342,459
1,650,000	Bank of America Corp., 5.6500%, 5/1/18	1,675,760
4,125,000	Citigroup, Inc., 5.6250%, 8/27/12	4,242,847
3,385,000	Citigroup, Inc., 5.3000%, 10/17/12	3,526,300
3,350,000	Citigroup, Inc., 6.0100%, 1/15/15	3,420,678
7,200,000	Citigroup, Inc., 8.5000%, 5/22/19	8,314,221
1,250,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	1,287,881
1,255,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	1,349,350
2,420,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	2,646,919
1,250,000	Goldman Sachs Group, Inc. 6.2500%, 9/1/17	1,340,518
3,175,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	3,413,109
1,135,000	Morgan Stanley, 6.7500%, 4/15/11	1,202,513
1,200,000	Morgan Stanley, 5.2500%, 11/2/12	1,276,740
6,280,000	Morgan Stanley, 4.7500%, 4/1/14	6,316,091
1,750,000	Morgan Stanley, 6.6250%, 4/1/18	1,892,044
3,570,000	Morgan Stanley, 5.6250%, 9/23/19	3,596,097
		54,349,659
Diversified Financial Services – 1.1%
5,025,000	American Express Travel Related Services Co., Inc., 5.2500%, 11/21/11 (144A)	5,269,601
1,465,000	General Electric Capital Corp. 4.8000%, 5/1/13	1,531,321
2,095,000	General Electric Capital Corp. 5.9000%, 5/13/14	2,264,846
9,240,000	General Electric Capital Corp. 6.0000%, 8/7/19	9,591,313
		18,657,081
Diversified Minerals – 1.0%
1,629,000	Teck Resources, Ltd., 7.0000%, 9/15/12	1,720,631
4,945,000	Teck Resources, Ltd., 9.7500%, 5/15/14	5,705,294
1,415,000	Teck Resources, Ltd., 5.3750%, 10/1/15	1,388,469
1,260,000	Teck Resources, Ltd., 10.2500%, 5/15/16	1,467,900
2,485,000	Teck Resources, Ltd., 10.7500%, 5/15/19	2,969,575
4,090,000	Teck Resources, Ltd., 6.1250%, 10/1/35	3,660,550
		16,912,419
Diversified Operations – 1.1%
840,000	Kansas City Southern Railway 13.0000%, 12/15/13	974,400
6,608,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12**	7,011,101
4,075,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14**	4,262,348
1,880,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17**	1,943,847
3,350,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37**	3,454,322
709,000	Tyco International Finance S.A. 4.1250%, 10/15/14**	724,758
		18,370,776

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Electric – Generation – 0.1%
$2,015,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	$2,204,555
Electric – Integrated – 0.7%
2,760,000	CMS Energy Corp., 6.3000%, 2/1/12	2,809,131
1,935,000	CMS Energy Corp., 1.2344%, 1/15/13‡	1,741,500
1,395,000	Pacific Gas & Electric Co. 4.2000%, 3/1/11	1,439,538
1,860,000	PPL Energy Supply LLC 5.7000%, 10/15/15	1,934,567
2,895,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	3,126,586
		11,051,322
Electronic Components – Semiconductors – 0.3%
4,055,000	National Semiconductor Corp. 6.1500%, 6/15/12	4,247,398
1,448,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,483,273
		5,730,671
Electronic Connectors – 0.4%
5,910,000	Amphenol Corp., 4.7500%, 11/15/14	5,912,074
Electronics – Military – 0.9%
3,265,000	L-3 Communications Corp. 6.1250%, 7/15/13	3,297,650
2,140,000	L-3 Communications Corp. 6.1250%, 1/15/14	2,153,375
3,613,000	L-3 Communications Corp. 6.3750%, 10/15/15	3,626,549
5,710,000	L-3 Communications Corp. 5.2000%, 10/15/19 (144A)	5,647,966
		14,725,540
Enterprise Software/Services – 0.3%
2,912,000	BMC Software, Inc., 7.2500%, 6/1/18	3,171,305
2,375,000	CA, Inc., 5.3750%, 12/1/19	2,388,324
		5,559,629
Fiduciary Banks – 0.2%
3,215,000	Northern Trust Corp., 4.6250%, 5/1/14	3,425,968
Finance – Auto Loans – 0.9%
1,745,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	1,800,577
3,900,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	3,979,505
2,005,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	2,024,833
2,163,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	2,181,295
1,755,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	1,802,013
3,145,000	PACCAR Financial Corp. 1.9500%, 12/17/12	3,112,446
		14,900,669
Finance – Credit Card – 0.5%
1,475,000	American Express Co., 7.0000%, 3/19/18	1,624,376
3,165,000	American Express Co., 8.1250%, 5/20/19	3,750,718
920,000	American Express Co., 6.8000%, 9/1/66‡	823,400
$1,735,000	American Express Credit Co. 7.3000%, 8/20/13	1,949,934
		8,148,428
Finance – Investment Bankers/Brokers – 1.0%
5,175,000	Charles Schwab Corp., 4.9500%, 6/1/14	5,459,284
3,700,000	Jefferies Group, Inc., 8.5000%, 7/15/19	4,044,577
970,000	Jefferies Group, Inc., 3.8750%, 11/1/29	957,875
162,000	Lazard Group LLC, 7.1250%, 5/15/15	168,179
2,895,000	Lazard Group LLC, 6.8500%, 6/15/17	2,913,485
1,420,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,400,018
1,775,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	1,763,221
		16,706,639
Finance – Other Services – 0.4%
2,377,000	Cantor Fitzgerald L.P. 7.8750%, 10/15/19 (144A)	2,326,263
3,765,000	CME Group, Inc., 5.7500%, 2/15/14	4,118,048
		6,444,311
Food – Meat Products – 0.1%
1,750,000	Smithfield Foods, Inc., 7.0000%, 8/1/11	1,745,625
Food – Miscellaneous/Diversified – 0.1%
1,536,000	General Mills, Inc., 5.2500%, 8/15/13	1,657,098
635,000	Kellogg Co., 4.2500%, 3/6/13	665,674
		2,322,772
Food – Retail – 0.2%
2,840,000	Delhaize Group, 5.8750%, 2/1/14**	3,050,197
Instruments – Scientific – 0.2%
1,185,000	Thermo Fisher Scientific, Inc. 2.1500%, 12/28/12 (144A)	1,168,640
2,455,000	Thermo Fisher Scientific, Inc. 3.2500%, 11/18/14 (144A)	2,406,887
		3,575,527
Investment Management and Advisory Services – 0.7%
3,450,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	3,836,607
2,510,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	2,208,800
2,925,000	BlackRock, Inc., 3.5000%, 12/10/14	2,888,268
2,925,000	BlackRock, Inc., 5.0000%, 12/10/19	2,874,342
		11,808,017
Life and Health Insurance – 0.7%
1,955,000	Aflac, Inc., 6.9000%, 12/17/39	1,925,992
4,005,000	Prudential Financial, Inc. 3.6250%, 9/17/12	4,064,246
1,405,000	Prudential Financial, Inc. 4.7500%, 6/13/15	1,396,667
4,680,000	Prudential Financial, Inc. 7.3750%, 6/15/19	5,247,061
		12,633,966
Medical – Biomedical and Genetic – 0.1%
1,288,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	1,288,000

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Medical – Generic Drugs – 0.4%
$2,810,000	Watson Pharmaceuticals, Inc. 5.0000%, 8/15/14	$2,868,948
3,115,000	Watson Pharmaceuticals, Inc. 6.1250%, 8/15/19	3,214,038
		6,082,986
Medical – Hospitals – 0.5%
2,355,000	HCA, Inc., 8.7500%, 9/1/10	2,410,931
4,265,000	HCA, Inc., 9.2500%, 11/15/16	4,579,544
1,246,000	HCA, Inc., 8.5000%, 4/15/19 (144A)	1,342,565
		8,333,040
Medical – Wholesale Drug Distributors – 0.2%
1,630,000	McKesson Corp., 6.5000%, 2/15/14	1,803,048
1,400,000	McKesson Corp., 7.5000%, 2/15/19	1,660,236
		3,463,284
Medical Instruments – 0.5%
1,635,000	Beckman Coulter, Inc., 6.0000%, 6/1/15	1,782,555
3,310,000	Boston Scientific Corp. 4.5000%, 1/15/15	3,316,755
1,630,000	Boston Scientific Corp. 6.0000%, 1/15/20	1,665,497
1,570,000	Boston Scientific Corp. 7.3750%, 1/15/40	1,686,755
		8,451,562
Medical Labs and Testing Services – 0.6%
1,390,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	1,453,302
5,015,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	5,267,340
3,015,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	3,313,036
		10,033,678
Medical Products – 0.6%
2,590,000	Carefusion Corp. 4.1250%, 8/1/12 (144A)	2,670,083
1,925,000	Carefusion Corp. 5.1250%, 8/1/14 (144A)	2,023,587
2,045,000	Carefusion Corp. 6.3750%, 8/1/19 (144A)	2,189,215
3,265,000	Hospira, Inc., 6.4000%, 5/15/15	3,613,774
		10,496,659
Metal – Copper – 0.1%
1,144,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	1,252,680
Multi-Line Insurance – 0.4%
2,745,000	MetLife, Inc., 6.7500%, 6/1/16	3,073,964
3,140,000	MetLife, Inc., 7.7170%, 2/15/19	3,689,923
		6,763,887
Non-Hazardous Waste Disposal – 0.2%
3,740,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	3,983,100
Office Automation and Equipment – 0.2%
620,000	Xerox Corp., 5.6500%, 5/15/13	646,016
1,321,000	Xerox Corp., 8.2500%, 5/15/14	1,515,350
815,000	Xerox Corp., 5.6250%, 12/15/19	813,862
$1,175,000	Xerox Corp., 6.7500%, 12/15/39	1,183,850
		4,159,078
Oil – Field Services – 0.1%
1,515,000	Weatherford International, Ltd. 9.6125%, 3/1/19**	1,888,755
Oil and Gas Drilling – 0.4%
1,880,000	Nabors Industries, Inc., 9.2500%, 1/15/19	2,302,466
3,524,000	Rowan Companies, Inc., 7.8750%, 8/1/19	3,920,771
		6,223,237
Oil Companies – Exploration and Production – 0.6%
3,270,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	3,537,149
4,960,000	Forest Oil Corp., 8.0000%, 12/15/11	5,170,800
1,190,000	Newfield Exploration Co. 7.6250%, 3/1/11	1,228,675
		9,936,624
Oil Refining and Marketing – 0%
255,000	Frontier Oil Corp., 8.5000%, 9/15/16	265,200
Pharmacy Services – 0.6%
4,400,000	Express Scripts, Inc., 5.2500%, 6/15/12	4,675,445
3,755,000	Express Scripts, Inc., 6.2500%, 6/15/14	4,097,193
1,610,000	Express Scripts, Inc., 7.2500%, 6/15/19	1,829,256
		10,601,894
Pipelines – 0.7%
2,440,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	2,576,840
896,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	949,057
4,275,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	4,104,000
1,900,000	Midcontinent Express Pipeline LLC 5.4500%, 9/15/14 (144A)	1,943,983
1,200,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	1,238,381
950,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	1,120,139
		11,932,400
Property Trust – 0.3%
4,215,000	WEA Finance LLC / WT Finance Aust Pty Ltd., 5.7500%, 9/2/15 (144A)	4,444,465
Real Estate Management/Services – 0.3%
2,380,000	AMB Property L.P., 6.1250%, 12/1/16	2,350,222
2,390,000	AMB Property L.P., 6.6250%, 12/1/19	2,344,181
		4,694,403
Reinsurance – 0.5%
6,030,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	6,319,259
2,725,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	2,930,203
		9,249,462
REIT – Health Care – 0.3%
3,494,000	HCP, Inc., 6.4500%, 6/25/12	3,597,237
1,190,000	HCP, Inc., 5.6500%, 12/15/13	1,192,071
		4,789,308

See Notes to Schedule of Investments and Financial Statements.

14 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

REIT – Regional Malls – 0.1%
$1,430,000	Simon Property Group L.P. 6.7500%, 5/15/14	$1,523,922
REIT – Warehouse/Industry – 0.1%
1,350,000	ProLogis, 7.3750%, 10/30/19	1,331,647
Resorts and Theme Parks – 0.1%
970,000	Vail Resorts, Inc., 6.7500%, 2/15/14	962,725
Retail – Apparel and Shoe – 0.6%
550,000	Limited Brands, Inc., 6.1250%, 12/1/12	563,750
2,670,000	Limited Brands, Inc., 6.7500%, 6/1/14	2,981,854
2,015,000	Limited Brands, Inc., 6.9000%, 7/15/17	2,012,481
1,660,000	Limited Brands, Inc. 8.5000% 6/15/19 (144A)	1,805,250
2,225,000	Limited Brands, Inc., 7.6000%, 7/15/37	1,980,250
		9,343,585
Retail – Computer Equipment – 0%
620,000	GameStop Corp., 8.0000%, 10/1/12	642,475
Retail – Office Supplies – 0.1%
1,505,000	Staples, Inc., 7.7500%, 4/1/11	1,617,288
Retail – Regional Department Stores – 0.9%
1,195,000	J.C. Penney Co. Inc., 9.0000%, 8/1/12	1,347,363
2,000,000	J.C. Penney Co. Inc., 5.8750%, 1/15/13	2,055,000
4,060,000	J.C. Penney Co. Inc., 5.7500%, 7/15/14	4,070,149
1,481,000	J.C. Penney Co. Inc., 6.8750%, 10/15/15	1,562,455
2,095,000	J.C. Penney Co. Inc., 5.9000%, 12/1/16	2,042,625
1,435,000	J.C. Penney Co. Inc., 5.7500%, 2/15/18	1,415,269
537,000	J.C. Penney Co. Inc., 6.3750%, 10/15/36	476,856
1,725,000	J.C. Penney Co. Inc., 7.4000%, 4/1/37	1,712,063
		14,681,780
Retail – Restaurants – 0.4%
4,208,000	Brinker International, 5.7500%, 6/1/14	4,126,226
2,765,000	Darden Restaurants Inc. 5.6250%, 10/15/12	2,951,231
		7,077,457
Special Purpose Entity – 0.3%
1,800,000	Harley-Davidson Funding Corp. 5.7500%, 12/15/14 (144A)	1,827,482
1,070,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	1,005,800
2,023,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	1,820,700
		4,653,982
Steel – Producers – 0.2%
955,000	ArcelorMittal, 5.3750%, 6/1/13**	1,007,765
800,000	ArcelorMittal, 9.0000%, 2/15/15**	944,877
1,230,000	ArcelorMittal, 6.1250%, 6/1/18**	1,269,158
		3,221,800
Super-Regional Banks – 0.4%
2,150,000	Capital One Financial Corp. 7.3750%, 5/23/14	2,434,299
1,765,000	National City Corp., 6.8750%, 5/15/19	1,868,254
1,715,000	Wells Fargo Capital, 7.7000%, 9/26/99‡	1,663,550
		5,966,103
Telephone – Integrated – 0.8%
$4,865,000	Qwest Communications International, Inc. 7.2500%, 2/15/11	4,889,325
8,150,000	Sprint Capital Corp., 7.6250%, 1/30/11	8,343,563
		13,232,888
Television – 0.8%
2,255,000	CBS Corp., 6.6250%, 5/15/11	2,363,141
3,315,000	CBS Corp., 8.2000%, 5/15/14	3,768,552
5,705,000	CBS Corp., 8.8750%, 5/15/19	6,825,028
1,320,000	CBS Corp., 5.5000%, 5/15/33	1,105,629
		14,062,350
Transportation – Railroad – 0.1%
1,340,647	CSX Corp., 8.3750%, 10/15/14	1,544,653
920,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	906,200
		2,450,853
Wireless Equipment – 0%
700,000	American Tower Corp. 4.6250%, 4/1/15 (144A)	708,019

Total Corporate Bonds (cost $561,242,138)		600,842,053

Preferred Stock – 0.5%
Diversified Banking Institutions – 0.1%
8,900	Citigroup, Inc., convertible 7.5000% (T-DECS)	928,626
Food – Miscellaneous/Diversified – 0.1%
10	H.J. Heinz Finance Co., 8.0000% (144A)	1,037,500
Metal – Copper – 0.3%
56,295	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500%	6,485,184

Total Preferred Stock (cost $4,777,030)		8,451,310

U.S. Treasury Notes/Bonds – 4.3%
$16,000,000	1.3750%, 2/15/12	16,046,256
3,740,000	1.3750%, 9/15/12	3,722,467
2,899,438	0.6250%, 4/15/13çç	2,948,366
12,705,000	2.7500%, 10/31/13	13,011,711
5,630,000	1.7500%, 1/31/14	5,523,120
17,045,000	1.8750%, 2/28/14	16,764,030
5,329,000	2.6250%, 6/30/14	5,367,721
2,384,000	2.6250%, 7/31/14	2,395,920
2,250,000	2.3750%, 8/31/14	2,233,476
1,505,000	2.3750%, 9/30/14	1,492,298
1,790,000	2.1250%, 11/30/14	1,747,631
1,615,000	3.3750%, 11/15/19	1,553,436

Total U.S. Treasury Notes/Bonds (cost $73,051,214)		72,806,432

Money Market – 0.6%
9,300,583	Janus Cash Liquidity Fund LLC, 0% (cost $9,300,583)	9,300,583

Total Investments (total cost $1,423,503,155) – 99.2%		1,672,624,699

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		13,774,685

Net Assets – 100%		$1,686,399,384

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$7,321,236	0.5%
Belgium	31,937,336	1.9%
Bermuda	8,197,223	0.5%
Brazil	38,713,164	2.3%
Canada	88,628,607	5.3%
Cayman Islands	10,508,427	0.6%
Germany	3,136,598	0.2%
Hong Kong	10,793,634	0.7%
India	8,552,628	0.5%
Ireland	15,674,589	0.9%
Luxembourg	20,618,176	1.2%
Mexico	3,570,645	0.2%
Sweden	6,057,335	0.4%
Switzerland	129,031,354	7.7%
United Kingdom	56,724,151	3.4%
United States††	1,233,159,596	73.7%

Total	$1,672,624,699	100.0%

††	Includes Cash Equivalents (73.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 1/14/10	7,000,000	$11,301,503	$270,857
British Pound 1/21/10	9,100,000	14,691,277	592,264
Euro 1/14/10	5,100,000	7,316,338	282,968
Euro 2/4/10	1,800,000	2,582,143	73,289
Swiss Franc 1/14/10	290,000	280,624	(702)
Swiss Franc 1/21/10	25,200,000	24,386,940	642,609

Total		$60,558,825	$1,861,285

See Notes to Schedule of Investments and Financial Statements.

16 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2009	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,423,503
Unaffiliated investments at value	$1,663,324
Affiliated money market investments	9,301
Cash	136
Receivables:
Investments sold	3,141
Portfolio shares sold	683
Dividends	2,257
Interest	8,400
Non-interested Trustees’ deferred compensation	41
Other assets	22
Forward currency contracts	1,862
Total Assets	1,689,167
Liabilities:
Payables:
Investments purchased	1,063
Portfolio shares repurchased	673
Advisory fees	781
Transfer agent fees and expenses	2
Distribution fees and shareholder servicing fees – Service Shares	139
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	41
Accrued expenses and other payables	65
Forward currency contracts	1
Total Liabilities	2,768
Net Assets	$1,686,399
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,451,055
Undistributed net investment income/(loss)*	8,504
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(24,150)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	250,990
Total Net Assets	$1,686,399
Net Assets – Institutional Shares	$1,020,287
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	37,961
Net Asset Value Per Share	$26.88
Net Assets – Service Shares	$666,112
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,852
Net Asset Value Per Share	$27.93

*	See Note 5 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2009	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$38,505
Dividends	16,265
Dividends from affiliates	59
Foreign tax withheld	(848)
Total Investment Income	53,981
Expenses:
Advisory fees	8,254
Transfer agent fees and expenses	5
Custodian fees	52
Non-interested Trustees’ fees and expenses	48
Audit fees	31
Distribution fees and shareholder servicing fees – Service Shares	1,386
Other expenses	216
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	9,992
Expense and Fee Offset	–
Net Expenses	9,992
Net Investment Income/(Loss)	43,989
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(290)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	303,095
Net Gain/(Loss) on Investments	302,805
Net Increase/(Decrease) in Net Assets Resulting from Operations	$346,794

See Notes to Financial Statements.

18 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
For each fiscal year ended December 31	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$43,989	$45,580
Net realized gain/(loss) from investment and foreign currency transactions	(290)	34,680
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	303,095	(367,785)
Net Increase/(Decrease) in Net Assets Resulting from Operations	346,794	(287,525)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(28,280)	(29,933)
Service Shares	(15,590)	(13,283)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(36,120)	(81,125)
Service Shares	(20,147)	(37,721)
Net (Decrease) from Dividends and Distributions	(100,137)	(162,062)
Capital Share Transactions:
Shares sold
Institutional Shares	27,049	24,257
Service Shares	148,534	104,030
Reinvested dividends and distributions
Institutional Shares	64,400	111,058
Service Shares	35,737	51,004
Shares repurchased
Institutional Shares	(151,608)	(240,932)
Service Shares	(90,516)	(108,293)
Net Increase/(Decrease) from Capital Share Transactions	33,596	(58,876)
Net Increase/(Decrease) in Net Assets	280,253	(508,463)
Net Assets:
Beginning of period	1,406,146	1,914,609
End of period	$1,686,399	$1,406,146

Undistributed net investment income/(loss)*	$8,504	$8,280

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series | 19

Financial Highlights

Institutional Shares

For a share outstanding during
each fiscal year ended December 31

	Janus Aspen Balanced Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$22.90	$30.04	$27.89	$25.74	$24.39
Income from Investment Operations:
Net investment income/(loss)	.78	.81	.82	.61	.61
Net gain/(loss) on investments (both realized and unrealized)	4.91	(5.23)	2.09	2.12	1.31
Total from Investment Operations	5.69	(4.42)	2.91	2.73	1.92
Less Distributions:
Dividends (from net investment income)*	(.75)	(.74)	(.76)	(.58)	(.57)
Distributions (from capital gains)*	(.96)	(1.98)	–	–	–
Total Distributions	(1.71)	(2.72)	(.76)	(.58)	(.57)
Net Asset Value, End of Period	$26.88	$22.90	$30.04	$27.89	$25.74
Total Return	25.89%	(15.81)%	10.50%	10.72%	7.95%
Net Assets, End of Period (in thousands)	$1,020,287	$926,938	$1,335,428	$1,475,350	$1,681,985
Average Net Assets for the Period (in thousands)	$946,559	$1,150,680	$1,417,947	$1,554,032	$1,887,185
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.57%	0.57%	0.57%	0.58%	0.57%
Ratio of Net Expenses to Average Net Assets(2)	0.57%	0.57%	0.57%	0.57%	0.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.03%	2.77%	2.54%	2.04%	2.01%
Portfolio Turnover Rate	169%	120%	54%	52%	52%

Service Shares

For a share outstanding during
each fiscal year ended December 31

	Janus Aspen Balanced Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$23.76	$31.07	$28.83	$26.61	$25.24
Income from Investment Operations:
Net investment income/(loss)	.73	.72	.70	.49	.45
Net gain/(loss) on investments (both realized and unrealized)	5.11	(5.37)	2.24	2.27	1.46
Total from Investment Operations	5.84	(4.65)	2.94	2.76	1.91
Less Distributions:
Dividends (from net investment income)*	(.71)	(.68)	(.70)	(.54)	(.54)
Distributions (from capital gains)*	(.96)	(1.98)	–	–	–
Total Distributions	(1.67)	(2.66)	(.70)	(.54)	(.54)
Net Asset Value, End of Period	$27.93	$23.76	$31.07	$28.83	$26.61
Total Return	25.53%	(16.00)%	10.25%	10.46%	7.62%
Net Assets, End of Period (in thousands)	$666,112	$479,208	$579,181	$509,087	$559,467
Average Net Assets for the Period (in thousands)	$554,206	$542,837	$545,997	$515,319	$526,693
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.82%	0.82%	0.82%	0.83%	0.82%
Ratio of Net Expenses to Average Net Assets(2)	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.77%	2.53%	2.27%	1.79%	1.77%
Portfolio Turnover Rate	169%	120%	54%	52%	52%

*	See Note 5 in Notes to Financial Statements.
(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(2)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

20 | DECEMBER 31, 2009

Notes to Schedule of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Government/Credit Bond Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

T-DECS	Tangible Dividend Enhanced Common Stock

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Common Stock
Aerospace and Defense	$10,685,804	$10,352,985	$–
Agricultural Chemicals	8,823,359	20,580,696	–
Brewery	–	28,887,139	–
Casino Hotels	2,135,585	7,321,236	–
Cellular Telecommunications	–	6,203,244	–
Commercial Banks	–	27,225,385	–
Diversified Banking Institutions	66,558,421	22,767,225	–
Diversified Operations	21,364,846	5,812,512	–

Janus Aspen Series | 21

Notes to Schedule of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Food – Miscellaneous/Diversified	–	26,662,871	–
Food – Retail	–	4,950,724	–
Medical – Drugs	43,783,713	29,800,761	–
Oil Companies – Integrated	36,756,451	21,037,903	–
Power Converters and Power Supply Equipment	–	3,683,894	–
Real Estate Operating/Development	–	4,981,122	–
Soap and Cleaning Preparations	–	30,950,447	–
All Other	539,897,998	–	–

Corporate Bonds	–	600,842,053	–

Preferred Stock	–	8,451,310	–

U.S. Treasury Notes/Bonds	–	72,806,432	–

Money Market	–	9,300,583	–

Total Investments in Securities	$730,006,177	$942,618,522	$–

Other Financial Instruments(a):	$–	$1,861,285	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$265,174,705

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2009.

22 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

Janus Aspen Series | 23

Notes to Financial Statements (continued)

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

24 | DECEMBER 31, 2009

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if

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Notes to Financial Statements (continued)

the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

26 | DECEMBER 31, 2009

investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such

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Notes to Financial Statements (continued)

instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the

28 | DECEMBER 31, 2009

Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$1,861,987	Forward currency contracts	$702

Total		$1,861,987		$702

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(5,939,471)	$(5,939,471)

Total	$–	$–	$–	$(5,939,471)	$(5,939,471)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$3,279,576	$3,279,576

Total	$–	$–	$–	$3,279,576	$3,279,576

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce

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Notes to Financial Statements (continued)

compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2009 are indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$297,628	0%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the LIBOR. In other cases, the lending rate could be tied to the prime rate

30 | DECEMBER 31, 2009

offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

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Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short

32 | DECEMBER 31, 2009

sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the

Janus Aspen Series | 33

Notes to Financial Statements (continued)

Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$775,123,914	$765,823,331	$59,163	$9,300,583

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Balanced Portfolio	$8,600,804	$–	$(21,642,932)	$(46,287)	$(42,884)	$248,475,676

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The

34 | DECEMBER 31, 2009

following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

Portfolio	December 31, 2017	Accumulated Capital Losses

Janus Aspen Balanced Portfolio	$(21,642,932)	$(21,642,932)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Balanced Portfolio	$1,424,149,023	$282,494,202	$(34,018,526)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$43,869,917	$56,267,306	$–	$–

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$43,818,378	$118,243,775	$–	$–

Janus Aspen Series | 35

Notes to Financial Statements (continued)

6.	Capital Share Transactions

For each fiscal year ended	Janus Aspen Balanced Portfolio
December 31 (all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,104	870
Reinvested dividends and distributions	2,688	4,217
Shares repurchased	(6,301)	(9,068)
Net Increase/(Decrease) in Portfolio Shares	(2,509)	(3,981)
Shares Outstanding, Beginning of Period	40,470	44,451
Shares Outstanding, End of Period	37,961	40,470
Transactions in Portfolio Shares – Service Shares
Shares sold	5,855	3,640
Reinvested dividends and distributions	1,434	1,868
Shares repurchased	(3,609)	(3,977)
Net Increase/(Decrease) in Portfolio Shares	3,680	1,531
Shares Outstanding, Beginning of Period	20,172	18,641
Shares Outstanding, End of Period	23,852	20,172

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$1,793,445,746	$1,669,067,089	$705,593,579	$842,313,962

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at

36 | DECEMBER 31, 2009

the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 37

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

38 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

40 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 41

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

42 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

44 | DECEMBER 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Capital Gain Distributions

Portfolio

Janus Aspen Balanced Portfolio	$56,267,306

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Balanced Portfolio	21%

Janus Aspen Series | 45

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

46 | DECEMBER 31, 2009

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81113 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Enterprise Portfolio
(formerly named Janus Aspen Mid Cap Growth Portfolio)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Explanations of Charts, Tables and Financial Statements	32
Trustees and Officers	35

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid cap companies with high quality management teams that wisely allocate capital to fund and drive long-term growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12 months ended December 31, 2009, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 44.83% and 44.44%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell Midcap® Growth Index, returned 46.29%. The Portfolio’s secondary benchmark, the S&P MidCap 400 Index, returned 37.38% for the same time period.

Economic Overview

Equity markets began the year in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite a modest pullback in October, broad indices finished the period significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, while growth-style indices also outperformed value index. Within our benchmark, the information technology sector was the largest contributor to performance followed by consumer discretionary. Telecommunications and utilities were the smallest contributors to performance. Commodity prices generally were strongly higher during the year led by industrials metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

Detractors from Relative Performance

Following a weak start to the year, we exited our position in managed care company Coventry Health Care, Inc. early in 2009 amid the uncertainty surrounding health care reform and management’s ability to control costs. Similarly, Microsemi Corp., an analog semiconductor manufacturer, was also sold earlier in the year, after concerns about the CEO’s credibility weighed on the stock. We felt the uncertainty was too high given the credibility issues and moved onto to more attractive risk/reward opportunities.

Biopharmaceutical holding Gilead Sciences, Inc. also detracted from performance. Despite uncertainty surrounding health care reform, we believe Gilead has a strong differentiated drug franchise with its HIV-fighting drug Truvada. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment.

Contributors to Relative Performance

Crown Castle International Corp., a wireless tower company and long-term holding in the Portfolio, performed well with strong quarterly results, which were highlighted by growing numbers of tenants on its towers. We think this could continue as wireless service providers work to upgrade their networks in order to meet growing demand for data transmission. We also believe Crown will be able to improve its free cash flow and generate strong returns on invested capital. Its historically predictable, long-term contract-driven revenue base remains attractive to us.

Li & Fung, Ltd., a Hong Kong-based apparel outsourcer, benefited for much of the year from the rebound in consumer sentiment, particularly in the U.S. While consumer spending is likely to remain soft in our view, we think the company is managing the macroeconomic environment quite well as it continues to win customers. We think the cost savings it offers clients is its main appeal, which could help Li & Fung continue to gain market share and grow free cash flow.

tw telecom, inc. (formerly Time Warner Telecom), a provider of managed network services, benefited from good quarterly results and increased optimism in the U.S. economic recovery. We think tw telecom managed the downturn well. We like its historically stable recurring cash flows and long-term growth potential. We also think the company can leverage its asset base to generate strong incremental returns on capital.

2 | DECEMBER 31, 2009

(unaudited)

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

The economic environment in the U.S. and abroad has continued to improve. From industrial and manufacturing to consumer confidence, many economic indicators suggested a much better environment than a year ago and we think a lot of the improvement has been discounted by the market. Conditions are much improved from a year ago, but we think the U.S. economy remains somewhat challenged over the near-term. And while the financial system has stabilized, we think there are a number of key fundamental and structural issues that create some uncertainty. These include questions around the magnitude of consumer deleveraging, the large U.S. government fiscal deficit and the housing market. In our view, all remain unresolved and we are monitoring each of these very closely.

Against this uncertain macroeconomic backdrop, we remain focused on finding what we think are the best long-term investment opportunities. We are looking for sustainable and predictable growth companies, with strong management teams, flexible margin structures and high or improving returns on invested capital. We look to pay a reasonable price for these companies, and sell them if they achieve our price target or if the fundamental story changes materially. Strong secular growth companies should be able to maintain a reasonable level of earnings in a challenging economy, and should be able to grow earnings in a strong economy. We are finding these types of opportunities across all sectors.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Crown Castle International Corp.	3.18%
Li & Fung, Ltd.	2.12%
tw telecom, inc.	1.84%
Lamar Advertising Co. – Class A	1.82%
Amphenol Corp. – Class A	1.67%

5 Bottom Performers – Holdings

Contribution

Coventry Health Care, Inc.	–0.36%
Microsemi Corp.	–0.27%
Gilead Sciences, Inc.	–0.25%
SunPower Corp. – Class B	–0.23%
Iron Mountain, Inc.	–0.21%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equities)	Index Weighting

Information Technology	15.90%	25.06%	21.61%
Consumer Discretionary	7.61%	11.06%	18.40%
Telecommunication Services	5.25%	5.93%	1.94%
Health Care	4.91%	15.98%	13.57%
Industrials	4.34%	18.15%	16.01%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equities)	Index Weighting

Utilities	–0.20%	0.64%	3.32%
Consumer Staples	0.75%	2.24%	6.01%
Materials	1.81%	5.22%	4.64%
Energy	2.58%	7.03%	7.21%
Financials	3.86%	8.70%	7.29%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Crown Castle International Corp. Wireless Equipment	4.0%
Celgene Corp. Medical – Biomedical and Genetic	3.1%
Amphenol Corp. – Class A Electronic Connectors	2.4%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.2%
Li & Fung, Ltd. Distribution/Wholesale	2.1%

13.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging Markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

4 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	44.83%	4.88%	–4.73%	8.83%	0.67%

Janus Aspen Enterprise Portfolio – Service Shares	44.44%	4.62%	–4.94%	8.55%	0.92%

Russell Midcap® Growth Index	46.29%	2.40%	–0.52%	7.67%

S&P MidCap 400 Index	37.38%	3.27%	6.36%	10.75%

Lipper Quartile – Institutional Shares	2nd	1st	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Multi-Cap Growth Funds	34/120	19/87	31/39	4/9

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of May 1, 2009, Janus Aspen Mid Cap Growth Portfolio changed its name to Janus Aspen Enterprise Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,267.10	$3.89

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,265.30	$5.31

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 | DECEMBER 31, 2009

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 98.7%
Advertising Sales – 1.6%
297,721	Lamar Advertising Co. – Class A*	$9,256,146
Aerospace and Defense – 1.4%
199,080	Empresa Brasileira de Aeronautica S.A. (ADR)	4,401,659
87,560	TransDigm Group, Inc.*	4,158,224
		8,559,883
Aerospace and Defense – Equipment – 1.0%
67,205	Alliant Techsystems, Inc.*	5,932,185
Agricultural Chemicals – 1.6%
84,945	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	9,216,533
Agricultural Operations – 0.6%
3,496,880	Chaoda Modern Agriculture Holdings, Ltd.	3,710,461
Airlines – 1.4%
302,723	Ryanair Holdings PLC (ADR)*,**	8,119,031
Apparel Manufacturers – 0.4%
249,505	Burberry Group PLC	2,391,275
Applications Software – 0.4%
64,535	Citrix Systems, Inc.*	2,685,301
Auction House – Art Dealer – 1.0%
265,725	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	5,960,212
Batteries and Battery Systems – 0.9%
84,395	Energizer Holdings, Inc.*	5,171,726
Casino Hotels – 1.0%
853,008	Crown, Ltd.**	6,112,936
Commercial Services – 0.5%
77,695	CoStar Group, Inc.*	3,245,320
Commercial Services – Finance – 2.3%
142,455	Global Payments, Inc.	7,672,626
102,433	Interactive Data Corp	2,591,555
102,065	Paychex, Inc.	3,127,272
		13,391,453
Computer Aided Design – 0.4%
49,825	ANSYS, Inc.*	2,165,395
Computer Services – 1.5%
159,016	IHS, Inc. – Class A*	8,715,667
Computers – 1.2%
35,013	Apple, Inc.*	7,382,841
Consulting Services – 0.6%
199,749	Gartner, Inc.*	3,603,472
Containers – Metal and Glass – 2.6%
144,151	Ball Corp.	7,452,607
249,942	Owens-Illinois, Inc.*	8,215,593
		15,668,200
Decision Support Software – 1.9%
348,265	MSCI, Inc.*	11,074,827
Distribution/Wholesale – 3.2%
146,745	Fastenal Co.	6,110,462
3,077,860	Li & Fung, Ltd.	12,666,215
		18,776,677
Electric Products – Miscellaneous – 0.8%
129,655	AMETEK, Inc.	4,958,007
Electronic Components – Miscellaneous – 1.4%
335,675	Tyco Electronics, Ltd. (U.S. Shares)	8,240,821
Electronic Components – Semiconductors – 0.9%
1,917,161	ARM Holdings PLC	5,480,050
Electronic Connectors – 2.4%
305,045	Amphenol Corp. – Class A	14,086,978
Electronic Measuring Instruments – 1.8%
429,499	Trimble Navigation, Ltd.*	10,823,375
Enterprise Software/Services – 0.8%
202,645	CA, Inc.	4,551,407
Entertainment Software – 0.4%
134,685	Electronic Arts, Inc.*	2,390,659
Fiduciary Banks – 0.7%
78,398	Northern Trust Corp.	4,108,055
Finance – Other Services – 0.9%
15,643	CME Group, Inc.	5,255,266
Instruments – Controls – 0.7%
37,695	Mettler-Toledo International, Inc.*	3,957,598
Instruments – Scientific – 1.7%
206,046	Thermo Fisher Scientific, Inc.*	9,826,334
Internet Security – 1.8%
604,915	Symantec Corp.*	10,821,929
Investment Management and Advisory Services – 2.0%
83,324	Eaton Vance Corp.	2,533,883
380,880	National Financial Partners Corp.*	3,081,319
119,086	T. Rowe Price Group, Inc.	6,341,330
		11,956,532
Machinery – General Industrial – 1.7%
196,600	Roper Industries, Inc.	10,295,942
Medical – Biomedical and Genetic – 6.4%
334,945	Celgene Corp.*,**	18,649,737
52,105	Genzyme Corp.*	2,553,666
135,642	Gilead Sciences, Inc.*	5,870,585
70,980	Millipore Corp.*	5,135,403
130,920	Myriad Genetics, Inc.*	3,417,012
60,500	Vertex Pharmaceuticals, Inc.*	2,592,425
		38,218,828
Medical – Drugs – 0.7%
70,220	Shire PLC (ADR)	4,121,914
Medical Information Systems – 0.4%
52,255	Athenahealth, Inc.*	2,364,016
Medical Instruments – 2.7%
317,830	St. Jude Medical, Inc.*	11,689,787
59,060	Techne Corp.	4,049,154
		15,738,941
Medical Products – 4.7%
245,980	Covidien PLC (U.S. Shares)**	11,779,981
101,810	Henry Schein, Inc.*	5,355,206
229,820	Varian Medical Systems, Inc.*	10,767,067
		27,902,254
Metal Processors and Fabricators – 1.7%
90,260	Precision Castparts Corp.	9,960,191
Networking Products – 1.0%
224,050	Juniper Networks, Inc.*	5,975,414

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Oil Companies – Exploration and Production – 3.1%
72,184	EOG Resources, Inc.	$7,023,503
228,595	Ultra Petroleum Corp. (U.S. Shares)*	11,397,747
		18,421,250
Oil Companies – Integrated – 1.0%
101,015	Hess Corp.	6,111,408
Oil Field Machinery and Equipment – 0.9%
164,770	Dresser-Rand Group, Inc.*	5,208,380
Physical Practice Management – 0.3%
27,341	Mednax, Inc.*	1,643,468
Pipelines – 1.7%
186,872	Kinder Morgan Management LLC*	10,210,686
Printing – Commercial – 1.4%
146,548	VistaPrint NV (U.S. Shares)**	8,303,410
Real Estate Management/Services – 1.4%
134,117	Jones Lang LaSalle, Inc.	8,100,667
Reinsurance – 1.6%
2,807	Berkshire Hathaway, Inc. – Class B*	9,223,802
Retail – Apparel and Shoe – 0.7%
244,500	American Eagle Outfitters, Inc.	4,151,610
Retail – Automobile – 0.7%
119,585	Copart, Inc.*	4,380,399
Retail – Office Supplies – 0.8%
198,140	Staples, Inc.	4,872,263
Retail – Regional Department Stores – 0.8%
82,830	Kohl’s Corp.*	4,467,022
Semiconductor Components/Integrated Circuits – 2.2%
2,870,825	Atmel Corp.*	13,234,503
Semiconductor Equipment – 2.0%
323,242	KLA-Tencor Corp.	11,688,431
Telecommunication Equipment – 0.8%
178,460	CommScope, Inc.*	4,734,544
Telecommunication Equipment – Fiber Optics – 0.7%
227,140	Corning, Inc.	4,386,073
Telecommunication Services – 4.3%
389,037	Amdocs, Ltd. (U.S. Shares)	11,099,225
279,301	SAVVIS, Inc.*	3,924,179
627,945	tw telecom, inc.*	10,762,977
		25,786,381
Toys – 1.3%
393,581	Mattel, Inc.	7,863,748
Transactional Software – 1.4%
233,880	Solera Holdings, Inc.	8,422,019
Transportation – Railroad – 1.3%
140,875	Canadian National Railway Co. (U.S. Shares)	7,657,965
Transportation – Services – 2.0%
108,015	C.H. Robinson Worldwide, Inc.	6,343,721
153,322	Expeditors International of Washington, Inc.	5,324,873
		11,668,594
Transportation – Truck – 1.0%
151,560	Landstar System, Inc.	5,875,981
Vitamins and Nutrition Products – 0.7%
93,910	Mead Johnson Nutrition Co. – Class A	4,103,867
Web Hosting/Design – 1.5%
81,618	Equinix, Inc.*	8,663,751
Wireless Equipment – 4.0%
604,100	Crown Castle International Corp.*	23,584,063

Total Common Stock (cost $456,164,150)		584,938,337

Money Market – 1.6%
9,590,021	Janus Cash Liquidity Fund LLC, 0% (cost $9,590,021)	9,590,021

Total Investments (total cost $465,754,171) – 100.3%		594,528,358

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(1,612,597)

Net Assets – 100%		$592,915,761

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,112,936	1.0%
Bermuda	12,666,215	2.1%
Brazil	4,401,659	0.7%
Canada	34,232,456	5.8%
Cayman Islands	3,710,461	0.6%
Guernsey	11,099,225	1.9%
Ireland	19,899,013	3.4%
Jersey	4,121,914	0.7%
Netherlands	8,303,410	1.4%
Switzerland	8,240,821	1.4%
United Kingdom	7,871,325	1.3%
United States††	473,868,923	79.7%

Total	$594,528,358	100.0%

††	Includes Cash Equivalents (78.1% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold
and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 1/14/10	1,320,000	$1,185,560	$20,656
Australian Dollar 1/21/10	2,400,000	2,153,789	79,723
Australian Dollar 2/4/10	2,665,000	2,387,759	21,161
Euro 1/14/10	100,000	143,458	5,548
Euro 1/21/10	2,881,387	4,133,523	182,276
Euro 2/4/10	1,450,000	2,080,060	59,038

Total		$12,084,149	$368,402

See Notes to Schedule of Investments and Financial Statements.

8 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2009	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$465,754
Unaffiliated investments at value	$584,938
Affiliated money market investments	9,590
Cash	–
Receivables:
Investments sold	389
Portfolio shares sold	74
Dividends	278
Non-interested Trustees’ deferred compensation	15
Other assets	10
Forward currency contracts	368
Total Assets	595,662
Liabilities:
Payables:
Investments purchased	1,208
Portfolio shares repurchased	1,080
Advisory fees	318
Transfer agent fees and expenses	1
Distribution fees and shareholder servicing fees – Service Shares	46
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	15
Accrued expenses and other payables	76
Total Liabilities	2,746
Net Assets	$592,916
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$656,987
Undistributed net investment income/(loss)*	224
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(193,436)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	129,141
Total Net Assets	$592,916
Net Assets – Institutional Shares	$371,092
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,052
Net Asset Value Per Share	$30.79
Net Assets – Service Shares	$221,824
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,419
Net Asset Value Per Share	$29.90

*	See Note 5 in the Notes to the Financial Statements.
(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2009	Enterprise
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$19
Dividends	3,623
Dividends from affiliates	12
Foreign tax withheld	(44)
Total Investment Income	3,610
Expenses:
Advisory fees	3,254
Transfer agent fees and expenses	5
Registration fees	36
Audit fees	45
Custodian fees	29
Non-interested Trustees’ fees and expenses	17
Distribution fees and shareholder servicing fees – Service Shares	492
Other expenses	162
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	4,040
Expense and Fee Offset	–
Net Expenses	4,040
Net Investment Income/(Loss)	(430)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(82,369)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	273,818
Net Gain/(Loss) on Investments	191,449
Net Increase/(Decrease) in Net Assets Resulting from Operations	$191,019

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

10 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
For the fiscal year ended December 31, 2009	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$(430)	$1,677
Net realized gain/(loss) from investment and foreign currency transactions	(82,369)	57,135
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	273,818	(446,761)
Net Increase/(Decrease) in Net Assets Resulting from Operations	191,019	(387,949)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	(1,113)
Service Shares	–	(189)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(26,158)
Service Shares	–	(17,656)
Net Decrease from Dividends and Distributions	–	(45,116)
Capital Share Transactions:
Shares sold
Institutional Shares	29,154	45,996
Service Shares	29,876	82,855
Reinvested dividends and distributions
Institutional Shares	–	27,271
Service Shares	–	16,957
Shares repurchased
Institutional Shares	(54,964)	(101,908)
Service Shares	(67,362)	(107,899)
Net Increase/(Decrease) from Capital Share Transactions	(63,296)	(36,728)
Net Increase/(Decrease) in Net Assets	127,723	(469,793)
Net Assets:
Beginning of period	465,193	934,986
End of period	$592,916	$465,193

Undistributed net investment income/(loss)*	$224	$241

*	See Note 5 in Notes to Financial Statements
(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding each
fiscal year ended December 31

	Janus Aspen Enterprise Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$21.26	$39.96	$32.97	$29.02	$25.84
Income from Investment Operations:
Net investment income/(loss)	.05	.13	.12	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	9.48	(16.82)	7.15	3.92	3.10
Total from Investment Operations	9.53	(16.69)	7.27	3.95	3.18
Less Distributions:
Dividends (from net investment income)*	–	(.08)	(.08)	–	–
Distributions (from capital gains)*	–	(1.93)	(.20)	–	–
Total Distributions	–	(2.01)	(.28)	–	–
Net Asset Value, End of Period	$30.79	$21.26	$39.96	$32.97	$29.02
Total Return	44.83%	(43.75)%	22.10%	13.61%	12.31%
Net Assets, End of Period (in thousands)	$371,092	$279,088	$565,996	$523,173	$532,085
Average Net Assets for the Period (in thousands)	$311,752	$453,662	$550,938	$525,467	$706,963
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.70%	0.67%	0.68%	0.69%	0.67%
Ratio of Net Expenses to Average Net Assets(3)	0.70%	0.67%	0.68%	0.69%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.02%	0.32%	0.27%	(0.03)%	(0.01)%
Portfolio Turnover Rate	36%	60%	45%	41%	32%

Service Shares

For a share outstanding each
fiscal year ended December 31

	Janus Aspen Enterprise Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$20.70	$38.97	$32.19	$28.41	$25.36
Income from Investment Operations:
Net investment income/(loss)	(.09)	.02	.04	(.09)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	9.29	(16.34)	6.96	3.87	3.10
Total from Investment Operations	9.20	(16.32)	7.00	3.78	3.05
Less Distributions:
Dividends (from net investment income)*	–	(.02)	(.02)	–	–
Distributions (from capital gains)*	–	(1.93)	(.20)	–	–
Total Distributions	–	(1.95)	(.22)	–	–
Net Asset Value, End of Period	$29.90	$20.70	$38.97	$32.19	$28.41
Total Return	44.44%	(43.88)%	21.80%	13.31%	12.03%
Net Assets, End of Period (in thousands)	$221,824	$186,105	$368,990	$254,484	$256,225
Average Net Assets for the Period (in thousands)	$196,683	$300,898	$300,362	$253,611	$244,487
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.95%	0.92%	0.93%	0.94%	0.92%
Ratio of Net Expenses to Average Net Assets(3)	0.95%	0.92%	0.93%	0.94%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.25)%	0.07%	0.01%	(0.28)%	(0.23)%
Portfolio Turnover Rate	36%	60%	45%	41%	32%

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio*
Common Stock
Aerospace and Defense	$4,158,224	$4,401,659	$–
Agricultural Operations	–	3,710,461	–
Airlines	–	8,119,031	–
Apparel Manufacturers	–	2,391,275	–
Casino Hotels	–	6,112,936	–
Distribution/Wholesale	6,110,462	12,666,215	–
Electronic Components – Semiconductors	–	5,480,050	–
Medical – Drugs	–	4,121,914	–
All Other	527,666,110	–	–

Money Market	–	9,590,021	–

Total Investments in Securities	$537,934,796	$56,593,562	$–

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$368,402	$–

*	Formerly named Janus Aspen Mid Cap Growth Portfolio.
(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio(1)	$39,326,558

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (formerly named Janus Aspen Mid Cap Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

14 | DECEMBER 31, 2009

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

16 | DECEMBER 31, 2009

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest

Janus Aspen Series | 17

Notes to Financial Statements (continued)

rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the

18 | DECEMBER 31, 2009

extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require

Janus Aspen Series | 19

Notes to Financial Statements (continued)

qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$368,402	Forward currency contracts	$–

Total		$368,402		$–

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(2,581,152)	$(2,581,152)

Total	$–	$–	$–	$(2,581,152)	$(2,581,152)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$1,158,642	$1,158,642

Total	$–	$–	$–	$1,158,642	$1,158,642

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is

20 | DECEMBER 31, 2009

incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value

Janus Aspen Series | 21

Notes to Financial Statements (continued)

of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio(1)	All Asset Levels	0.64

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses

22 | DECEMBER 31, 2009

actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Aspen Series | 23

Notes to Financial Statements (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Enterprise Portfolio(1)
Janus Cash Liquidity Fund LLC	$100,650,607	$91,091,586	$12,221	$9,590,021

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Enterprise Portfolio(1)(2)	$239,096	$–	$(191,472,679)	$(8)	$(15,931)	$127,178,850

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.
(2)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2017	Capital Losses

Janus Aspen Enterprise Portfolio(1)(2)	$(53,089,575)	$(24,166,141)	$(114,216,963)	$(191,472,679)

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.
(2)	Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Enterprise Portfolio(1)	$136,017,201

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

24 | DECEMBER 31, 2009

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Enterprise Portfolio(1)	$467,349,508	$166,438,359	$(39,259,509)

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio(1)	$–	$–	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio(1)	$1,302,371	$43,814,507	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Perkins Enterprise Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,200	1,323
Reinvested dividends and distributions	–	773
Shares repurchased	(2,275)	(3,133)
Net Increase/(Decrease) in Portfolio Shares	(1,075)	(1,037)
Shares Outstanding, Beginning of Period	13,127	14,164
Shares Outstanding, End of Period	12,052	13,127
Transactions in Portfolio Shares – Service Shares
Shares sold	1,248	2,525
Reinvested dividends and distributions	–	490
Shares repurchased	(2,821)	(3,492)
Net Increase/(Decrease) in Portfolio Shares	(1,573)	(477)
Shares Outstanding, Beginning of Period	8,992	9,469
Shares Outstanding, End of Period	7,419	8,992

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

Janus Aspen Series | 25

Notes to Financial Statements (continued)

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio(1)	$179,027,691	$249,488,107	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the

26 | DECEMBER 31, 2009

date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Enterprise Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Enterprise Portfolio (formerly Janus Aspen Mid Cap Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

28 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

30 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

32 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34 | DECEMBER 31, 2009

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Aspen Series | 35

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

36 | DECEMBER 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Brian Demain 151 Detroit Street Denver, CO 80206 DOB 1977	Executive Vice President and Portfolio Manager Janus Aspen Enterprise Portfolio	11/07-Present	Vice President of Janus Capital. Formerly, Assistant Portfolio Manager (2004-2007) for Enterprise Portfolio and Analyst (1999-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81116 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Schedule of Investments	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	36
Additional Information	37
Explanations of Charts, Tables and Financial Statements	40
Designation Requirements	43
Trustees and Officers	44

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
We seek to identify the best opportunities across fixed income markets using a bottom-up, fundamentally-driven process that is focused on credit-oriented investments. We believe this bottom-up, fundamentally-driven process that focuses on credit can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the 12-month period ended December 31, 2009, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 13.22% and 12.98%, respectively, compared to a 5.93% return for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Investment Strategy

On a microeconomic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams tend to focus on generating returns for their equity holders (typically including management), we have to consider whether reducing debt and deleveraging the capital structure is advantageous to equity holders. We approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

Free cash flow analysis – Free cash flow is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

Understanding management intentions – If management does everything right there is a greater chance for us to receive the coupon/interest and eventually the principal at maturity. If they do not execute and/or do things that greatly jeopardize cash flows, they could push the company into bankruptcy courts (a worst case scenario), thus, putting us in a recovery value position, with values typically in the 30-40 cents on the dollar range. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

Evaluation of the downside – We believe a core tenet to making money is not losing it! The risk of being wrong is often greater than the reward for being right. Thus, we have to focus on the individual securities that we are purchasing, understanding the potential of each security that enters the Portfolio.

Our in-house research plays a crucial role in the management of the Portfolio. A key strength is our integrated research model, which harnesses the resources of our 14 fixed income and 35 equity analysts (includes portfolio managers who also have analyst responsibilities).

Market Environment

Coming off the financial crisis of 2008, we have worked through numerous phases culminating in where we are today.

Early in the crisis, the concern with companies going bankrupt led to incredible volatility and a reduction in risk-taking across all markets. Equities and corporate bonds declined in price to valuations not seen in decades. The flight-to-quality trade that helped to push U.S. Treasuries to record low yields began to abate in January as corporate spreads dropped and Treasury yields rose.

The U.S. Federal Reserve’s (Fed) zero interest rate policy has helped to anchor the short-end of the yield curve. With the massive amount of liquidity in the system, concerns around future inflation has escalated leading to long-term rates moving higher and a steepening of the yield curve during the period. This helped the yield curve close the period near its steepest point on record as the yield difference between the 10-year and 2-year Treasury bonds stood at 270 basis points (bps) at the end of December (down from the period and record high of 285 bps on December 22, 2009).

The steepening of the yield curve provided a negative backdrop for most U.S. government-related securities, as yields rose and prices declined. U.S. Long Treasuries posted a double-digit decline and were among the worst

2 | DECEMBER 31, 2009

(unaudited)

performers, while short-term Treasuries ended the period flat.

The U.S. government’s and Fed’s ongoing support for agencies (Fannie and Freddie) and the mortgage-backed securities (MBS) market (through various purchase programs) helped each group outperform the Barclays Capital U.S. Aggregate Bond Index, which finished the period with a small gain. Spreads of agencies and MBS relative to U.S. Treasuries were near historically tight levels at year end. Spread tightening within corporate credit and commercial mortgage-backed securities (CMBS) continued to be a key driver of outperformance for these segments. The top two performing groups within fixed income, high yield and CMBS, saw spreads decline over 1000 bps and 537 bps, respectively. Investment grade credit spreads narrowed 362 bps in the period. Overall spreads within corporate credit remained well above long-term averages at the end of December.

Risk assets, such as high yield bonds and stocks, started to rebound due to actions by global governments and central banks, which resulted in flooding the financial system with liquidity and in creating a myriad of programs to help with the recovery process. Signs of stability in the financial system helped facilitate the risk appetite in the markets. At the same time corporations were very aggressive in tackling their organizational structures with layoffs and significant cost cutting via wage reductions and a retreat on discretionary spending. As the economy stabilized, these aggressive cuts and disciplined cost management flowed directly into positive earnings, providing additional support to the market.

We’ve experienced a very low quality/high beta (volatility) rally in both the equity and credit markets. In general, the lower the quality and the riskier the business profile, the greater was the return during the period.

We are entering a very important phase in the markets where individual security selection will play a more important role in determining return profiles across both the equity and the fixed income markets. Many of the businesses that have rallied the most are likely not well positioned for the current environment and in many cases may struggle. But, there are many businesses that should flourish in this environment.

Contributors to Relative Performance

Our significant overweight and security selection within corporate credit were the primary contributors to relative performance. Within corporate credit rating groups, our large overweight in BBB- and BB-rated credits aided performance. Our underweights in Treasuries and U.S. agency debt were modest contributors as well.

Within corporate sectors, our overweight and security selection in industrial metals were the top contributors followed by our overweight in technology. Tyco Electronics Group S.A., a technology holding, was our largest individual contributor. The global provider of electronic components saw its bonds post strong gains during the second half of the period. We feel management is focused on maintaining its BBB credit rating; we also like the potential for the firm’s profits to be strong amid an improving semiconductor business.

Global brewer Anheuser-Busch InBev Worldwide, Inc. was among the top contributors. Management has continued to deliver on its pledge to make asset sales and pay down debt it incurred with InBev’s acquisition of Anheuser-Busch in 2008. Consistent with our philosophy, we favor the company’s bonds due to its free cash flow generation potential, cost reduction efforts and management’s commitment to paying down debt.

ArcelorMittal, the world’s largest steel maker, benefited from a turnaround and subsequent stability in steel prices, which was part of why we were attracted to the company’s credits. In addition, management is following through with its pledge to pay down debt, which we think will help it maintain its investment grade rating.

Detractors from Relative Performance

Our average underweight in CMBS was the largest detractor. While many are driven to the CMBS sector due to the higher ratings relative to high-yield bonds, we feel that better total return profiles exist with companies going through positive fundamental transformation of their capital structures with potential ratings upside offer better opportunities. On a corporate sector basis, our holdings within wirelines and real estate investment trusts were the largest detractors. Our underweighting Wells Fargo & Co. was the largest individual detractor. We have maintained an underweight in the name relative to the index as we are concerned about the bank’s West Coast real estate exposure and a lack of transparency in addressing some of Wells’ problem loans.

Edison Mission Energy, an Irvine, CA-based subsidiary of power producer and distributor Edison International, declined early in the period as natural gas prices fell and power demands slowed. We like the company’s asset base supporting its debt.

Our lack of exposure to troubled insurer American International Group (AIG) weighed on performance, as its

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

bonds continued to perform well. We have not owned AIG because we do not like the lack of transparency and disclosure as well as the uncertainty around management of this very complicated work-out situation.

Outlook

Despite the significant spread tightening we’ve seen in corporate credit relative to Treasuries, we believe there is the potential for further tightening. There are a number of fundamental and structural issues within fixed income that we see as being key drivers of returns over the near term. Government intervention and rising budget deficits have led to a large and unprecedented level of financing needs for the federal government, which has resulted in an increased issuance of Treasury bonds. Meanwhile, corporate America is in the early innings of a deleveraging cycle that we believe will lead to management teams opting for capital structures with less leverage and greater liquidity profiles. We have seen management teams focus more on paying down and building liquidity since emerging from one of the most significant financial crises in history. We think this could continue and that a shrinking supply of corporate bonds coupled with investors demand for higher yields provides a positive backdrop for further spread narrowing within corporate credit.

In addition, as we have highlighted previously, we believe that the evolution of the fixed income markets, moving from four primary sectors (credit, Treasuries, government agencies and agency MBS) to two (credit and government) result in agencies and MBS being more sensitive to interest rate movements. Given agency and MBS securities are at historically tight spreads relative to Treasuries, we prefer to express our view on interest rates using Treasuries versus taking the basis risk. The U.S. government’s support of Fannie and Freddie is likely to continue and remain a key determinant of agencies spreads. Even with the Fed’s MBS purchase program scheduled to end in March, we believe the mortgage market is likely to remain under pressure due to the fragile nature of the housing market. Because of these structural issues, we think both segments will display similar return characteristics to Treasuries and that there are very few spread alternatives to pursue outside of corporate credit.

We have often emphasized the importance of credit analysis in fixed income investing. Furthermore, we believe the corporate credit sector remains an area where fundamental bottom-up analysis combined with robust risk management can improve a manager’s potential to provide risk-adjusted outperformance within fixed income.

Thank you for entrusting your assets to us and your investment in Janus Aspen Flexible Bond Portfolio.

4 | DECEMBER 31, 2009

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
December 31, 2009

Weighted Average Maturity	5.9 Years
Average Effective Duration*	4.4 Years
30-day Current Yield**
Institutional Shares	3.76%
Service Shares	3.51%
Weighted Average Fixed Income Credit Rating	A-
Number of Bonds/Notes	268

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
December 31, 2009

AAA	17.1%
AA	6.2%
A	19.5%
BBB	37.4%
BB	14.2%
B	3.8%
CCC	0.5%
Other	1.3%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2009

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 0.5% of total net assets.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	13.22%	6.43%	6.69%	7.39%	0.60%	0.60%(a)

Janus Aspen Flexible Bond Portfolio – Service Shares	12.98%	6.16%	6.43%	7.17%	0.85%	0.85%(b)

Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	6.02%

Lipper Quartile – Institutional Shares	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	33/75	11/60	5/30	1/12

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower

(b) Janus Capital contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2009

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses at period end did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2008.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,078.30	$3.09

Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,077.40	$4.40

Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

†	Expenses are equal to the annualized expense ratio of 0.59% for Institutional Shares and 0.84% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2009

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Corporate Bonds – 80.5%
Advertising Services – 0.4%
$285,000	WPP Finance UK, 5.8750%, 6/15/14	$294,321
1,145,000	WPP Finance UK, 8.0000%, 9/15/14	1,302,162
		1,596,483
Agricultural Chemicals – 0.2%
787,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	860,219
Automotive – Cars and Light Trucks – 0.8%
1,779,000	Daimler Finance North America LLC 6.5000%, 11/15/13	1,950,202
780,000	Daimler Finance North America LLC 8.5000%, 1/18/31	958,498
		2,908,700
Automotive – Medium and Heavy Duty Trucks – 0.7%
2,540,000	Volvo A.B. (U.S. Shares) 5.9500%, 4/1/15 (144A)	2,621,062
Beverages – Non-Alcoholic – 0.8%
970,000	Dr Pepper Snapple Group, Inc. 2.3500%, 12/21/12	971,033
1,145,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	1,253,110
605,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	678,700
		2,902,843
Beverages – Wine and Spirits – 0.4%
1,425,000	Brown-Forman Corp., 5.0000%, 2/1/14	1,497,652
Brewery – 1.5%
1,470,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	1,667,217
1,470,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	1,721,069
2,315,000	Anheuser-Busch InBev Worldwide, Inc. 5.3750%, 1/15/20 (144A)	2,361,899
		5,750,185
Building – Residential and Commercial – 0.7%
640,000	D.R. Horton, Inc., 7.8750%, 8/15/11	675,200
960,000	MDC Holdings, Inc., 5.3750%, 12/15/14	952,789
640,000	Ryland Group, 5.3750%, 5/15/12	649,600
370,000	Toll Brothers Finance, Corp. 6.7500%, 11/1/19	362,376
		2,639,965
Building Products – Cement and Aggregate – 0.5%
365,000	CRH America, Inc., 5.6250%, 9/30/11	383,687
735,000	CRH America, Inc., 6.9500%, 3/15/12	796,160
755,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	777,178
		1,957,025
Cable Television – 1.6%
1,205,000	COX Communications, Inc. 4.6250%, 1/15/10	1,206,003
1,105,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	1,176,147
370,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	468,195
665,000	Time Warner Cable, Inc. 6.7500%, 7/1/18	730,544
$1,310,000	Time Warner Cable, Inc. 5.0000%, 2/1/20	1,270,347
1,020,000	Time Warner Cable, Inc. 6.7500%, 6/15/39	1,068,251
		5,919,487
Casino Hotels – 0%
80,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	83,000
Casino Services – 0.7%
2,500,000	International Game Technology 7.5000%, 6/15/19	2,709,075
Cellular Telecommunications – 1.0%
1,270,000	America Movil S.A.B. de C.V. 5.0000%, 10/16/19 (144A)	1,241,778
960,000	Cellco Partnership /Verizon Wireless Capital LLC, 5.2500%, 2/1/12	1,018,200
1,400,000	Cellco Partnership /Verizon Wireless Capital LLC, 7.3750%, 11/15/13	1,608,132
		3,868,110
Chemicals – Diversified – 1.7%
1,630,000	Dow Chemical Co. 7.6000%, 5/15/14	1,854,764
3,250,000	Dow Chemical Co. 8.5500%, 5/15/19	3,877,721
685,000	E.I. du Pont de Nemours & Co. 5.0000%, 7/15/13	737,914
		6,470,399
Coatings and Paint Products – 1.0%
1,862,000	RPM International, Inc. 6.1250%, 10/15/19	1,873,316
1,790,000	Sherwin-Williams Co. 3.1250%, 12/15/14	1,767,877
		3,641,193
Commercial Banks – 3.4%
1,780,000	American Express Bank FSB 5.5000%, 4/16/13	1,897,354
1,395,000	BB&T Corp. 5.7000%, 4/30/14	1,510,015
1,395,000	BB&T Corp. 6.8500%, 4/30/19	1,564,636
1,410,000	Credit Suisse New York 5.0000%, 5/15/13	1,503,673
1,600,000	Credit Suisse New York 5.5000%, 5/1/14	1,736,322
4,320,000	Discover Bank 8.7000%, 11/18/19	4,628,249
		12,840,249
Computer Services – 0.7%
1,480,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	1,492,950
950,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	979,688
		2,472,638

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Computers – Memory Devices – 0.8%
$1,617,000	Seagate Technology 6.3750%, 10/1/11	$1,645,298
1,165,000	Seagate Technology 10.0000%, 5/1/14 (144A)	1,287,325
		2,932,623
Consulting Services – 0.1%
265,000	FTI Consulting, Inc. 7.7500%, 10/1/16	268,313
Containers – Metal and Glass – 0.6%
390,000	Ball Corp. 7.1250%, 9/1/16	399,750
433,000	Ball Corp. 7.3750%, 9/1/19	444,908
825,000	Owens-Brockway Glass Container, Inc. 8.2500%, 5/15/13	847,687
565,000	Owens-Brockway Glass Container, Inc. 6.7500%, 12/1/14	577,713
		2,270,058
Containers – Paper and Plastic – 0.2%
100,000	Rock-Tenn Co. 9.2500%, 3/15/16 (144A)	108,625
560,000	Rock-Tenn Co. 9.2500%, 3/15/16	608,300
		716,925
Cosmetics and Toiletries – 0.2%
315,000	Chattem, Inc. 7.0000%, 3/1/14	323,663
530,000	Estee Lauder Companies, Inc. 7.7500%, 11/1/13	615,732
		939,395
Dialysis Centers – 0.2%
905,000	DaVita, Inc. 6.6250%, 3/15/13	907,263
Diversified Banking Institutions – 7.5%
3,290,000	Bank of America Corp. 7.3750%, 5/15/14	3,733,209
680,000	Bank of America Corp. 5.4200%, 3/15/17	671,229
910,000	Bank of America Corp. 5.6500%, 5/1/18	924,207
2,120,000	Citigroup, Inc. 5.6250%, 8/27/12	2,180,566
1,860,000	Citigroup, Inc. 6.0100%, 1/15/15	1,899,242
3,160,000	Citigroup, Inc. 8.5000%, 5/22/19	3,649,019
1,865,000	GMAC LLC 6.8750%, 9/15/11(144A)	1,837,025
610,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	628,486
770,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	827,888
1,255,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	1,372,679
1,350,000	Goldman Sachs Group, Inc. 6.1500%, 4/1/18	1,445,174
1,770,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	1,902,741
$1,035,000	JPMorgan Chase & Co. 6.3000%, 4/23/19	1,138,580
2,735,000	Morgan Stanley 4.7500%, 4/1/14	2,750,718
1,930,000	Morgan Stanley 4.2000%, 11/20/14	1,931,347
1,550,000	Morgan Stanley 5.6250%, 9/23/19	1,561,331
		28,453,441
Diversified Financial Services – 1.8%
795,000	General Electric Capital Corp. 4.8000%, 5/1/13	830,990
1,100,000	General Electric Capital Corp. 5.9000%, 5/13/14	1,189,179
4,633,000	General Electric Capital Corp. 6.0000%, 8/7/19	4,809,151
		6,829,320
Diversified Minerals – 2.0%
750,000	Teck Resources, Ltd. 7.0000%, 9/15/12	792,188
2,435,000	Teck Resources, Ltd. 9.7500%, 5/15/14	2,809,381
645,000	Teck Resources, Ltd. 5.3750%, 10/1/15	632,906
1,560,000	Teck Resources, Ltd. 10.7500%, 5/15/19	1,864,200
1,580,000	Teck Resources, Ltd. 6.1250%, 10/1/35	1,414,100
		7,512,775
Diversified Operations – 2.7%
510,000	Kansas City Southern Railway 13.0000%, 12/15/13	591,600
1,035,000	SPX Corp 7.6250%, 12/15/14	1,066,050
3,250,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	3,448,257
1,750,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14	1,830,456
990,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17	1,023,621
1,987,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37	2,048,877
		10,008,861
Electric – Generation – 0.5%
1,835,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	2,007,622
Electric – Integrated – 2.2%
1,585,000	CMS Energy Corp. 6.3000%, 2/1/12	1,613,214
1,060,000	CMS Energy Corp. 1.2344%, 1/15/13‡	954,000
1,270,000	Monongahela Power Co. 6.7000%, 6/15/14	1,373,720
590,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	626,579
910,000	PPL Energy Supply LLC 5.7000%, 10/15/15	946,482

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Electric – Integrated – (continued)
$1,400,000	Southern California Edison Co. 7.6250%, 1/15/10	$1,402,522
1,250,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	1,349,994
		8,266,511
Electronic Components – Semiconductors – 0.8%
1,170,000	National Semiconductor Corp. 0.5036%, 6/15/10	1,156,976
1,090,000	National Semiconductor Corp. 6.1500%, 6/15/12	1,141,717
669,000	National Semiconductor Corp. 6.6000%, 6/15/17‡	685,297
		2,983,990
Electronic Connectors – 0.7%
2,715,000	Amphenol Corp. 4.7500%, 11/15/14	2,715,953
Electronics – Military – 1.8%
1,507,000	L-3 Communications Corp. 6.1250%, 7/15/13	1,522,070
920,000	L-3 Communications Corp. 6.1250%, 1/15/14	925,750
1,770,000	L-3 Communications Corp. 6.3750%, 10/15/15	1,776,638
2,500,000	L-3 Communications Corp. 5.2000%, 10/15/19 (144A)	2,472,840
		6,697,298
Enterprise Software/Services – 0.9%
1,403,000	BMC Software, Inc. 7.2500%, 6/1/18	1,527,933
905,000	CA, Inc. 6.1250%, 12/1/14	983,932
1,060,000	CA, Inc. 5.3750%, 12/1/19	1,065,947
		3,577,812
Fiduciary Banks – 0.5%
1,620,000	Northern Trust Corp. 4.6250%, 5/1/14	1,726,304
Finance – Auto Loans – 1.8%
900,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	928,664
1,860,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	1,897,917
1,045,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	1,055,337
1,012,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	1,020,560
1,790,000	PACCAR Financial, Corp. 1.9500%, 12/17/12	1,771,472
		6,673,950
Finance – Credit Card – 1.1%
825,000	American Express Co. 7.0000%, 3/19/18	908,549
1,550,000	American Express Co. 8.1250%, 5/20/19	1,836,845
530,000	American Express Co. 6.8000%, 9/1/66‡	474,350
$840,000	American Express Credit Co. 7.3000%, 8/20/13	944,060
		4,163,804
Finance – Investment Bankers/Brokers – 2.1%
2,490,000	Charles Schwab Corp. 4.9500%, 6/1/14	2,626,785
1,530,000	Jefferies Group, Inc. 8.5000%, 7/15/19	1,672,487
413,000	Jefferies Group, Inc. 3.8750%, 11/1/29	407,838
73,000	Lazard Group LLC 7.1250%, 5/15/15	75,785
1,470,000	Lazard Group LLC 6.8500%, 6/15/17	1,479,386
790,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	778,883
980,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	973,497
		8,014,661
Finance – Other Services – 0.8%
1,037,000	Cantor Fitzgerald L.P. 7.8750%, 10/15/19 (144A)	1,014,865
1,890,000	CME Group, Inc. 5.7500%, 2/15/14	2,067,227
		3,082,092
Food – Meat Products – 0.2%
860,000	Smithfield Foods, Inc. 7.0000%, 8/1/11	857,850
Food – Miscellaneous/Diversified – 0.6%
436,000	Dole Food Co., Inc. 13.8750%, 3/15/14 (144A)	524,290
1,499,000	General Mills, Inc. 5.2500%, 8/15/13	1,617,181
		2,141,471
Gas – Distribution – 0.1%
365,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	348,575
Hotels and Motels – 1.5%
591,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	594,542
443,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	442,494
1,945,000	Marriott International, Inc. 4.6250%, 6/15/12	1,955,624
565,000	Marriott International, Inc. 5.6250%, 2/15/13	579,754
395,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	422,156
1,800,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,793,250
		5,787,820
Investment Management and Advisory Services – 1.6%
1,655,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	1,840,459
1,059,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	931,920

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Investment Management and Advisory Services – (continued)
$1,640,000	BlackRock, Inc. 3.5000%, 12/10/14	$1,619,405
1,640,000	BlackRock, Inc. 5.0000%, 12/10/19	1,611,597
		6,003,381
Life and Health Insurance – 1.6%
1,110,000	Aflac, Inc. 6.9000%, 12/17/39	1,093,530
1,800,000	Prudential Financial, Inc. 3.6250%, 9/17/12	1,826,627
653,000	Prudential Financial, Inc. 4.7500%, 6/13/15	649,127
2,110,000	Prudential Financial, Inc. 7.3750%, 6/15/19	2,365,663
		5,934,947
Machinery – General Industrial – 0.4%
1,448,000	Roper Industries, Inc. 6.2500%, 9/1/19	1,507,461
Medical – Biomedical and Genetic – 0.5%
1,030,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	1,030,000
950,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16 (144A)	1,002,250
		2,032,250
Medical – Generic Drugs – 0.7%
1,300,000	Watson Pharmaceuticals, Inc. 5.0000%, 8/15/14	1,327,271
1,320,000	Watson Pharmaceuticals, Inc. 6.1250%, 8/15/19	1,361,968
		2,689,239
Medical – Hospitals – 0.7%
835,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	864,225
855,000	HCA, Inc. 9.2500%, 11/15/16	918,056
850,000	HCA, Inc. 8.5000%, 4/15/19 (144A)	915,875
		2,698,156
Medical – Wholesale Drug Distributors – 0.4%
790,000	McKesson Corp. 6.5000%, 2/15/14	873,870
680,000	McKesson Corp. 7.5000%, 2/15/19	806,400
		1,680,270
Medical Instruments – 1.0%
1,865,000	Boston Scientific, Corp. 4.5000%, 1/15/15	1,868,806
920,000	Boston Scientific, Corp. 6.0000%, 1/15/20	940,035
890,000	Boston Scientific, Corp. 7.3750%, 1/15/40	956,186
		3,765,027
Medical Labs and Testing Services – 1.4%
$680,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	710,968
2,575,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	2,704,566
1,540,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	1,692,231
		5,107,765
Medical Products – 1.4%
1,300,000	Carefusion Corp. 4.1250%, 8/1/12 (144A)	1,340,196
970,000	Carefusion Corp. 5.1250%, 8/1/14 (144A)	1,019,678
1,020,000	Carefusion Corp. 6.3750%, 8/1/19 (144A)	1,091,931
1,665,000	Hospira, Inc. 6.4000%, 5/15/15	1,842,859
		5,294,664
Metal – Copper – 0.4%
1,260,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	1,379,700
Metal Processors and Fabricators – 0.1%
430,000	Timken Co. 6.0000%, 9/15/14	452,517
Multi-Line Insurance – 1.1%
510,000	Genworth Financial, Inc. 8.6250%, 12/15/16	529,094
1,355,000	MetLife, Inc. 6.7500%, 6/1/16	1,517,385
1,665,000	MetLife, Inc. 7.7170%, 2/15/19	1,956,600
		4,003,079
Non-Hazardous Waste Disposal – 1.3%
905,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	941,065
1,245,000	Allied Waste North America, Inc. 7.2500%, 3/15/15	1,301,025
1,810,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	1,927,650
780,000	Waste Management, Inc. 7.3750%, 8/1/10	807,974
		4,977,714
Office Automation and Equipment – 0.6%
245,000	Xerox Corp. 5.6500%, 5/15/13	255,280
612,000	Xerox Corp. 8.2500%, 5/15/14	702,040
460,000	Xerox, Corp. 5.6250%, 12/15/19	459,358
660,000	Xerox, Corp. 6.7500%, 12/15/39	664,971
		2,081,649
Oil – Field Services – 0.3%
760,000	Weatherford International, Ltd. 9.6250%, 3/1/19	947,494

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Oil and Gas Drilling – 0.9%
$1,150,000	Nabors Industries, Inc. 9.2500%, 1/15/19	$1,408,423
1,720,000	Rowan Companies, Inc. 7.8750%, 8/1/19	1,913,657
		3,322,080
Oil Companies – Exploration and Production – 1.6%
1,550,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	1,676,630
1,685,000	Forest Oil Corp. 8.0000%, 12/15/11	1,756,612
735,000	Forest Oil Corp. 8.5000%, 2/15/14 (144A)	768,075
670,000	Kerr-McGee Corp. 6.8750%, 9/15/11	720,338
515,000	Newfield Exploration Co. 7.6250%, 3/1/11	531,738
710,000	Questar Market Resources 6.8000%, 3/1/20	740,037
		6,193,430
Pharmacy Services – 0.9%
625,000	Express Scripts, Inc. 5.2500%, 6/15/12	664,126
1,860,000	Express Scripts, Inc. 6.2500%, 6/15/14	2,029,501
750,000	Express Scripts, Inc. 7.2500%, 6/15/19	852,138
		3,545,765
Pipelines – 2.4%
750,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	794,702
1,180,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	1,246,177
558	Kern River Funding Corp. 4.8930%, 4/30/18‡,§	556
474,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	502,068
2,125,000	Kinder Morgan Energy Partners L.P. 6.9500%, 1/15/38	2,264,746
2,235,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,145,600
820,000	Midcontinent Express Pipeline LLC 5.4500%, 9/15/14 (144A)	838,982
570,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	588,231
485,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	571,861
		8,952,923
Property Trust – 0.5%
1,810,000	WEA Finance LLC / WT Finance Australia Pty, Ltd. 5.7500%, 9/2/15 (144A)	1,908,536
Real Estate Management/Services – 0.7%
1,310,000	AMB Property L.P. 6.1250%, 12/1/16	1,293,609
1,300,000	AMB Property L.P. 6.6250%, 12/1/19	1,275,078
		2,568,687
Reinsurance – 1.4%
$3,215,000	Berkshire Hathaway Finance Corp 4.0000%, 4/15/12	3,369,224
1,340,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,440,907
455,000	Berkshire Hathaway Finance Corp. 4.6250%, 10/15/13	485,071
		5,295,202
REIT – Diversified – 0.1%
443,000	Duke Realty L.P. 7.3750%, 2/15/15	467,180
REIT – Health Care – 0.8%
1,582,000	HCP, Inc. 6.4500%, 6/25/12	1,628,743
650,000	HCP, Inc. 5.6500%, 12/15/13	651,131
670,000	Ventas Realty LP / Ventas Capital Corp. 6.5000%, 6/1/16	646,550
		2,926,424
REIT – Regional Malls – 0.2%
637,000	Simon Property Group L.P. 6.7500%, 5/15/14	678,838
REIT – Warehouse/Industrial – 0.2%
580,000	ProLogis 7.3750%, 10/30/19	572,115
Resorts and Theme Parks – 0.1%
520,000	Vail Resorts, Inc. 6.7500%, 2/15/14	516,100
Retail – Apparel and Shoe – 0.9%
890,000	Limited Brands, Inc. 8.5000%, 6/15/19 (144A)	967,875
1,135,000	Limited Brands, Inc. 7.6000%, 7/15/37	1,010,150
1,270,000	Nordstrom, Inc. 6.7500%, 6/1/14	1,418,335
		3,396,360
Retail – Computer Equipment – 0.1%
330,000	GameStop Corp. 8.0000%, 10/1/12	341,963
Retail – Office Supplies – 0.1%
325,000	Staples, Inc. 7.7500%, 4/1/11	349,248
Retail – Propane Distribution – 0.2%
850,000	Amerigas Partners L.P. 7.2500%, 5/20/15	850,000
Retail – Regional Department Stores – 1.1%
600,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	676,500
602,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	635,110
620,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	611,475
240,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	213,120
1,010,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	1,012,525

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Retail – Regional Department Stores – (continued)
$1,010,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	$984,750
		4,133,480
Retail – Restaurants – 0.9%
1,848,000	Brinker International 5.7500%, 6/1/14	1,812,088
1,345,000	Darden Restaurants Inc. 5.6250%, 10/15/12	1,435,590
		3,247,678
Special Purpose Entity – 0.5%
980,000	Harley-Davidson Funding Corp. 5.7500%, 12/15/14 (144A)	994,963
625,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	587,500
461,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	414,900
		1,997,363
Steel – Producers – 1.6%
1,020,000	ArcelorMittal 5.3750%, 6/1/13	1,076,356
790,000	ArcelorMittal 9.0000%, 2/15/15	933,066
1,065,000	ArcelorMittal 6.1250%, 6/1/18	1,098,905
1,530,000	Reliance Steel & Aluminum, Co. 6.2000%, 11/15/16	1,508,198
1,466,000	Steel Dynamics, Inc. 7.7500%, 4/15/16 (144A)	1,526,472
		6,142,997
Super-Regional Banks – 0.8%
1,040,000	Capital One Financial Corp. 7.3750%, 5/23/14	1,177,522
915,000	National City Corp. 6.8750%, 5/15/19	968,528
950,000	Wells Fargo Capital 7.7000%, 9/26/99‡	921,500
		3,067,550
Telephone – Integrated – 1.4%
920,000	BellSouth Corp. 4.7500%, 11/15/12	982,381
640,000	Qwest Communications International, Inc. 7.2500%, 2/15/11	643,200
3,570,000	Sprint Capital Corp. 7.6250%, 1/30/11	3,654,787
		5,280,368
Television – 1.4%
1,620,000	CBS Corp. 8.2000%, 5/15/14	1,841,645
2,560,000	CBS Corp. 8.8750%, 5/15/19	3,062,589
590,000	CBS Corp. 5.5000%, 5/15/33	494,183
		5,398,417
Transportation – Railroad – 0.3%
$658,311	CSX Corp. 8.3750%, 10/15/14	758,486
310,000	Kansas City Southern de Mexico S.A. de C.V. 7.6250%, 12/1/13	305,350
220,000	Kansas City Southern de Mexico S.A. de C.V. 7.3750%, 6/1/14	214,500
		1,278,336
Wireless Equipment – 0.1%
300,000	American Tower Corp. 4.6250%, 4/1/15 (144A)	303,437

Total Corporate Bonds (cost $284,437,913)		303,912,762

Preferred Stock – 0.1%
Diversified Banking Institutions – 0.1%
4,800	Citigroup, Inc., convertible, 7.5000% (T-DECS) (cost $480,000)	500,832

U.S. Treasury Notes/Bonds – 16.9%
$2,120,000	0.8750%, 2/28/11	2,125,135
1,530,000	0.8750%, 3/31/11	1,532,809
3,625,000	0.8750%, 5/31/11	3,629,390
9,095,000	1.1250%, 6/30/11	9,131,945
3,690,000	1.0000%, 10/31/11	3,686,679
2,840,000	1.1250%, 1/15/12**	2,837,336
5,733,000	4.6250%, 2/29/12	6,144,612
4,195,000	1.3750%, 5/15/12	4,195,000
694,000	4.7500%, 5/31/12	749,466
90,000	1.8750%, 6/15/12	90,984
3,100,000	1.5000%, 7/15/12	3,104,842
1,503,412	0.6250%, 4/15/13ÇÇ	1,528,782
1,000,000	2.7500%, 10/31/13	1,024,141
7,110,000	1.7500%, 1/31/14	6,975,024
720,000	1.7500%, 3/31/14	702,900
6,438,000	2.2500%, 5/31/14	6,394,241
1,360,000	2.6250%, 7/31/14	1,366,800
1,555,000	2.3750%, 8/31/14	1,543,580
1,965,000	2.3750%, 9/30/14	1,948,415
805,000	2.1250%, 11/30/14	785,946
380,935	1.3750%, 7/15/18ÇÇ	381,708
3,483,699	2.1250%, 1/15/19ÇÇ	3,694,355
424,000	2.7500%, 2/15/19	390,345
10,000	3.6250%, 8/15/19	9,831

Total U.S. Treasury Notes/Bonds (cost $63,370,400)		63,974,266

Money Market – 1.3%
4,855,350	Janus Cash Liquidity Fund LLC, 0% (cost $4,855,350)	4,855,350

Total Investments (total cost $353,143,663) – 98.8%		373,243,210

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		4,516,029

Net Assets – 100%		$377,759,239

See Notes to Schedule of Investments and Financial Statements.

14 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,002,400	0.3%
Canada	6,848,994	1.8%
Cayman Islands	2,932,622	0.8%
Luxembourg	11,459,539	3.1%
Mexico	1,761,628	0.5%
Sweden	2,621,062	0.7%
Switzerland	4,187,489	1.1%
United Kingdom	1,596,483	0.4%
United States††	340,832,993	91.3%

Total	$373,243,210	100.0%

††	Includes Cash Equivalents (90.0% excluding Cash Equivalents)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of December 31, 2009	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$353,144
Unaffiliated investments at value	$368,388
Affiliated money market investments	4,855
Receivables:
Portfolio shares sold	359
Dividends	1
Interest	4,483
Non-interested Trustees’ deferred compensation	9
Other assets	8
Total Assets	378,103
Liabilities:
Payables:
Due to Custodian	2
Portfolio shares repurchased	91
Advisory fees	170
Transfer agent fees and expenses	2
Distribution fees and shareholder servicing fees – Service Shares	15
Non-interested Trustees’ fees and expenses	5
Non-interested Trustees’ deferred compensation fees	9
Accrued expenses and other payables	50
Total Liabilities	344
Net Assets	$377,759
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$344,095
Undistributed net investment income/(loss)*	1,523
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	12,042
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	20,099
Total Net Assets	$377,759
Net Assets – Institutional Shares	$304,204
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	24,216
Net Asset Value Per Share	$12.56
Net Assets – Service Shares	$73,555
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,509
Net Asset Value Per Share	$13.35

*	See Note 5 in the Notes to the Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2009

Statement of Operations

Janus Aspen
Flexible
For the fiscal year ended December 31, 2009	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$18,688
Dividends from affiliates	27
Total Investment Income	18,715
Expenses:
Advisory fees	1,907
Transfer agent fees and expenses	5
Registration fees	30
Custodian fees	24
Audit fees	31
Non-interested Trustees’ fees and expenses	9
Distribution fees and shareholder servicing fees – Service Shares	138
Other expenses	97
Non-recurring costs (Note 4)	–
Cost assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	2,241
Expense and Fee Offset	–
Net Expenses	2,241
Net Investment Income/(Loss)	16,474
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	12,417
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,659
Net Gain/(Loss) on Investments	27,076
Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,550

See Notes to Financial Statements.

Janus Aspen Series | 17

Statements of Changes in Net Assets

	Janus Aspen
	Flexible
	Bond
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$16,474	$15,187
Net realized gain/(loss) from investment and foreign currency transactions	12,417	6,128
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	14,659	(2,471)
Net Increase/(Decrease) in Net Assets Resulting from Operations	43,550	18,844
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(13,671)	(13,615)
Service Shares	(2,429)	(1,213)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(278)	–
Service Shares	(42)	–
Net (Decrease) from Dividends and Distributions	(16,420)	(14,828)
Capital Share Transactions:
Shares sold
Institutional Shares	44,473	50,424
Service Shares	49,484	23,286
Reinvested dividends and distributions
Institutional Shares	13,948	13,615
Service Shares	2,472	1,213
Shares repurchased
Institutional Shares	(86,402)	(56,187)
Service Shares	(16,094)	(13,982)
Net Increase/(Decrease) from Capital Share Transactions	7,881	18,369
Net Increase/(Decrease) in Net Assets	35,011	22,385
Net Assets:
Beginning of period	342,748	320,363
End of period	$377,759	$342,748

Undistributed net investment income/(loss)*	$1,523	$1,088

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

18 | DECEMBER 31, 2009

Financial Highlights

Institutional Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Flexible Bond Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$11.61	$11.46	$11.24	$11.36	$12.14
Income from Investment Operations:
Net investment income/(loss)	.57	.53	.53	.54	.60
Net gain/(loss) on investments (both realized and unrealized)	.94	.14	.24	(.08)	(.36)
Total from Investment Operations	1.51	.67	.77	.46	.24
Less Distributions:
Dividends (from net investment income)*	(.55)	(.52)	(.55)	(.56)	(.59)
Distributions (from capital gains)*	(.01)	–	–	(.02)	(.43)
Total Distributions	(.56)	(.52)	(.55)	(.58)	(1.02)
Net Asset Value, End of Period	$12.56	$11.61	$11.46	$11.24	$11.36
Total Return	13.22%	5.93%	7.04%	4.22%	2.00%
Net Assets, End of Period (in thousands)	$304,204	$309,504	$297,919	$264,656	$278,324
Average Net Assets for the Period (in thousands)	$302,033	$306,207	$279,676	$264,990	$321,856
Ratio of Gross Expenses to Average Net Assets(1)	0.59%	0.60%	0.61%	0.64%	0.57%
Ratio of Net Expenses to Average Net Assets(1)	0.59%	0.60%	0.61%	0.64%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.65%	4.56%	4.91%	4.63%	4.18%
Portfolio Turnover Rate	271%	169%	138%(2)	163%(2)	171%(2)

Service Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Flexible Bond Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.32	$12.13	$11.86	$11.91	$12.70
Income from Investment Operations:
Net investment income/(loss)	.55	.52	.62	.51	.53
Net gain/(loss) on investments (both realized and unrealized)	1.01	.16	.17	(.05)	(.31)
Total from Investment Operations	1.56	.68	.79	.46	.22
Less Distributions:
Dividends (from net investment income)*	(.52)	(.49)	(.52)	(.49)	(.58)
Distributions (from capital gains)*	(.01)	–	–	(.02)	(.43)
Total Distributions	(.53)	(.49)	(.52)	(.51)	(1.01)
Net Asset Value, End of Period	$13.35	$12.32	$12.13	$11.86	$11.91
Total Return	12.89%	5.71%	6.80%	3.98%	1.76%
Net Assets, End of Period (in thousands)	$73,555	$33,244	$22,444	$27,630	$32,909
Average Net Assets for the Period (in thousands)	$55,100	$28,537	$29,701	$30,780	$33,352
Ratio of Gross Expenses to Average Net Assets(1)	0.84%	0.85%	0.86%	0.89%	0.83%
Ratio of Net Expenses to Average Net Assets(1)	0.84%	0.85%	0.85%	0.89%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	4.32%	4.66%	4.36%	3.94%
Portfolio Turnover Rate	271%	169%	138%(2)	163%(2)	171%(2)

*	See Note 5 in Notes to Financial Statements.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.

Janus Aspen Series | 19

Notes to Schedule of Investments

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

REIT	Real Estate Investment Trust

T-DECS	Tangible Dividend Enhanced Common Stock

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Kern River Funding Corp., 4.8930%, 4/30/18	4/28/03	$553	$556	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2009. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Corporate Bonds	$–	$303,912,762	$–

Preferred Stock	–	500,832	–

U.S. Treasury Notes/Bonds	–	63,974,266	–

Money Market	–	4,855,350	–

Total Investments in Securities	$–	$373,243,210	$–

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$1,998,124

20 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 21

Notes to Financial Statements (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would

22 | DECEMBER 31, 2009

use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its

24 | DECEMBER 31, 2009

investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments

Janus Aspen Series | 25

Notes to Financial Statements (continued)

of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

26 | DECEMBER 31, 2009

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Portfolio during the fiscal year ended December 31, 2009.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater

Janus Aspen Series | 27

Notes to Financial Statements (continued)

exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your

28 | DECEMBER 31, 2009

return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Portfolio may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in

Janus Aspen Series | 29

Notes to Financial Statements (continued)

U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

30 | DECEMBER 31, 2009

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Aspen Series | 31

Notes to Financial Statements (continued)

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$347,806,689	$342,960,338	$27,429	$4,855,350

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$12,205,740	$1,449,527	$–	$–	$(10,130)	$20,018,377

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$353,224,833	$20,578,378	$(560,001)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax

32 | DECEMBER 31, 2009

returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$16,099,464	$320,934	$–	$–

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$14,827,871	$–	$–	$–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Flexible
Portfolio	Bond Portfolio

Institutional Shares
2009(1)	0.59%
2008(1)	0.60%
2007(1)	0.61%
2006(1)	0.64%
2005(1)	0.57%

Service Shares
2009(1)	0.84%
2008(1)	0.85%
2007(1)	0.86%
2006(1)	0.89%
2005(1)	0.83%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series | 33

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,646	4,346
Reinvested dividends and distributions	1,148	1,184
Shares repurchased	(7,225)	(4,872)
Net Increase/(Decrease) in Portfolio Shares	(2,431)	658
Shares Outstanding, Beginning of Period	26,647	25,989
Shares Outstanding, End of Period	24,216	26,647
Transactions in Portfolio Shares – Service Shares
Shares sold	3,873	1,904
Reinvested dividends and distributions	190	100
Shares repurchased	(1,253)	(1,155)
Net Increase/(Decrease) in Portfolio Shares	2,810	849
Shares Outstanding, Beginning of Period	2,699	1,850
Shares Outstanding, End of Period	5,509	2,699

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$637,966,822	$634,371,554	$318,745,439	$315,412,999

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at

34 | DECEMBER 31, 2009

the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 35

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

36 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

38 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

40 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

42 | DECEMBER 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Capital Gain Distributions

Portfolio

Janus Aspen Flexible Bond Portfolio	$320,934

Janus Aspen Series | 43

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

44 | DECEMBER 31, 2009

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81114 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Explanations of Charts, Tables and Financial Statements	31
Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We seek to invest in business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended December 31, 2009, Janus Aspen Forty Portfolio’s Institutional Shares and Service Shares returned 46.33% and 46.01%, respectively, versus a return of 37.21% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned 26.46% for the period.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, which performed similarly. Growth-style indices also outperformed value indices, as information technology was easily the best performing sector followed distantly by materials. Telecommunications and utilities were relative laggards. Commodities generally were strongly higher during the year led by industrial metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

Contributors to Relative Performance

Apple, Inc. has been a winning position for the Portfolio for much of the year. It has been gaining market share in the PC market during a period of soft economic growth. Its iPhone and other portable devices have been market leaders as well. We believe Apple is still early in its market share gains, particularly in the high-end PC market. We also think its iPhone will remain a dominant device in the smart phone wireless market, an area we think will continue to expand. Apple’s success has been tied to its ability to offer the consumer a better value proposition than its competitors given its smooth integration of hardware and software products. We believe this will continue to drive long-term growth for the company.

Global brewer Anheuser-Busch InBev N.V. (ABI) continued to perform well. It has benefited from asset sales, cost cutting measures and strong earnings. We think the company will continue to make operating improvements. We like its dominant global presence in a market that has favorable pricing trends in our view. We believe there is a multiyear opportunity for the beer industry to see more rational pricing, making it an attractive industry to us. ABI is well positioned in our opinion given its dominant market share in the U.S. and Brazil, two of the largest beer markets in the world.

Research In Motion, Ltd.’s (RIM) continued strength in the smart phone market provided a positive backdrop for the company’s shares during the year. We think the company will remain a dominant player in the growing smart phone market. In our view, RIM offers wireless carriers a compelling cost benefit while giving consumers attractive phones and applications.

Detractors from Relative Performance

Biopharmaceutical holding Gilead Sciences, Inc. was our largest detractor during the year. Despite uncertainty surrounding health care reform, we believe Gilead has a strong differentiated drug franchise with its HIV-fighting drug Truvada. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment.

Wells Fargo & Co. was weak early in the year amid concerns over the bank’s capital needs. We liked Wells Fargo given our belief that it would be a survivor of the credit crisis. However, we decided to exit the position because of the potential for problems with parts of its loan portfolio and the possible need for additional capital. We felt there were better opportunities within the financials sector.

2 | DECEMBER 31, 2009

(unaudited)

First Solar, Inc. designs and manufactures solar modules using a thin film semiconductor technology. We were attracted to the low cost manufacturer, but recent long-term contracts it signed clouds its sales prospects and profitability in our view. We sold this position given the lack of transparency.

Due to certain circumstances and market conditions, I may initiate positions in futures contracts in order to mitigate the risks and potentially enhance the performance of the Portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

Individual stock selection remains our main focus, but our views on the U.S. and global economy influence our forecasts and expectations for individual companies. We believe the U.S. economy continues to face challenges, despite economic data continuing to point to a recovery. While a collapse of the financial system has been averted, the foundations for a recovery in the U.S. are lacking in our view. Unemployment and underemployment remain big concerns. Banks still seem reluctant to lend and falling commercial real-estate values appear to be a drag on lending growth. We believe the developing world, particularly East Asia, South America and the Middle East, is showing strong growth in corporate and consumer spending. In addition, strong government and private-sector balance sheets seem capable of driving continued growth despite weakness in the U.S. and Western Europe. That said, we are concerned that many stock valuations reflect optimistic assumptions about the economic environment.

We favor companies that we think have a distinct competitive advantage or “moat” and whose performance is more likely to be driven by company-specific fundamentals than the macroeconomic environment. Many of the Portfolio’s holdings have taken advantage of dislocations in the financial markets and real economy to improve their competitive positions. We believe that positions them well to drive market share and profitability gains in most any economic environment.

Thank you for your investment in Janus Aspen Forty Portfolio. I look forward to reporting results in the future.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	8.94%
Anheuser-Busch InBev N.V.	5.61%
Research in Motion, Ltd. (U.S. Shares)	4.71%
Intuitive Surgical, Inc.	4.38%
Google, Inc. – Class A	4.01%

5 Bottom Performers – Holdings

Contribution

Gilead Sciences, Inc.	–1.51%
Wells Fargo & Co.	–0.47%
First Solar, Inc.	–0.27%
Standard Chartered PLC	–0.10%
Bank of America Corp.	–0.09%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	23.15%	32.55%	31.24%
Consumer Staples	7.59%	15.43%	14.91%
Health Care	6.06%	23.13%	15.69%
Financials	3.80%	9.35%	4.33%
Materials	3.34%	5.72%	3.96%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.00%	0.00%	1.41%
Energy	1.27%	2.01%	6.32%
Consumer Discretionary	1.42%	2.45%	10.20%
Industrials	1.57%	6.91%	11.28%
Telecommunication Services	1.71%	2.45%	0.67%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Apple, Inc. Computers	7.9%
Anheuser-Busch InBev N.V. Brewery	6.6%
Celgene Corp. Medical – Biomedical and Genetic	5.7%
Research In Motion, Ltd. (U.S. Shares) Computers	5.6%
Google, Inc. – Class A Web Portals/Internet Service Providers	5.2%

31.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 6.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	46.33%	6.68%	0.62%	10.53%	0.68%

Janus Aspen Forty Portfolio – Service Shares	46.01%	6.41%	0.38%	10.20%	0.93%

Russell 1000® Growth Index	37.21%	1.63%	–3.99%	3.25%

S&P 500® Index	26.46%	0.42%	–0.95%	4.47%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	21/228	3/191	10/85	1/52

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6 | DECEMBER 31, 2009

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,209.40	$3.84

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,207.90	$5.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

†	Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares and 0.94% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 91.4%
Agricultural Chemicals – 2.8%
273,530	Monsanto Co.	$22,361,078
44,263	Syngenta A.G.	12,414,653
		34,775,731
Brewery – 6.6%
1,551,883	Anheuser-Busch InBev N.V.	80,235,185
340,184	Anheuser-Busch InBev N.V. – VVPR Strip*	2,437
		80,237,622
Cellular Telecommunications – 0.7%
182,905	America Movil S.A.B. de C.V. – Series L (ADR)	8,592,877
Chemicals – Diversified – 1.1%
977,902	Israel Chemicals, Ltd.	12,775,637
Commercial Banks – 1.7%
817,299	Standard Chartered PLC	20,459,614
Computers – 13.5%
458,844	Apple, Inc.*	96,751,846
1,019,319	Research In Motion, Ltd. (U.S. Shares)*	68,844,805
		165,596,651
Cosmetics and Toiletries – 1.0%
149,065	Colgate-Palmolive Co.	12,245,690
Diversified Banking Institution – 6.1%
1,882,667	Bank of America Corp.	28,352,965
117,220	Goldman Sachs Group, Inc.	19,791,425
645,240	JPMorgan Chase & Co.	26,887,151
		75,031,541
Diversified Minerals – 1.6%
681,790	Cia Vale do Rio Doce (ADR)	19,792,364
Electronic Connectors – 0.6%
160,235	Amphenol Corp. – Class A	7,399,652
Enterprise Software/Services – 4.9%
2,454,195	Oracle Corp.	60,225,945
Finance – Investment Bankers/Brokers – 0.2%
98,570	Charles Schwab Corp.	1,855,087
Finance – Other Services – 2.1%
77,260	CME Group, Inc.	25,955,497
Medical – Biomedical and Genetic – 11.6%
1,249,988	Celgene Corp.*	69,599,332
1,451,720	Gilead Sciences, Inc.*	62,830,442
226,225	Vertex Pharmaceuticals, Inc.*	9,693,741
		142,123,515
Medical – Drugs – 1.6%
112,915	Roche Holding A.G.	19,226,325
Medical Instruments – 2.7%
106,700	Intuitive Surgical, Inc.*	32,364,244
Multi-Line Insurance – 1.5%
372,025	ACE, Ltd. (U.S. Shares)	18,750,060
Multimedia – 3.2%
2,839,880	News Corp. – Class A	38,877,957
Networking Products – 5.1%
2,617,725	Cisco Systems, Inc.*	62,668,337
Oil Companies – Integrated – 2.9%
463,195	Petroleo Brasileiro S.A. (ADR)	22,085,138
320,546	Petroleo Brasileiro S.A. (U.S. Shares)	13,587,945
		35,673,083
Optical Supplies – 2.5%
187,136	Alcon, Inc. (U.S. Shares)	30,755,802
Real Estate Operating/Development – 0.8%
2,404,000	Hang Lung Properties, Ltd.	9,391,857
Retail – Drug Store – 3.7%
1,413,658	CVS Caremark Corp.	45,533,924
Retail – Regional Department Stores – 0.8%
170,380	Kohl’s Corp.*	9,188,593
Soap and Cleaning Preparations – 1.0%
225,856	Reckitt Benckiser Group PLC	12,231,809
Telecommunication Equipment – Fiber Optics – 1.2%
765,070	Corning, Inc.	14,773,502
Transportation – Services – 1.3%
270,180	United Parcel Service, Inc. – Class B	15,500,227
Web Portals/Internet Service Providers – 6.3%
101,679	Google, Inc. – Class A*	63,038,946
847,771	Yahoo!, Inc.*	14,225,597
		77,264,543
Wireless Equipment – 2.2%
702,049	Crown Castle International Corp.*	27,407,993

Total Common Stock (cost $773,938,882)		1,116,675,679

Preferred Stock – 1.5%
Diversified Banking Institution – 1.5%
1,238,160	Bank of America, Corp. convertible, 10.0000% (cost $18,572,400)	18,473,347

Money Market – 8.1%
99,196,715	Janus Cash Liquidity Fund LLC, 0% (cost $99,196,715)	99,196,715

Total Investments (total cost $891,707,997) – 101.0%		1,234,345,741

Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(11,855,295)

Net Assets – 100%		$1,222,490,446

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$80,237,622	6.5%
Brazil	55,465,446	4.5%
Canada	68,844,805	5.6%
Hong Kong	9,391,857	0.8%
Israel	12,775,637	1.0%
Mexico	8,592,877	0.7%
Switzerland	81,146,839	6.6%
United Kingdom	32,691,423	2.6%
United States††	885,199,235	71.7%

Total	$1,234,345,741	100.0%

††	Includes Cash Equivalents (63.7% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

8 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2009	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$891,708
Unaffiliated investments at value	$1,135,149
Affiliated money market investments	99,197
Cash	11
Receivables:
Investments sold	2,187
Portfolio shares sold	624
Dividends	465
Non-interested Trustees’ deferred compensation	30
Other assets	185
Total Assets	1,237,848
Liabilities:
Payables:
Investments purchased	5,848
Portfolio shares repurchased	8,531
Advisory fees	659
Transfer agent fees and expenses	1
Distribution fees and shareholder servicing fees – Service Shares	136
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	30
Accrued expenses and other payables	151
Total Liabilities	15,358
Net Assets	$1,222,490
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,253,720
Undistributed net investment income/(loss)*	(63)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(373,851)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	342,684
Total Net Assets	$1,222,490
Net Assets – Institutional Shares	$582,511
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,333
Net Asset Value Per Share	$33.61
Net Assets – Service Shares	$639,979
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,291
Net Asset Value Per Share	$33.17

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2009	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$10
Dividends	7,482
Dividends from affiliates	173
Foreign tax withheld	(387)
Total Investment Income	7,278
Expenses:
Advisory fees	6,408
Audit fees	30
Custodian fees	41
Transfer agent fees and expenses	7
Registration fees	43
Non-interested Trustees’ fees and expenses	31
Distribution fees and shareholder servicing fees – Service Shares	1,301
Other expenses	288
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	8,149
Expense and Fee Offset	–
Net Expenses	8,149
Net Investment Income/(Loss)	(871)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(26,528)
Net realized gain/(loss) from futures contracts	1,788
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations
and non-interested Trustees’ deferred compensation	402,139
Net Gain/(Loss) on Investments	377,399
Net Increase/(Decrease) in Net Assets Resulting from Operations	$376,528

See Notes to Financial Statements.

10 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Forty
For the fiscal year ended December 31, 2009	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$(871)	(896)(1)
Net realized gain/(loss) from investment and foreign currency transactions	(26,528)	(32,381)
Net realized gain/(loss) from futures contracts	1,788	(9,323)
Net realized gain/(loss) from options sales	–	98
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	402,139	(631,475)(1)
Net Increase/(Decrease) in Net Assets Resulting from Operations	376,528	(673,977)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	(497)(1)
Service Shares	–	(41)(1)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Return of Capital
Institutional Shares	(186)	(351)(1)
Service Shares	(69)	(29)(1)
Net Decrease from Dividends and Distributions	(255)	(918)
Capital Share Transactions:
Shares sold
Institutional Shares	83,180	292,704
Service Shares	134,727	260,280
Reinvested dividends and distributions
Institutional Shares	186	849
Service Shares	64	61
Shares repurchased
Institutional Shares	(82,553)	(139,686)
Service Shares	(116,583)	(202,119)
Net Increase/(Decrease) from Capital Share Transactions	19,021	212,089
Net Increase/(Decrease) in Net Assets	395,294	(462,806)
Net Assets:
Beginning of period	827,196	1,290,002
End of period	$1,222,490	$827,196

Undistributed net investment income/(loss)*	$(63)	$(7)

*	See Note 5 in Notes to Financial Statements.
(1)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding each
fiscal year ended December 31

	Janus Aspen Forty Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$22.97	$41.18	$30.16	$27.68	$24.58
Income from Investment Operations:
Net investment income/(loss)	.08	.04	.15	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	10.57	(18.20)	10.99	2.45	3.10
Total from Investment Operations	10.65	(18.16)	11.14	2.58	3.16
Less Distributions and Other:
Dividends (from net investment income)*	–	(.03)	(.12)	(.10)	(.06)
Distributions (from capital gains)*	–	–	–	–	–
Return of Capital	(.01)	(.02)	N/A	N/A	N/A
Total Distributions and Other	(.01)	(.05)	(.12)	(.10)	(.06)
Net Asset Value, End of Period	$33.61	$22.97	$41.18	$30.16	$27.68
Total Return	46.38%	(44.15)%	36.99%	9.35%	12.85%
Net Assets, End of Period (in thousands)	$582,511	$399,087	$576,503	$439,009	$560,842
Average Net Assets for the Period (in thousands)	$482,572	$560,324	$485,379	$474,784	$509,092
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.68%	0.67%	0.69%(3)	0.70%(3)	0.67%
Ratio of Net Expenses to Average Net Assets(2)	0.68%	0.67%	0.69%(3)	0.70%(3)	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.05%	0.05%(4)	0.40%	0.37%	0.24%
Portfolio Turnover Rate	32%	61%	24%	44%	42%

Service Shares

For a share outstanding each
fiscal year ended December 31

	Janus Aspen Forty Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$22.73	$40.80	$29.91	$27.45	$24.39
Income from Investment Operations:
Net investment income/(loss)	–	(.03)	.06	.03	–
Net gain/(loss) on investments (both realized and unrealized)	10.44	(18.04)	10.89	2.47	3.06
Total from Investment Operations	10.44	(18.07)	10.95	2.50	3.06
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.06)	(.04)	–
Distributions (from capital gains)*	–	–	–	–	–
Return of Capital	–(5)	–(6)	N/A	N/A	N/A
Total Distributions and Other	–	–	(.06)	(.04)	–
Net Asset Value, End of Period	$33.17	$22.73	$40.80	$29.91	$27.45
Total Return	45.95%	(44.28)%	36.63%	9.12%	12.56%
Net Assets, End of Period (in thousands)	$639,979	$428,109	$713,499	$446,909	$465,001
Average Net Assets for the Period (in thousands)	$520,592	$653,396	$557,041	$439,970	$441,936
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.93%	0.92%	0.94%(3)	0.95%(3)	0.92%
Ratio of Net Expenses to Average Net Assets(2)	0.93%	0.92%	0.94%(3)	0.95%(3)	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.22)%	(0.18)%(4)	0.15%	0.12%	(0.01)%
Portfolio Turnover Rate	32%	61%	24%	44%	42%

*	See Note 5 in Notes to Financial Statements
(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.67% for Institutional Shares and 0.92% for Service Shares in 2007 and 0.70% for Institutional Shares and 0.95% for Service Shares in 2006 without the inclusion of dividends and interest on short positions and any stock loan fees.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% for Institutional Shares and reduced by 0.09% for Service Shares. The adjustment had no inpact on total net assets or total return of the class.
(5)	Return of Capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2009.
(6)	Return of Capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2008.

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock
Agricultural Chemicals	$22,361,078	$12,414,653	$–
Brewery	–	80,237,622	–
Cellular Telecommunications	–	8,592,877	–
Chemicals – Diversified	–	12,775,637	–
Commercial Banks	–	20,459,614	–
Diversified Minerals	–	19,792,364	–
Medical – Drugs	–	19,226,325	–
Oil Companies – Integrated	–	35,673,083	–
Real Estate Operating/Development	–	9,391,857	–
Soap and Cleaning Preparations	–	12,231,809	–
All Other	863,518,760	–	–

Preferred Stock	–	18,473,347	–

Money Market	–	99,196,715	–

Total Investments in Securities	$885,879,838	$348,465,903	$–

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

14 | DECEMBER 31, 2009

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

16 | DECEMBER 31, 2009

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest

Janus Aspen Series | 17

Notes to Financial Statements (continued)

rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the

18 | DECEMBER 31, 2009

extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require

Janus Aspen Series | 19

Notes to Financial Statements (continued)

qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$1,788,202	$–	$–	$–	$1,788,202

Total	$1,788,202	$–	$–	$–	$1,788,202

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.“

The effect of derivatives on the Statement of Operations is indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus

20 | DECEMBER 31, 2009

applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a

Janus Aspen Series | 21

Notes to Financial Statements (continued)

specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Forty Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the

22 | DECEMBER 31, 2009

Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$302,518,718	$203,683,003	$101,490	$99,196,715
Janus Institutional Cash Management Fund – Institutional Shares(1)	84,241	40,761,076	33,453	–
Janus Institutional Money Market Fund – Institutional Shares(1)	64,951	35,618,921	38,300	–

	$302,667,910	$280,063,000	$173,243	$99,196,715

(1)	Fund was liquidated April 30, 2009.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and

Janus Aspen Series | 23

Notes to Financial Statements (continued)

(3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Forty Portfolio(1)	$–	$–	$(359,684,752)	$(8,901,016)	$(16,001)	$337,372,267

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2017	Capital Losses

Janus Aspen Forty Portfolio(1)	$(149,006,480)	$(146,398,991)	$(64,279,281)	$(359,684,752)

(1)	Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Forty Portfolio	$168,247,730

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Forty Portfolio	$896,973,474	$344,440,899	$(7,068,632)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$–	$–	$255,273	$(814,573)

24 | DECEMBER 31, 2009

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$757,912	$–	$159,629	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,021	7,498
Reinvested dividends and distributions	7	23
Shares repurchased	(3,067)	(4,148)
Net Increase/(Decrease) in Portfolio Shares	(39)	3,373
Shares Outstanding, Beginning of Period	17,372	13,999
Shares Outstanding, End of Period	17,333	17,372
Transactions in Portfolio Shares – Service Shares
Shares sold	4,833	7,478
Reinvested dividends and distributions	2	1
Shares repurchased	(4,379)	(6,133)
Net Increase/(Decrease) in Portfolio Shares	456	1,346
Shares Outstanding, Beginning of Period	18,835	17,489
Shares Outstanding, End of Period	19,291	18,835

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$309,655,828	$296,449,152	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586,

Janus Aspen Series | 25

Notes to Financial Statements (continued)

formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

28 | DECEMBER 31, 2009

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

30 | DECEMBER 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

32 | DECEMBER 31, 2009

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 33

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

34 | DECEMBER 31, 2009

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series | 35

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81115 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	31
Additional Information	32
Explanations of Charts, Tables and Financial Statements	35
Designation Requirements	38
Trustees and Officers	39

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global healthcare sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Global equity markets began the period in the midst of a significant sell-off as the full weight of the financial crisis took hold. Markets hit their lows in March and then began to rebound among signs of stabilization in the global financial system. However, health care stocks lagged the rally as uncertainty surrounding health care reform in the U.S. continued to weigh on the sector.

Despite this backdrop, Janus Aspen Global Life Sciences Portfolio’s Institutional Shares and Service Shares returned 25.79% and 25.65%, respectively, for the year ended December 31, 2009. The MSCI World Health Care Index, the Portfolio’s secondary benchmark, returned 18.89% while the Portfolio’s primary benchmark, the S&P 500® Index, returned 26.46%.

Portfolio Composition

The Portfolio includes companies that we categorize into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the Portfolio is invested in core growth holdings (companies with dominant franchises that tend to generate strong, consistent free cash flow.) Emerging growth companies (those with new products that we believe can drive earnings acceleration) generally represent 20-30% of the Portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term market misperceptions that should resolve over time.

Stocks That Weighed on Returns

By far the most disappointing stock during the period was Sequenom, Inc. Sequenom had previously been a top contributor for the Portfolio and our research indicated significant potential for the company’s novel, non-invasive genetic screening method for Down’s syndrome. Unfortunately, we later discovered that much of the data we had relied upon for our analysis had been fabricated, causing a precipitous and unexpected decline in the stock. Our value at risk approach led us to trim the position as it continued to rise (reducing the impact of the fall), but it was still our largest detractor.

Genzyme Corp. was hit by the viral contamination of one of its major manufacturing plants. The resulting shut-down disrupted supplies for several key drugs, negatively impacting near-term earnings. While these problems were unfortunate, we believe the issues should be addressable and the long-term impact should be more muted. We continue to like the company’s long-term growth potential and used the weakness to add to our position.

Gilead Sciences, Inc., the market leader for therapies to treat HIV, was another detractor during the period despite strong financial performance. We believe the shares suffered from a shift into cyclical stocks as well as questions about the company’s diversification strategy, stemming from a poorly received biotechnology acquisition. Nevertheless, we continue to believe Gilead has one of the best franchises in the pharmaceutical industry and added to the position on weakness.

Stocks That Aided Returns

Our largest contributor was biotechnology firm Human Genome Sciences, Inc., which surged (up over 10 fold) during the period after reporting positive phase III data for lead drug Benlysta. Benlysta could be the first new treatment approved for lupus in over 50 years and fits our target of investing in companies addressing high unmet medical needs. We believe the drug (shared 50/50 with GlaxoSmithKline) has blockbuster potential.

Another top contributor during the period was OdontoPrev S.A., the largest dental insurer in Brazil. We liked the company for its market leading position, solid free cash flow generation, and high growth and profitability. We believe these characteristics could be further enhanced by the company’s decision to merge operations with the dental business of Banco Bradesco, the No. 2 dental operator in Brazil. Combined, the company should have

2 | DECEMBER 31, 2009

(unaudited)

over four million dental customers, over three times the size of the next largest competitor.

Alcon, Inc. is a drug and medical device maker with a focus on eye care. Its stock price rallied for most of the year, getting an added boost in early December amid speculation Novartis, which owns 25% of the company, could acquire additional shares. (It subsequently made an offer after year-end.) We took some profits late in the year, but continue to believe Alcon’s dominant franchise in ophthalmology and strong presence in emerging markets should continue to create long term value.

Risk Management

The Portfolio continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from what we consider to be binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Portfolio’s performance. The Portfolio may also utilize options and futures contracts in an attempt to mitigate risks and enhance the performance of the Portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Looking Ahead

Health-care reform in the U.S. appeared to be near the finish line at the end of December as the legislation moved through the Senate and into the conference process to reconcile the House and Senate versions. Regardless of the outcome on health-care reform, we believe political fears and five years of underperformance during the global economic boom have created many attractive buying opportunities within the health-care sector.

We believe the long-term drivers of health-care spending remain intact, including aging populations, rising life expectancies, and higher standards of living globally. Companies addressing high unmet medical needs or helping to mitigate the rise of health-care costs should remain best positioned in our view.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Life Sciences Portfolio (unaudited)

Janus Aspen Global Life Sciences Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Human Genome Sciences, Inc.	3.12%
OdontoPrev S.A.	2.53%
Alcon, Inc. (U.S. Shares)	1.26%
Intuitive Surgical, Inc.	1.19%
United Therapeutics Corp.	1.14%

5 Bottom Performers – Holdings

Contribution

Sequenom, Inc.	–1.38%
Genzyme Corp.	–0.90%
Gilead Sciences, Inc.	–0.62%
Genmab A/S	–0.51%
Dr. Reddy’s Laboratories, Ltd.	–0.49%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Health Care	28.20%	93.84%	13.97%
Consumer Staples	1.45%	4.74%	12.11%
Materials	0.48%	1.25%	3.34%
Consumer Discretionary	0.01%	–0.02%	8.98%
Energy	0.00%	0.00%	12.64%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	–0.53%	0.19%	13.16%
Utilities	0.00%	0.00%	3.99%
Telecommunication Services	0.00%	0.00%	3.46%
Information Technology	0.00%	0.00%	18.13%
Industrials	0.00%	0.00%	10.22%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Roche Holding A.G. Medical – Drugs	4.2%
Merck & Co., Inc. Medical – Drugs	3.5%
Celgene Corp. Medical – Biomedical and Genetic	3.2%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.2%
Genzyme Corp. Medical – Biomedical and Genetic	3.1%

17.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 3.5% for long positions and (0.7)% for short positions of total net assets.

*Includes Securities Sold Short of (1.3)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

Janus Aspen Series | 5

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Life Sciences Portfolio – Institutional Shares	25.79%	5.55%	0.43%	1.46%	1.24%(a)

Janus Aspen Global Life Sciences Portfolio – Service Shares	25.65%	5.33%	0.20%	1.70%	1.49%(b)

S&P 500® Index	26.46%	0.42%	–0.86%

Morgan Stanley Capital International World Health Care Index	18.89%	3.16%	2.90%**

Lipper Quartile – Institutional Shares	2nd	1st	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Health/Biotechnology Funds	14/35	7/29	5/6

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2009

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Health Care Index since inception return is calculated from January 31, 2000.

Janus Aspen Series | 7

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,181.30	$6.87

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,182.80	$5.72

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

†	Expenses are equal to the annualized expense ratio of 1.25% for Institutional Shares and 1.04% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2009

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Common Stock – 98.8%
Agricultural Chemicals – 1.6%
1,863	Monsanto Co.	$152,300
1,151	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	124,884
		277,184
Chemicals – Diversified – 1.3%
3,009	Bayer A.G.**	240,670
Heart Monitors – 0.6%
2,815	HeartWare International, Inc.*	99,848
Instruments – Scientific – 1.5%
5,665	Thermo Fisher Scientific, Inc.*	270,164
Life and Health Insurance – 1.5%
7,169	OdontoPrev S.A.**	262,139
Medical – Biomedical and Genetic – 27.9%
10,534	Acorda Therapeutics, Inc.*	265,667
10,651	Alexion Pharmaceuticals, Inc.*	519,982
5,282	AMAG Pharmaceuticals, Inc.*	200,874
5,021	Amgen, Inc.*	284,038
19,514	Arena Pharmaceuticals, Inc.*	69,275
10,280	Celgene Corp.*	572,390
9,270	Dendreon Corp.*	243,616
37,480	Fibrogen, Inc. – Private Placement°° ,§	187,400
7,235	Genmab A/S*,**	114,531
11,187	Genzyme Corp.*	548,275
13,144	Gilead Sciences, Inc.*,**	568,872
7,633	Human Genome Sciences, Inc.*,**	233,570
3,559	Martek Biosciences Corp.*	67,407
8,515	Myriad Genetics, Inc.*	222,242
6,833	OSI Pharmaceuticals, Inc.*	212,028
6,401	United Therapeutics Corp.*	337,013
7,429	Vertex Pharmaceuticals, Inc.*	318,333
		4,965,513
Medical – Drugs – 31.4%
9,561	Abbott Laboratories	516,198
18,404	Achillion Pharmaceuticals, Inc.*	57,236
1,258	Array BioPharma, Inc.*	3,535
4,075	AstraZeneca PLC (ADR)**	191,281
6,679	Auxilium Pharmaceuticals, Inc.*	200,236
14,636	Bristol-Myers Squibb Co.	369,559
13,481	Forest Laboratories, Inc.*	432,875
11,528	GlaxoSmithKline PLC (ADR)**	487,058
6,206	King Pharmaceuticals, Inc.*	76,148
17,091	Merck & Co., Inc.	624,505
7,398	Novartis A.G.**	403,430
4,486	Novo Nordisk A/S**	287,317
26,699	Pfizer, Inc.	485,655
4,333	Roche Holding A.G.**	737,790
3,745	Sanofi-Aventis S.A.**	293,773
3,709	Shire PLC (ADR)**	217,718
11,496	XenoPort, Inc.*	213,366
		5,597,680
Medical – Generic Drugs – 3.3%
267,733	Mediquest Therapeutics – Private Placement°° ,§	80,320
7,628	Mylan, Inc.*	140,584
4,429	Pharmstandard (GDR) (144A)*,**	88,902
4,978	Teva Pharmaceutical S.P. (ADR)	279,664
		589,470
Medical – HMO – 2.4%
1,984	Humana, Inc.*	87,078
11,052	UnitedHealth Group, Inc.	336,865
		423,943
Medical – Wholesale Drug Distributors – 0.6%
142,776	Alapis Holding Industrial and Commercial S.A.**	103,226
Medical Information Systems – 0.5%
1,920	Athenahealth, Inc.*	86,861
Medical Instruments – 3.4%
25,073	Lifesync Holdings, Inc. – Private Placement°° ,§	54,659
3,803	Medtronic, Inc.	167,256
10,691	St. Jude Medical, Inc.*	393,215
		615,130
Medical Labs and Testing Services – 0.8%
4,165	Genoptix, Inc.*	147,982
Medical Products – 12.0%
6,853	Baxter International, Inc.	402,134
2,438	Becton, Dickinson and Co.	192,261
8,438	Covidien PLC (U.S. Shares)**	404,096
1,710	Henry Schein, Inc.*	89,946
3,576	Hospira, Inc.*	182,376
6,013	Johnson & Johnson	387,297
3,484	Stryker Corp.	175,489
16,921	TomoTherapy, Inc.*	65,992
4,905	Varian Medical Systems, Inc.*	229,799
		2,129,390
Optical Supplies – 1.5%
1,599	Alcon, Inc. (U.S. Shares)**	262,796
Pharmacy Services – 1.1%
3,030	Medco Health Solutions, Inc.*	193,647
Physical Practice Management – 1.1%
3,241	Mednax, Inc.*	194,817
Retail – Drug Store – 2.3%
13,007	CVS Caremark Corp.**	418,955
Soap and Cleaning Preparations – 0.9%
3,054	Reckitt Benckiser Group PLC**	165,397
Therapeutics – 3.1%
19,625	Allos Therapeutics, Inc.*	128,936
7,251	Onyx Pharmaceuticals, Inc.*	212,744
84,230	Portola Pharmaceuticals, Inc. – Private Placement°° ,§	139,822
4,958	Theravance, Inc.*	64,801
		546,303

Total Common Stock (cost $14,812,781)		17,591,115

Corporate Bond – 0.6%
REIT – Office Property – 0.6%
$116,000	Alexandria Real Estate Equities, Inc. convertible, 3.7000%, 1/15/27 (144A) (cost $84,661)	109,620

Preferred Stock – 0.3%
Medical – Generic Drugs – 0.3%
140,292	Mediquest Therapeutics – Private Placement Series A-1, 0%°° ,§ (cost $84,521)	42,088

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Warrants – 0%
Medical – Generic Drugs – 0%
107,093	Mediquest Therapeutics – expires 6/15/11°° ,§	$0
21,463	Mediquest Therapeutics – expires 6/15/12°° ,§	0

Total Warrants (cost $2,511)		0

Total Investments (total cost $14,984,474) – 99.7%		17,742,823

Securities Sold Short – (1.3)%
Medical – Generic Drugs – (1.3)%
5,310	Dr. Reddy’s Laboratories, Ltd.	(128,555)
2,324	UCB S.A.	(97,391)

Total Securities Sold Short (proceeds $160,408)		(225,946)

Cash, Receivables and Other Assets, net of Liabilities – 1.6%		289,651

Net Assets – 100%		$17,806,528

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$262,139	1.5%
Canada	124,883	0.7%
Denmark	401,848	2.3%
France	293,773	1.6%
Germany	240,670	1.4%
Greece	103,226	0.6%
Ireland	404,096	2.3%
Israel	279,664	1.6%
Jersey	217,718	1.2%
Russia	88,901	0.5%
Switzerland	1,404,017	7.9%
United Kingdom	843,736	4.7%
United States	13,078,152	73.7%

Total	$17,742,823	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Belgium	$(97,391)	43.1%
India	(128,555)	56.9%

Total	$(225,946)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Brazilian Real 1/14/10	130,000	$74,427	$179
British Pound 1/14/10	125,000	201,813	1,587
British Pound 1/21/10	141,500	228,441	9,209
British Pound 2/4/10	10,000	16,143	141
Danish Krone 1/21/10	250,000	48,200	2,064
Euro 1/14/10	37,000	53,079	2,053
Euro 1/21/10	116,400	166,983	7,364
Russian Rouble 1/21/10	1,140,000	37,507	1,830
Swiss Franc 1/14/10	246,000	238,047	4,796
Swiss Franc 1/21/10	265,000	256,450	6,788

Total		$1,321,090	$36,011

Schedule of Written Options – Calls	Value

Human Genome Sciences, Inc. expires January 2010 26 contracts exercise price $25.00 (premiums received $7,606)	$(15,340)

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
Global
Life
As of December 31, 2009	Sciences
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$14,984
Unaffiliated investments at value	$17,743
Deposits with broker for short sales	160
Receivables:
Investments sold	531
Portfolio shares sold	57
Dividends	40
Interest	2
Non-interested Trustees’ deferred compensation	–
Due from adviser	43
Other assets	2
Forward currency contracts	36
Total Assets	18,614
Liabilities:
Payables:
Due to custodian	433
Short sales, at value(1)	226
Options written, at value(2)	15
Investments purchased	79
Portfolio shares repurchased	1
Advisory fees	10
Transfer agent fees and expenses	1
Distribution fees and shareholder servicing fees – Service Shares	3
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	38
Total Liabilities	807
Net Assets	$17,807
Net Assets Consist of:
Capital (par value and paid-in surplus)*	18,013
Undistributed net investment income/(loss)*	(2)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,926)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,722
Total Net Assets	$17,807
Net Assets – Institutional Shares	$2,437
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	238
Net Asset Value Per Share	$10.23
Net Assets – Service Shares	$15,370
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,533
Net Asset Value Per Share	$10.03

*	See Note 5 in Notes to Financial Statements.
(1)	Includes proceeds of $160,408.
(2)	Includes premiums of $7,606 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Global
Life
For the fiscal year ended December 31, 2009	Sciences
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$8
Dividends	216
Dividends from affiliates	1
Foreign tax withheld	(11)
Total Investment Income	214
Expenses:
Advisory fees	101
Transfer agent fees and expenses	10
Registration fees	3
Custodian fees	56
Audit fees	30
Non-interested Trustees’ fees and expenses	2
Short sales dividend expenses	4
Stock loan fees	–
Printing fees	17
Distribution fees and shareholder servicing fees – Service Shares	34
System fees	32
Other expenses	20
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	309
Expense and Fee Offset	–
Net Expenses	309
Less: Excess Expense Reimbursement	(108)
Net Expenses after Expense Reimbursement	201
Net Investment Income/(Loss)	13
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(597)
Net realized gain/(loss) from short sales	5
Net realized gain/(loss) from options contracts	(2)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,173
Net Gain/(Loss) on Investments	3,579
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,592

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Global
	Life
	Sciences
For each fiscal year ended December 31	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$13	$(65)
Net realized gain/(loss) from investment and foreign currency transactions	(597)	(344)
Net realized gain/(loss) from short sales	5	(54)
Net realized gain/(loss) from options contracts	(2)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	4,173	(7,124)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,592	(7,587)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	(34)	–
Service Shares	(224)	–
Net (Decrease) from Dividends and Distributions	(258)	–
Capital Share Transactions:
Shares sold
Institutional Shares	410	922
Service Shares	2,411	2,054
Reinvested dividends and distributions
Institutional Shares	34	–
Service Shares	224	–
Shares repurchased
Institutional Shares	(685)	(1,188)
Service Shares	(4,246)	(6,949)
Net Increase/(Decrease) from Capital Share Transactions	(1,852)	(5,161)
Net Increase/(Decrease) in Net Assets	1,482	(12,748)
Net Assets:
Beginning of period	16,325	29,073
End of period	$17,807	$16,325

Undistributed net investment income/(loss)*	$(2)	$–

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal
year ended December 31

	Janus Aspen Global Life Sciences Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.27	$11.63	$9.53	$8.94	$7.94
Income from Investment Operations:
Net investment income/(loss)	.03	.04	.05	.05	.03
Net gain/(loss) on investments (both realized and unrealized)	2.07	(3.40)	2.05	.54	.97
Total from Investment Operations	2.10	(3.36)	2.10	.59	1.00
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(.14)	–	–	–	–
Total Distributions	(.14)	–	–	–	–
Net Asset Value, End of Period	$10.23	$8.27	$11.63	$9.53	$8.94
Total Return	25.79%	(28.89)%	22.04%	6.60%	12.59%
Net Assets, End of Period (in thousands)	$2,437	$2,247	$3,505	$3,428	$3,879
Average Net Assets for the Period (in thousands)	$2,090	$2,908	$3,391	$3,913	$3,733
Ratio of Gross Expenses to Average Net Assets(1)	1.27%(2)	1.24%	1.09%	1.10%	0.95%
Ratio of Net Expenses to Average Net Assets(1)	1.27%(2)	1.24%	1.09%	1.10%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.08%	(0.10)%	(0.38)%	(0.48)%	(0.53)%
Portfolio Turnover Rate	81%	87%	81%	80%	89%

Service Shares

For a share outstanding during each fiscal
year ended December 31

	Janus Aspen Global Life Sciences Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.12	$11.44	$9.40	$8.84	$7.87
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	(.01)	(.01)	–
Net gain/(loss) on investments (both realized and unrealized)	2.06	(3.31)	2.05	.57	.97
Total from Investment Operations	2.05	(3.32)	2.04	.56	.97
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(.14)	–	–	–	–
Total Distributions	(.14)	–	–	–	–
Net Asset Value, End of Period	$10.03	$8.12	$11.44	$9.40	$8.84
Total Return	25.65%	(29.02)%	21.70%	6.33%	12.33%
Net Assets, End of Period (in thousands)	$15,370	$14,078	$25,568	$26,288	$30,522
Average Net Assets for the Period (in thousands)	$13,660	$20,193	$26,165	$30,308	$30,905
Ratio of Gross Expenses to Average Net Assets(1)	1.28%(2)(3)	1.49%	1.34%	1.35%	1.20%
Ratio of Net Expenses to Average Net Assets(1)	1.27%(2)(3)	1.49%	1.34%	1.35%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.08%	(0.31)%	(0.63)%	(0.73)%	(0.77)%
Portfolio Turnover Rate	81%	87%	81%	80%	89%

*	See Note 5 in Notes to Financial Statements.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.24% and 1.24%, respectively, for Institutional Shares and 1.25% and 1.25%, respectively, for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.52% and 1.52%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

14 | DECEMBER 31, 2009

Notes to Schedule of Investments

Lipper Variable Annuity Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in health-care, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

°° ∞  Schedule of Fair Valued Securities (as of December 31, 2009)

		Value as a %
	Value	of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc. – Private Placement	$187,400	1.1%
Lifesync Holdings, Inc. — Private Placement	54,659	0.3%
Mediquest Therapeutics — expires 6/15/11	–	0.0%
Mediquest Therapeutics — expires 6/15/12	–	0.0%
Mediquest Therapeutics — Private Placement	80,320	0.4%
Mediquest Therapeutics — Private Placement, Series A-1, 0%	42,088	0.3%
Portola Pharmaceuticals, Inc. — Private Placement	139,822	0.8%

	$504,289	2.9%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$170,534	$187,400	1.1%
Lifesync Holdings, Inc. – Private Placement	5/31/06 – 2/19/08	189,350	54,659	0.3%
Mediquest Therapeutics – expires 6/15/11	5/11/06 – 6/15/06	–	–	0.0%
Mediquest Therapeutics – expires 6/15/12	10/12/07 – 5/8/08	2,511	–	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	160,640	80,320	0.4%
Mediquest Therapeutics – Private Placement, Series A-1, 0%	3/31/09	84,521	42,088	0.3%
Portola Pharmaceuticals, Inc. – Private Placement	7/3/08	119,185	139,822	0.8%

		$726,741	$504,289	2.9%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2009. The issuer incurs all registration costs.

Janus Aspen Series | 15

Notes to Schedule of Investments (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio
Common Stock
Chemicals – Diversified	$–	$240,670	$–
Life and Health Insurance	–	262,139	–
Medical – Biomedical and Genetic	4,663,582	114,531	187,400
Medical – Drugs	2,979,312	2,618,368	–
Medical – Generic Drugs	140,584	368,566	80,320
Medical – Wholesale Drug Distributors	–	103,226	–
Medical Instruments	560,471	–	54,659
Soap and Cleaning Preparations	–	165,397	–
Therapeutics	406,481	–	139,822
All Other	4,505,587	–	–

Corporate Bond	–	109,620	–

Preferred Stock	–	–	42,088

Warrants	–	–	–

Total Investments in Securities	$13,256,017	$3,982,517	$504,289
Investments in Securities Sold Short:
Medical – Generic Drugs	$–	$(225,946)	$–
Other Financial Instruments(a):	$–	$20,671	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended December 31, 2009)

				Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	December 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	December 31, 2009

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio
Common Stock
Medical — Biomedical and Genetic	$219,258	$–	$–	$(31,858)	$–	$–	$187,400
Medical — Generic Drugs	87,290	–	–	(6,970)	–	–	80,320
Medical Instruments	54,659	–	–	–	–	–	54,659
Therapeutics	119,185	–	–	20,637	–	–	139,822
Preferred Stock	34,516	–	–	(5,908)	–	13,480	42,088

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Life Sciences Portfolio	$4,748,844

16 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Life Sciences Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

Janus Aspen Series | 17

Notes to Financial Statements (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

18 | DECEMBER 31, 2009

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all

Janus Aspen Series | 19

Notes to Financial Statements (continued)

OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

20 | DECEMBER 31, 2009

investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2009 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Global Life Sciences Portfolio	$(1,489)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Written option activity for the fiscal year ended December 31, 2009 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Life Sciences Portfolio
Options outstanding at December 31, 2008	–	$–
Options written	35	10,238
Options closed	(9)	(2,632)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2009	26	$7,606

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

22 | DECEMBER 31, 2009

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$–	Options written, at value	$15,340
Foreign Exchange Contracts	Forward currency contracts	36,011	Forward currency contracts	–

Total		$36,011		$15,340

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(1,489)	$–	$(1,489)

Foreign Exchange Contracts	–	–	–	(144,208)	(144,208)

Total	$–	$–	$(1,489)	$(144,208)	$(145,697)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(7,734)	$–	$(7,734)

Foreign Exchange Contracts	–	–	–	95,088	95,088

Total	$–	$–	$(7,734)	$95,088	$87,354

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an

Janus Aspen Series | 23

Notes to Financial Statements (continued)

increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held,

24 | DECEMBER 31, 2009

publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Life Sciences Portfolio	All Asset Levels	0.64

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and

26 | DECEMBER 31, 2009

Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Global Life Sciences Portfolio
Janus Cash Liquidity Fund LLC	$8,541,690	$8,545,690	$829	$–
Janus Institutional Money Market Fund – Institutional Shares(1)	533	190,291	258	–

	$8,542,223	$8,735,981	$1,087	$–

(1)	Fund was liquidated April 30, 2009.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Global Life Sciences Portfolio	$–	$–	$(1,708,020)	$(1,634)	$(5,259)	$1,508,605

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The

Janus Aspen Series | 27

Notes to Financial Statements (continued)

following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

Portfolio	December 31, 2017	Accumulated Capital Losses

Janus Aspen Global Life Sciences Portfolio	$(1,708,020)	$(1,708,020)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Life Sciences Portfolio	$16,168,680	$2,711,411	$(1,137,268)

Information on the tax components of securities sold short as of December 31, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Portfolio	Securities Sold Short	(Appreciation)	Depreciation

Janus Aspen Global Life Sciences Portfolio	(160,408)	(65,538)	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Life Sciences Portfolio	$–	$257,348	$–	$(1,545)

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(75,822)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

28 | DECEMBER 31, 2009

For each fiscal year ended December 31

Janus Aspen
Portfolio	Global Life Sciences Portfolio

Institutional Shares
2009(1)	1.75%
2008(1)	1.46%
2007(1)	1.09%
2006(1)	1.10%
2005(1)	0.95%

Service Shares
2009(1)	2.00%
2008(1)	1.70%
2007(1)	1.34%
2006(1)	1.35%
2005(1)	1.20%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

7.	Capital Share Transactions

	Janus Aspen Global
For each fiscal year ended December 31	Life Sciences Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	46	87
Reinvested dividends and distributions	4	–
Shares repurchased	(84)	(116)
Net Increase/(Decrease) in Portfolio Shares	(34)	(29)
Shares Outstanding, Beginning of Period	272	301
Shares Outstanding, End of Period	238	272
Transactions in Portfolio Shares – Service Shares
Shares sold	259	195
Reinvested dividends and distributions	27	–
Shares repurchased	(487)	(695)
Net Increase/(Decrease) in Portfolio Shares	(201)	(500)
Shares Outstanding, Beginning of Period	1,734	2,234
Shares Outstanding, End of Period	1,533	1,734

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Life Sciences Portfolio	$12,420,560	$13,907,156	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

On December 11, 2009, the Board of Trustees of Janus Aspen Series approved a plan to liquidate and terminate the Portfolio. Effective April 28, 2010, the Portfolio will no longer be offered for sale and will be liquidated on or about April 30, 2010.

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Life Sciences Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Life Sciences Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

32 | DECEMBER 31, 2009

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

34 | DECEMBER 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

36 | DECEMBER 31, 2009

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Capital Gain Distributions

Portfolio

Janus Aspen Global Life Sciences Portfolio	$257,348

38 | DECEMBER 31, 2009

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

40 | DECEMBER 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Aspen Global Life Sciences Portfolio	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81118 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Explanations of Charts, Tables and Financial Statements	36
Trustees and Officers	39

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
We seek to identify strong technology related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
Barney Wilson portfolio manager

Performance Overview

During the 12 months ended December 31, 2009, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 57.09%, 56.90% and 57.09%, respectively. By comparison, the Portfolio’s secondary and primary benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology Index and the S&P 500® Index returned 52.36% and 26.46%, respectively.

Market Environment

Global equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Many indices hit the low point for the period in March as evidence of an above average contraction in the U.S. economy and economic weakness globally continued to unfold. Markets rallied through year-end with broad indices reaching their pre-October 2008 levels. Emerging markets strongly outperformed developed markets with the largest gains in Asia led by India. Russia and Brazil also led their respective regions higher. In developed markets, Europe and North America performed similarly and easily outgained Asia, which was weighed down by muted gains in Japan. In terms of sectors, materials and information technology were the strongest performers, while utilities and telecommunication services were relative laggards. Commodities generally were strongly higher during the year led by industrial metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December. The Dollar Index finished the period with losses, as the U.S. currency lagged all major currencies except the Japanese yen.

Investment Strategy

Janus Aspen Global Technology Portfolio’s objective is to seek long-term growth of capital. We work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, we believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Portfolio’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Portfolio, we deliberately seek to manage risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

Due to certain circumstances and market conditions, we may initiate positions in futures contracts in order to mitigate the risks and potentially enhance the performance of the Portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Contributors to Relative Performance

Apple, Inc. was a top contributor, as the company continued to show strong performance in its PC and iPhone businesses. We think the company will continue to gain market share in the growing smart phone market and will continue to gain share in laptop computers, especially in international markets.

Marvell Technology Group, Ltd. also posted strong returns during the year, as the company did a better job in controlling costs. Marvell is a semiconductor company that specializes in storage and communication solutions for primarily communication devices. Long term, we remain

2 | DECEMBER 31, 2009

(unaudited)

attracted to Marvell’s business model and potential to gain market share. We also believe Marvell’s management team will be able to create shareholder value over time.

ARM Holdings PLC was another top contributor. The U.K.-based semiconductor intellectual property licensing company represents a company that has benefited from the growth in smart phone usage. It receives royalty revenues from licensing its technology to semiconductor manufacturers. The company’s dominant market share in low-powered, mobile devices at period end gives it a competitive advantage in our view. It is difficult for clients to change to different providers once a relationship has been established because of the technology challenges involved. The possibility of wider adoption of cheaper chips in other areas, such as automotive, industrials, and consumer durables also makes ARM an attractive holding to us.

Detractors from Relative Performance

Nintendo Co., Ltd. declined during the period, hurt by slumping hardware sales. We think the company is in a multiyear growth cycle given its leading game platform the Wii, which has expanded the gaming market. In addition, we think the company can benefit from new products that could drive higher margin software sales.

Myriad Genetics, Inc. is a small-to-mid sized company that provides molecular diagnostics for identifying a variety of diseases, including breast cancer. The company was hurt by a weak consumer, as its cancer screenings are somewhat discretionary. We think this was a near-term issue for the company related to the soft economy. We added to our position during the period because we believe Myriad is a leading company in gene-based diagnostics that could help in the early detection and treatment of various diseases.

Genzyme Corp., a biopharmaceutical company, continued to suffer from production issues that surfaced at one of its plants earlier in the year. While we think the valuation at period end remained attractive to us and we maintained our position, we remain watchful of management’s ability to execute.

Looking Ahead

We focus on anticipating change, trying to determine which companies are going to win on a multiyear basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal is to leverage the strong, grassroots research foundation of Janus in order to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	5.34%
Marvell Technology Group, Ltd.	4.07%
ARM Holdings PLC	3.21%
SuccessFactors, Inc.	2.81%
Tyco Electronics, Ltd. (U.S. Shares)	2.60%

5 Bottom Performers – Holdings

Contribution

Nintendo Co., Ltd.	–0.89%
Amazon.com, Inc.	–0.56%
Myriad Genetics, Inc.	–0.43%
VMware, Inc.	–0.40%
Genzyme Corp.	–0.35%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Information Technology	53.73%	79.75%	18.13%
Consumer Discretionary	4.69%	6.43%	8.98%
Health Care	3.20%	8.52%	13.97%
Telecommunication Services	1.23%	0.87%	3.46%
Industrials	0.48%	3.44%	10.22%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Financials	0.00%	0.00%	13.16%
Energy	0.00%	0.00%	12.64%
Consumer Staples	0.00%	0.00%	12.11%
Materials	0.19%	0.71%	3.34%
Utilities	0.28%	0.28%	3.99%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Marvell Technology Group, Ltd. Semiconductor Components/Integrated Circuits	4.2%
Apple, Inc. Computers	4.0%
Accenture, Ltd. – Class A (U.S. Shares) Computer Services	3.6%
Oracle Corp. Enterprise Software/Services	3.6%
ARM Holdings PLC Electronic Components – Semiconductors	3.3%

18.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

*Includes Securities Sold Short of (1.0%)

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	57.09%	5.45%	–7.21%	0.85%	0.85%(a)

Janus Aspen Global Technology Portfolio – Service Shares	56.90%	5.17%	–7.46%	1.11%	1.11%(b)

Janus Aspen Global Technology Portfolio – Service II Shares	57.09%	5.22%	–7.46%	1.11%	1.11%(c)

S&P 500® Index	26.46%	0.42%	–0.86%

Morgan Stanley Capital International World Information Technology Index	52.36%	2.43%	–7.44%**

Lipper Quartile – Institutional Shares	3rd	1st	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Science & Technology Funds	31/56	13/51	8/13

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the following page.

6 | DECEMBER 31, 2009

(unaudited)

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,240.90	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,239.80	$6.66

Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,240.00	$6.55

Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

†	Expenses are equal to the annualized expense ratio of 0.92% for Institutional Shares, 1.18% for Service Shares, and 1.16% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2009

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 98.4%
Applications Software – 2.3%
93,133	Microsoft Corp.	$2,839,625
Cable Television – 0.8%
930	Jupiter Telecommunications Co., Ltd.**	921,913
Casino Services – 1.2%
76,575	International Game Technology	1,437,313
Commercial Services – 1.5%
205,355	Live Nation, Inc.*	1,747,571
Computer Aided Design – 0.4%
10,496	ANSYS, Inc.*	456,156
Computer Services – 3.6%
106,104	Accenture, Ltd. – Class A (U.S. Shares)	4,403,316
Computers – 7.1%
23,033	Apple, Inc.*,**	4,856,738
21,456	International Business Machines Corp.	2,808,590
13,961	Research In Motion, Ltd. (U.S. Shares)*	942,926
		8,608,254
Computers – Peripheral Equipment – 0.4%
25,318	Logitech International S.A.*	435,942
Decision Support Software – 0.9%
129,885	DemandTec, Inc.*	1,139,091
E-Commerce/Services – 3.1%
8,848	Ctrip.com International, Ltd.*	635,817
132,902	eBay, Inc.*,**	3,128,513
		3,764,330
Educational Software – 1.3%
35,009	Blackboard, Inc.*	1,589,059
Electronic Components – Miscellaneous – 1.6%
80,754	Tyco Electronics, Ltd. (U.S. Shares)	1,982,511
Electronic Components – Semiconductors – 4.2%
1,394,072	ARM Holdings PLC**	3,984,842
106,709	Micron Technology, Inc.*	1,126,847
		5,111,689
Electronic Connectors – 2.9%
77,029	Amphenol Corp. – Class A	3,557,199
Electronic Measuring Instruments – 2.5%
122,217	Trimble Navigation, Ltd.*	3,079,868
Enterprise Software/Services – 9.5%
17,345	Advent Software, Inc.*	706,462
89,445	Autonomy Corp. PLC*,**	2,180,030
75,846	Aveva Group PLC**	1,232,296
177,720	Oracle Corp.	4,361,248
72,145	Taleo Corp.*	1,696,850
52,956	Temenos Group A.G.*	1,367,411
		11,544,297
Human Resources – 4.9%
56,931	Hewitt Associates, Inc. – Class A*	2,405,904
214,700	SuccessFactors, Inc.*	3,559,726
		5,965,630
Internet Applications Software – 3.3%
66,082	DealerTrack Holdings, Inc.*	1,241,681
153,080	Vocus, Inc.*	2,755,440
		3,997,121
Internet Content – Information/News – 0.4%
80,490	TechTarget, Inc.*	453,159
Internet Security – 2.4%
163,259	Symantec Corp.*	2,920,704
Medical – Biomedical and Genetic – 6.0%
11,070	Alexion Pharmaceuticals, Inc.*	540,437
53,320	Celgene Corp.*	2,968,858
13,280	Genzyme Corp.*	650,853
10,803	Gilead Sciences, Inc.*	467,554
63,748	Myriad Genetics, Inc.*	1,663,823
21,585	Vertex Pharmaceuticals, Inc.*	924,917
		7,216,442
Multimedia – 3.2%
203,292	News Corp. – Class A	2,783,068
106,570	WPP PLC**	1,040,252
		3,823,320
Networking Products – 3.0%
153,790	Cisco Systems, Inc.*	3,681,733
Power Converters and Power Supply Equipment – 0.4%
210,000	China High Speed Transmission Equipment Group Co., Ltd.	509,358
Publishing – Newspapers – 0.6%
55,143	New York Times Co. – Class A*	681,567
Retail – Automobile – 0.5%
17,513	Copart, Inc.*	641,501
Semiconductor Components/Integrated Circuits – 7.0%
737,825	Atmel Corp.*	3,401,373
246,812	Marvell Technology Group, Ltd.	5,121,349
		8,522,722
Semiconductor Equipment – 0.7%
23,360	KLA-Tencor Corp.	844,698
Telecommunication Equipment – 4.1%
32,970	Arris Group, Inc.*	376,847
764,500	BYD Electronic Company, Ltd.*	620,369
33,491	CommScope, Inc.*	888,516
535,187	Tellabs Inc.*	3,039,863
		4,925,595
Telecommunication Equipment – Fiber Optics – 1.4%
70,098	Corning, Inc.	1,353,593
37,320	Finisar, Corp.*	332,894
		1,686,487
Telecommunication Services – 1.3%
53,660	Amdocs, Ltd. (U.S. Shares)**	1,530,920
Television – 1.1%
97,527	CBS Corp. – Class B	1,370,254
Toys – 2.6%
13,065	Nintendo Co., Ltd.**	3,099,101
Transactional Software – 2.1%
70,290	Solera Holdings, Inc.	2,531,143
Web Portals/Internet Service Providers – 5.4%
72,770	AOL, Inc.*	1,694,086
4,497	Google, Inc. – Class A*	2,788,050
124,935	Yahoo!, Inc.*	2,096,409
		6,578,545

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Wireless Equipment – 4.7%
54,099	Crown Castle International Corp.	$2,112,025
67,051	QUALCOMM, Inc.	3,101,779
51,978	Telefonaktiebolaget L.M. Ericsson (ADR)	477,678
		5,691,482

Total Common Stock (cost $93,442,000)		119,289,616

Money Market – 1.5%
1,860,002	Janus Cash Liquidity Fund LLC, 0% (cost $1,860,002)	1,860,002

Total Investments (total cost $95,302,002) – 98.9%		121,149,618

Securities Sold Short – (1.0)%
Computers – Peripheral Equipment – (0.6)%
(22,778)	Synaptics, Inc.*	(698,146)
Electronic Components – Semiconductors – (0.4)%
(23,825)	Intel Corp.	(486,030)

Total Securities Sold Short (proceeds $1,162,580)		(1,184,176)

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		1,312,483

Net Assets – 100%		$121,277,925

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$5,121,349	4.2%
Canada	942,926	0.8%
Cayman Islands	1,145,175	1.0%
Guernsey	1,530,920	1.3%
Hong Kong	620,369	0.5%
Ireland	4,403,316	3.6%
Japan	4,021,014	3.3%
Jersey	1,040,252	0.9%
Sweden	477,678	0.4%
Switzerland	3,785,864	3.1%
United Kingdom	7,397,168	6.1%
United States††	90,663,587	74.8%

Total	$121,149,618	100.0%

††	Includes Short-Term Securities (73.3% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(1,184,176)	100.0%

Total	$(1,184,176)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/14/10	1,130,000	$1,824,385	$38,709
British Pound 1/21/10	1,423,000	2,297,328	92,614
Japanese Yen 1/14/10	131,500,000	1,412,837	49,900
Japanese Yen 1/21/10	111,000,000	1,192,639	50,627

Total		$6,727,189	$231,850

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
Global
As of December 31, 2009	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$95,302
Unaffiliated investments at value	$119,290
Affiliated money market investments	1,860
Cash	40
Deposits with broker for short sales	1,163
Receivables:
Portfolio shares sold	69
Dividends	16
Non-interested Trustees’ deferred compensation	3
Other Assets	2
Forward currency contracts	232
Total Assets	122,675
Liabilities:
Payables:
Short sales, at value(1)	1,184
Investments purchased	14
Portfolio shares repurchased	24
Advisory fees	64
Transfer agent fees and expenses	3
Distribution fees and shareholder servicing fees – Service Shares	20
Distribution fees and shareholder servicing fees – Service II Shares	4
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	80
Total Liabilities	1,397
Net Assets	$121,278
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$269,863
Undistributed net investment income/(loss)*	(3)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(174,639)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	26,057
Total Net Assets	$121,278
Net Assets – Institutional Shares	$2,835
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	640
Net Asset Value Per Share	$4.43
Net Assets – Service Shares	$99,472
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	21,846
Net Asset Value Per Share	$4.55
Net Assets – Service II Shares	$18,971
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,082
Net Asset Value Per Share	$4.65

*	See Note 5 in Notes to Financial Statements.
(1)	Includes proceeds of $1,162,580

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Global
For the fiscal year ended December 31, 2009	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$2
Dividends	656
Dividends from affiliates	6
Foreign tax withheld	(25)
Total Investment Income	639
Expenses:
Advisory fees	617
Transfer agent fees and expenses	8
Registration fees	3
Custodian fees	28
Audit fees	31
Non-interested Trustees’ fees and expenses	4
Short sales dividend expense	8
Short sales interest expense	3
Stock loan fees	32
Distribution fees and shareholder servicing fees – Service Shares	195
Distribution fees and shareholder servicing fees – Service II Shares	40
Printing expenses	111
Other expenses	89
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,169
Expense and Fee Offset	(1)
Net Expenses	1,168
Net Investment Income/(Loss)	(529)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(1,848)
Net realized gain/(loss) from short sales	(1,161)
Net realized gain/(loss) from options contracts	(414)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	47,348
Net Gain/(Loss) on Investments	43,925
Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,396

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Global
	Technology
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$(529)	(281)(1)
Net realized gain/(loss) from investment and foreign currency transactions	(1,848)	(12,928)(1)
Net realized gain/(loss) from short sales	(1,161)	696
Net realized gain/(loss) from options contracts	(414)	341
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	47,348	(55,385)
Net Increase/(Decrease) in Net Assets Resulting from Operations	43,396	(67,557)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	(7)
Service Shares	–	(90)
Service II Shares	–	(17)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	–	(114)
Capital Share Transactions:
Shares sold
Institutional Shares	1,646	746
Service Shares	18,060	13,420
Service II Shares	7,087	2,953
Redemption fees
Service II Shares	10	4
Reinvested dividends and distributions
Institutional Shares	–	7
Service Shares	–	89
Service II Shares	–	17
Shares repurchased
Institutional Shares	(1,199)	(1,832)
Service Shares	(15,808)	(33,335)
Service II Shares	(7,427)	(6,533)
Net Increase/(Decrease) from Capital Share Transactions	2,369	(24,464)
Net Increase/(Decrease) in Net Assets	45,765	(92,135)
Net Assets:
Beginning of period	75,513	167,648
End of period	$121,278	$75,513

Undistributed net investment income/(loss)*	$(3)	$(6)

*	See Note 5 in Notes to Financial Statements
(1)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year
ended December 31

	Janus Aspen Global Technology Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$2.82	$5.02	$4.13	$3.82	$3.42
Income from Investment Operations:
Net investment income/(loss)	(.04)	.09	–	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	1.65	(2.28)	.91	.28	.35
Total from Investment Operations	1.61	(2.19)	.91	.31	.40
Less Distributions:
Dividends (from net investment income)*	–	(.01)	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(.01)	(.02)	–	–
Net Asset Value, End of Period	$4.43	$2.82	$5.02	$4.13	$3.82
Total Return	57.09%	(43.70)%	22.07%	8.12%	11.70%
Net Assets, End of Period (in thousands)	$2,835	$1,395	$4,093	$2,673	$2,989
Average Net Assets for the Period (in thousands)	$2,218	$3,000	$3,293	$2,823	$3,100
Ratio of Gross Expenses to Average Net Assets(1)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%	0.73%
Ratio of Net Expenses to Average Net Assets(1)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.31)%	0.04%(3)	0.70%	0.13%	0.01%
Portfolio Turnover Rate	101%	92%	67%	89%	42%

Service Shares

For a share outstanding during each fiscal year
ended December 31

	Janus Aspen Global Technology Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$2.90	$5.18	$4.27	$3.96	$3.55
Income from Investment Operations:
Net investment income/(loss)	–	–	.02	–	–
Net gain/(loss) on investments (both realized and unrealized)	1.65	(2.28)	.91	.31	.41
Total from Investment Operations	1.65	(2.28)	.93	.31	.41
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	(.02)	–	–
Net Asset Value, End of Period	$4.55	$2.90	$5.18	$4.27	$3.96
Total Return	56.90%	(43.97)%	21.70%	7.83%	11.55%
Net Assets, End of Period (in thousands)	$99,472	$62,274	$137,367	$132,281	$138,172
Average Net Assets for the Period (in thousands)	$78,097	$101,523	$133,221	$134,175	$134,959
Ratio of Gross Expenses to Average Net Assets(1)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%	0.98%
Ratio of Net Expenses to Average Net Assets(1)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.56)%	(0.23)%(3)	0.39%	(0.12)%	(0.24)%
Portfolio Turnover Rate	101%	92%	67%	89%	42%

*	See Note 5 in Notes to Financial Statements.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.91% and 0.91%, respectively, in 2009, 0.85% and 0.85%, respectively, in 2008 and 0.82% and 0.82%, respectively, in 2007 for Institutional Shares, 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares respectively. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

14 | DECEMBER 31, 2009

Service II Shares

For a share outstanding during each fiscal year
ended December 31

	Janus Aspen Global Technology Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$2.96	$5.28	$4.35	$4.03	$3.62
Income from Investment Operations:
Net investment income/(loss)	–	–	.02	–	–
Net gain/(loss) on investments (both realized and unrealized)	1.69	(2.32)	.93	.32	.41
Total from Investment Operations	1.69	(2.32)	.95	.32	.41
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	–	–	(.02)	–	–
Net Asset Value, End of Period	$4.65	$2.96	$5.28	$4.35	$4.03
Total Return	57.09%	(43.89)%	21.75%	7.94%	11.33%
Net Assets, End of Period (in thousands)	$18,971	$11,844	$26,188	$24,868	$25,882
Average Net Assets for the Period (in thousands)	$16,142	$19,274	$25,482	$25,605	$24,247
Ratio of Gross Expenses to Average Net Assets(2)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%	0.99%
Ratio of Net Expenses to Average Net Assets(2)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.54)%	(0.24)%(4)	0.39%	(0.13)%	(0.25)%
Portfolio Turnover Rate	101%	92%	67%	89%	42%

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See Note 6 in Notes to Financial Statements
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.17% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service II Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Service II Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments

Lipper Variable Annuity Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
Cable Television	$–	$921,913	$–
Computers – Peripheral Equipment	–	435,942	–
E-Commerce/Services	3,128,513	635,817	–
Electronic Components – Semiconductors	1,126,847	3,984,842	–
Enterprise Software/Services	6,764,560	4,779,737	–
Muiltimedia	2,783,068	1,040,252	–
Power Converters and Power Supply Equipment	–	509,358	–
Telecommunication Equipment	4,305,226	620,369	–
Toys	–	3,099,101	–
Wireless Equipment	5,213,804	477,678	–
All Others	79,462,589	–	–

Money Market	–	1,860,002	–

Total Investments in Securities	$102,784,607	$18,365,011	$–
Investments in Securities Sold Short:	$(1,184,176)	$–	$–
Other Financial Instruments(a):	$–	$231,850	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$18,657,814

16 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Aspen Series | 17

Notes to Financial Statements (continued)

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

18 | DECEMBER 31, 2009

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest

20 | DECEMBER 31, 2009

rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2009 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Global Technology Portfolio	$(104,127)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Written option activity for the fiscal year ended December 31, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2008	255	$37,066
Options written	5,244	502,236
Options closed	(5,107)	(467,294)
Options expired	(362)	(62,853)
Options exercised	(30)	(9,155)

Options outstanding at December 31, 2009	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2008	–	$–
Options written	355	70,922
Options closed	(355)	(70,922)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2009	–	$–

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure

22 | DECEMBER 31, 2009

as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$231,850	Forward currency contracts	$–

Total		$231,850		$–

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(414,205)	$–	$(414,205)

Foreign Exchange Contracts	–	–	–	(214,174)	(214,174)

Total	$–	$–	$(414,205)	$(214,174)	$(628,379)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$–	$–	$–

Foreign Exchange Contracts	–	–	–	37,645	37,645

Total	$–	$–	$–	$37,645	$37,645

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or

24 | DECEMBER 31, 2009

more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other

Janus Aspen Series | 25

Notes to Financial Statements (continued)

securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of December 31, 2009, Janus Aspen Global Technology Portfolio had deposits with brokers of $1,162,580. The deposits represent restricted cash held as collateral in relation to short sales.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares’ and Service II Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

26 | DECEMBER 31, 2009

compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2009 were $10,362 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$51,527,101	$49,676,099	$5,876	$1,860,002
Janus Institutional Money Market Fund – Institutional Shares(1)	1,391	551,024	409	–

	$51,528,492	$50,227,123	$6,285	$1,860,002

(1)	Fund was liquidated April 30, 2009.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and

Janus Aspen Series | 27

Notes to Financial Statements (continued)

losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Global Technology Portfolio	$–	$–	$(173,839,621)	$–	$(3,328)	$25,258,329

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2012	2017	Capital Losses

Janus Aspen Global Technology Portfolio	$(148,365,762)	$(8,794,052)	$(1,233,946)	$(15,445,861)	$(173,839,621)

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Global Technology Portfolio	$230,513,839

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Technology Portfolio	$95,869,693	$27,360,118	$(2,080,193)

Information on the tax components of securities sold short as of December 31, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Portfolio	Securities Sold Short	(Appreciation)	Depreciation

Janus Aspen Global Technology Portfolio	$(1,162,580)	$(25,734)	$4,138

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(524,999)

28 | DECEMBER 31, 2009

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$113,614	$–	$–	$(415,496)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Global
Portfolio	Technology Portfolio

Institutional Shares
2009(1)	0.95%
2008(1)	0.85%
2007(1)	0.82%
2006(1)	0.83%
2005(1)	0.73%

Service Shares
2009(1)	1.22%
2008(1)	1.11%
2007(1)	1.07%
2006(1)	1.08%
2005(1)	0.98%

Service II Shares
2009(1)	1.20%
2008(1)	1.11%
2007(1)	1.07%
2006(1)	1.08%
2005(1)	0.99%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For each fiscal year ended
December 31 (all numbers in	Janus Aspen Global Technology Portfolio
thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	488	176
Reinvested dividends and distributions	–	2
Shares repurchased	(343)	(498)
Net Increase/(Decrease) in Portfolio Shares	145	(320)
Shares Outstanding, Beginning of Period	495	815
Shares Outstanding, End of Period	640	495
Transactions in Portfolio Shares – Service Shares
Shares sold	4,803	3,035
Reinvested dividends and distributions	–	19
Shares repurchased	(4,417)	(8,128)
Net Increase/(Decrease) in Portfolio Shares	386	(5,074)
Shares Outstanding, Beginning of Period	21,460	26,534
Shares Outstanding, End of Period	21,846	21,460
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,984	670
Reinvested dividends and distributions	–	4
Shares repurchased	(1,904)	(1,634)
Net Increase/(Decrease) in Portfolio Shares	80	(960)
Shares Outstanding, Beginning of Period	4,002	4,962
Shares Outstanding, End of Period	4,082	4,002

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$95,209,143	$95,847,865	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital

30 | DECEMBER 31, 2009

Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

32 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

34 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

36 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

38 | DECEMBER 31, 2009

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

40 | DECEMBER 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Aspen Global Technology Portfolio	2/06-Present	Vice President and Assistant Director of Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2004-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81119 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Growth and Income Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics
and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Explanations of Charts, Tables and Financial Statements	32
Designation Requirements	35
Trustees and Officers	36

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Growth and Income Portfolio (unaudited)

Portfolio Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Performance Overview

For the 12-month period ended December 31, 2009, Janus Aspen Growth and Income Portfolio’s Institutional and Service Shares returned 39.28% and 38.83%, respectively. The Portfolio’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned 26.46% and 37.21%, respectively.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, which performed similarly. Growth-style indices also outperformed value indices, as information technology was easily the best performing sector followed distantly by materials. Telecommunications and utilities were relative laggards. Commodities generally were higher during the year led by industrial metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

Contributors to Relative Performance

The primary sectors that contributed to Portfolio performance during the period were consumer staples and financials. Within consumer staples, global brewer Anheuser-Busch InBev N.V.’s integration of Anheuser-Busch, which InBev acquired in 2008, has gone well and its Brazilian business has been performing strongly to offset weak volumes in Europe. The company also continued to pay down debt it incurred for the Anheuser-Busch acquisition. We believe management, which has been focused on reducing costs, will continue to execute well.

Within technology, computer and mobile device maker Apple, Inc. performed strongly. The computer and mobile device maker’s latest quarterly results showed the company continues to perform well among its various product lines. While we like that Apple continues to introduce its iPhone to new markets, we have been reducing our position on the stock’s strength.

Investment bank Goldman Sachs Group, Inc. also rebounded strongly during the period. We believe Goldman Sachs is well positioned to continue to capture market share in the U.S. and will benefit from improving capital markets. We also like that Goldman Sachs was among the first financial firms to repay the U.S. Government’s Troubled Asset Relief Program funding.

Detractors from Relative Performance

Our holdings in materials and our overweight in health care were the primary detractors. Among individual detractors, casino operator MGM Mirage declined, as investors were worried about the company’s ability to address financing issues regarding its City Center project in Las Vegas. The uncertainty caused us to exit the position at a loss, but after the company secured financing and issued new equity to remove the risk of bankruptcy, we re-established a position. The stock later rebounded and we decided to sell the name and capture gains. However, for the period the holding was a net detractor.

ConocoPhillips, the integrated energy company, traded down early in the year after the company took a major write-down on assets and suspended share repurchases although it did maintain its dividend. We chose to exit our position, as part of our original thesis was based on the company continuing its share buy-back program.

Nintendo Co., Ltd., the Japanese video game company, also weighed on performance, as a lack of new game titles for its Wii console hurt revenues for the company. Since the business was more cyclical and hit-driven than

2 | DECEMBER 31, 2009

(unaudited)

we originally believed, we decided to exit the name in favor of other opportunities that offered better risk-reward opportunities.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

While the economy is recovering, we believe growth will remain muted due to ongoing high unemployment, which will weigh on consumer spending and housing. However, we do not view inflation as a risk in 2010, which should allow the U.S. Federal Reserve (Fed) to keep interest rates low. We view the weaker economy as the larger impact on the markets for 2010, although this will be offset somewhat by low interest rates. In keeping with our outlook, the Portfolio is conservatively positioned with an emphasis on companies with sustainable cash flows, good dividend yields and strong earnings visibility, as opposed to names dependent on large increases in growth.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

Janus Aspen Growth and Income Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	4.30%
Apple, Inc.	4.29%
Goldman Sachs Group, Inc.	2.25%
Morgan Stanley	1.96%
Corning, Inc.	1.84%

5 Bottom Performers – Holdings

Contribution

MGM Mirage	–0.62%
ConocoPhillips	–0.59%
Nintendo Co., Ltd.	–0.41%
Gilead Sciences, Inc.	–0.21%
Bank of America Corp.	–0.19%

5 Top Performers – Sectors*

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	12.43%	22.52%	18.13%
Consumer Staples	6.98%	15.42%	12.11%
Financials	6.39%	12.32%	13.16%
Consumer Discretionary	5.30%	9.07%	8.98%
Health Care	3.86%	16.87%	13.97%

5 Bottom Performers – Sectors*

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	3.99%
Telecommunication Services	0.22%	0.38%	3.46%
Materials	1.61%	4.32%	3.34%
Industrials	2.11%	5.68%	10.22%
Energy	3.23%	13.42%	12.64%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Growth and Income Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Morgan Stanley Diversified Banking Institutions	3.0%
Anheuser-Busch InBev N.V Brewery	2.8%
Roche Holding A.G. Medical – Drugs	2.7%
Goldman Sachs Group, Inc. Diversified Banking Institutions	2.7%
Hess Corp. Oil Companies – Integrated	2.6%

13.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 4.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

4 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Growth and Income Portfolio – Institutional Shares	39.28%	1.58%	–1.33%	5.28%	0.92%

Janus Aspen Growth and Income Portfolio – Service Shares	38.83%	1.33%	–1.57%	5.03%	1.17%

S&P 500® Index	26.46%	0.42%	–0.95%	1.71%

Russell 1000® Growth Index	37.21%	1.63%	–3.99%	0.43%

Lipper Quartile – Institutional Shares	1st	1st	3rd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	9/225	39/181	62/92	5/75

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Growth and Income Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1998

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,202.40	$5.16

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,200.40	$6.54

Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

†	Expenses are equal to the annualized expense ratio of 0.93% for Institutional Shares and 1.18% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 | DECEMBER 31, 2009

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Common Stock – 90.3%
Aerospace and Defense – 2.2%
10,110	Boeing Co.	$547,255
23,230	Empresa Brasileira de Aeronautica S.A. (ADR)	513,615
		1,060,870
Agricultural Chemicals – 3.2%
5,460	Monsanto Co.	446,355
19,050	Syngenta A.G. (ADR)**	1,071,944
		1,518,299
Applications Software – 0.5%
7,240	Microsoft Corp.	220,748
Athletic Footwear – 1.8%
13,060	NIKE, Inc. – Class B	862,874
Automotive – Cars and Light Trucks – 0.3%
2,933	Daimler A.G.**	156,329
Brewery – 2.8%
25,779	Anheuser-Busch InBev N.V.**	1,332,822
44,576	Anheuser-Busch InBev N.V. – VVPR Strip*,**	319
		1,333,141
Cable Television – 1.2%
16,495	DIRECTV Group, Inc.*	550,108
Casino Hotels – 0.4%
18,882	Crown, Ltd.	135,314
1,169	Wynn Resorts, Ltd.	68,071
		203,385
Cellular Telecommunications – 0.7%
13,345	Vodafone Group PLC**	308,136
Commercial Banks – 2.7%
10,400	ICICI Bank, Ltd. (ADR)	392,184
14,830	Itau Unibanco Holding S.A. (ADR)	338,717
20,762	Standard Chartered PLC**	519,740
		1,250,641
Commercial Services – Finance – 1.1%
28,065	Western Union Co.	529,025
Computers – 5.3%
4,665	Apple, Inc.*	983,662
5,575	International Business Machines Corp.	729,768
11,495	Research In Motion, Ltd. (U.S. Shares)*	776,372
		2,489,802
Diversified Banking Institutions – 8.9%
39,081	Bank of America Corp.	588,560
18,790	Credit Suisse Group A.G. (ADR)**	923,716
7,500	Goldman Sachs Group, Inc.	1,266,300
47,440	Morgan Stanley	1,404,223
		4,182,799
Diversified Operations – 1.8%
68,000	China Merchants Holdings International Co. Ltd.	219,049
6,800	Danaher Corp.	511,361
230,000	Melco International Development, Ltd.*	105,201
		835,611
E-Commerce/Services – 1.1%
19,825	eBay, Inc.*	466,681
5,730	Liberty Media Corp. – Interactive – Class A*	62,113
		528,794
Electronic Components – Semiconductors – 0.8%
3,910	Broadcom Corp. – Class A*	122,970
8,795	Microchip Technology, Inc.	255,582
		378,552
Electronic Connectors – 0.9%
8,865	Amphenol Corp. – Class A	409,386
Enterprise Software/Services – 2.8%
12,155	CA, Inc.	273,001
43,570	Oracle Corp.	1,069,208
		1,342,209
Fiduciary Banks – 0.3%
2,347	Northern Trust Corp.	122,983
Finance – Investment Bankers/Brokers – 0.5%
11,905	Charles Schwab Corp.	224,052
Finance – Other Services – 0.6%
12,031	NYSE Euronext	304,384
Food – Miscellaneous/Diversified – 2.4%
22,835	Nestle S.A.**	1,110,408
Food – Retail – 0.5%
35,508	Tesco PLC**	243,878
Industrial Gases – 0.7%
4,335	Praxair, Inc.	348,144
Medical – Biomedical and Genetic – 2.5%
9,995	Celgene Corp.*	556,521
11,910	Gilead Sciences, Inc.*	515,465
4,225	OSI Pharmaceuticals, Inc.*	131,102
		1,203,088
Medical – Drugs – 5.5%
11,295	Abbott Laboratories	609,817
27,845	Bristol-Myers Squibb Co.	703,086
7,545	Roche Holding A.G.**	1,284,707
		2,597,610
Medical – HMO – 0.9%
13,535	UnitedHealth Group, Inc.	412,547
Medical Products – 4.1%
12,915	Baxter International, Inc.	757,852
9,750	Covidien PLC (U.S. Shares)**	466,928
11,205	Johnson & Johnson	721,714
		1,946,494
Metal Processors and Fabricators – 0.9%
3,905	Precision Castparts Corp.	430,917
Multi-Line Insurance – 0.6%
5,930	ACE, Ltd. (U.S. Shares)**	298,872
Networking Products – 0.8%
15,265	Cisco Systems, Inc.*	365,444
Oil and Gas Drilling – 0.7%
4,165	Transocean, Ltd. (U.S. Shares)**	344,862

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2009

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 5.9%
29,033	EnCana Corp. (U.S. Shares)	$940,379
8,570	EOG Resources, Inc.	833,861
12,465	Occidental Petroleum Corp.	1,014,028
		2,788,268
Oil Companies – Integrated – 6.2%
29,033	Cenovus Energy, Inc.	731,632
19,994	Hess Corp.	1,209,636
23,320	Petroleo Brasileiro S.A. (U.S. Shares)	988,535
		2,929,803
Optical Supplies – 1.8%
5,135	Alcon, Inc. (U.S. Shares)**	843,937
Power Converters and Power Supply Equipment – 0.4%
12,410	Suntech Power Holdings Co., Ltd. (ADR)*	206,378
Real Estate Operating/Development – 0.8%
94,765	Hang Lung Properties, Ltd.	370,224
Retail – Building Products – 1.4%
23,236	Home Depot, Inc.	672,217
Retail – Drug Store – 1.4%
20,501	CVS Caremark Corp.	660,337
Retail – Jewelry – 1.0%
10,480	Tiffany & Co.	450,640
Retail – Regional Department Stores – 0.7%
5,930	Kohl’s Corp.*	319,805
Semiconductor Components/Integrated Circuits – 0.5%
11,880	Marvell Technology Group, Ltd.	246,510
Soap and Cleaning Preparations – 1.6%
14,347	Reckitt Benckiser Group PLC**	776,998
Telecommunication Equipment – Fiber Optics – 2.1%
50,351	Corning, Inc.	972,278
Television – 1.5%
49,230	CBS Corp. – Class B	691,682
Tobacco – 2.8%
23,690	Altria Group, Inc.	465,035
17,640	Philip Morris International, Inc.	850,071
		1,315,106
Transportation – Railroad – 0.6%
4,150	Union Pacific Corp.	265,185
Wireless Equipment – 2.1%
21,110	QUALCOMM, Inc.	976,549

Total Common Stock (cost $35,036,731)		42,600,309

Corporate Bonds – 1.6%
Automotive – Cars and Light Trucks – 0.5%
$177,000	Ford Motor Co., 4.2500%, 11/15/16	221,914
Building – Residential and Commercial – 0.1%
78,000	Meritage Homes Corp. 6.2500%, 3/15/15	71,760
Power Converters and Power Supply Equipment – 1.0%
291,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	226,980
287,000	Suntech Power Holdings Co., Ltd. 3.0000%, 3/15/13 (144A)	227,447
		454,427

Total Corporate Bonds (cost $803,976)		748,101

Preferred Stock – 0.6%
Metal – Copper – 0.6%
2,410	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500% (cost $241,000)	277,632

U.S. Treasury Notes/Bonds – 2.1%
$224,000	2.7500%, 7/31/10	227,194
311,000	1.5000%, 10/31/10	313,755
224,000	4.8750%, 7/31/11	237,886
224,000	3.3750%, 7/31/13	235,130

Total U.S. Treasury Notes/Bonds (cost $994,419)		1,013,965

Money Market – 5.0%
2,371,759	Janus Cash Liquidity Fund LLC, 0% (cost $2,371,759)	2,371,759

Total Investments (total cost $39,447,885) – 99.6%		47,011,766

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		173,112

Net Assets – 100%		$47,184,878

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$135,315	0.3%
Belgium	1,333,141	2.9%
Bermuda	246,510	0.5%
Brazil	1,840,867	3.9%
Canada	2,448,383	5.2%
Cayman Islands	660,806	1.4%
Germany	156,329	0.3%
Hong Kong	694,475	1.5%
India	392,184	0.8%
Ireland	466,928	1.0%
Switzerland	5,878,445	12.5%
United Kingdom	1,848,751	3.9%
United States††	30,909,632	65.8%

Total	$47,011,766	100.0%

††	Includes Cash Equivalents (60.7% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/14/10	245,000	$395,553	$8,914
British Pound 1/21/10	279,000	450,425	18,158
Euro 1/14/10	119,000	170,714	6,603
Euro 1/21/10	120,000	172,147	7,591
Euro 2/4/10	85,000	121,934	3,461
Swiss Franc 1/14/10	595,000	575,764	9,628
Swiss Franc 1/21/10	523,000	506,126	13,337

Total		$2,392,663	$67,692

See Notes to Schedule of Investments and Financial Statements.

8 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
Growth
and
As of December 31, 2009	Income
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$39,448
Unaffiliated investments at value	$44,640
Affiliated money market investments	2,372
Receivables:
Investments sold	141
Portfolio shares sold	4
Dividends	91
Interest	18
Non-interested Trustees’ deferred compensation	1
Other assets	3
Forward currency contracts	68
Total Assets	47,338
Liabilities:
Payables:
Due to Custodian	4
Investments purchased	52
Portfolio shares repurchased	16
Advisory fees	25
Distribution fees and shareholder servicing fees – Service Shares	5
Transfer agent fees and expenses	1
Custodian fees	10
Audit fees	17
Printing fees	11
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	10
Total Liabilities	153
Net Assets	$47,185
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$96,271
Undistributed net investment income/(loss)*	59
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(56,779)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,634
Total Net Assets	$47,185
Net Assets – Institutional Shares	$23,588
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,475
Net Asset Value Per Share	$15.99
Net Assets – Service Shares	$23,597
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,469
Net Asset Value Per Share	$16.06

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
Growth
and
For the fiscal year ended December 31, 2009	Income
(all numbers in thousands)	Portfolio

Investment Income:
Interest	90
Dividends	735
Dividends from affiliates	5
Foreign tax withheld	(34)
Total Investment Income	796
Expenses:
Advisory fees	260
Transfer agent fees and expenses	5
Audit fees	30
Custodian fees	29
Registration fees	27
Non-interested Trustees’ fees and expenses	2
Distribution fees and shareholder servicing fees – Service Shares	51
System fees	31
Other expenses	37
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	472
Expense and Fee Offset	(1)
Net Expenses	471
Net Investment Income/(Loss)	325
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(3,294)
Net realized gain/(loss) from options contracts	(746)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	17,392
Net Gain/(Loss) on Investments	13,352
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,677

See Notes to Financial Statements.

10 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Growth
	and
	Income
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$325	$607
Net realized gain/(loss) from investment and foreign currency transactions	(3,294)	(7,481)
Net realized gain/(loss) from swap contracts	–	(75)
Net realized gain/(loss) from options contracts	(746)	(184)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	17,392	(22,603)
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,677	(29,736)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(174)	(298)
Service Shares	(134)	(232)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(308)	(530)
Capital Share Transactions:
Shares sold
Institutional Shares	2,480	1,106
Service Shares	6,746	6,147
Reinvested dividends and distributions
Institutional Shares	174	298
Service Shares	134	232
Shares repurchased
Institutional Shares	(5,688)	(9,005)
Service Shares	(8,415)	(10,348)
Net Increase/(Decrease) from Capital Share Transactions	(4,569)	(11,570)
Net Increase/(Decrease) in Net Assets	8,800	(41,836)
Net Assets:
Beginning of period	38,385	80,221
End of period	$47,185	$38,385

Undistributed net investment income/(loss)*	$59	$42

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding through each
fiscal year ended December 31

	Janus Aspen Growth and Income Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$11.58	$19.89	$18.67	$17.57	$15.70
Income from Investment Operations:
Net investment income/(loss)	.12	.18	.37	.29	.10
Net gain/(loss) on investments (both realized and unrealized)	4.40	(8.32)	1.26	1.13	1.88
Total from Investment Operations	4.52	(8.14)	1.63	1.42	1.98
Less Distributions:
Dividends (from net investment income)*	(.11)	(.17)	(.41)	(.32)	(.11)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.11)	(.17)	(.41)	(.32)	(.11)
Net Asset Value, End of Period	$15.99	$11.58	$19.89	$18.67	$17.57
Total Return	39.16%	(41.12%)	8.70%	8.12%	12.62%
Net Assets, End of Period (in thousands)	$23,588	$19,645	$42,718	$46,586	$38,146
Average Net Assets for the Period (in thousands)	$21,491	$30,929	$46,374	$43,210	$31,257
Ratio of Gross Expenses to Average Net Assets(1)(2)	1.00%	0.91%	0.82%	0.86%	0.74%
Ratio of Net Expenses to Average Net Assets(2)	1.00%	0.91%	0.82%	0.86%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.90%	1.14%	2.02%	1.97%	0.62%
Portfolio Turnover Rate	40%	58%	74%	58%	37%

Service Shares

For a share outstanding through each
fiscal year ended December 31

	Janus Aspen Growth and Income Portfolio
	2009	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$11.65	$20.01	$18.79	$17.66	$15.77
Income from Investment Operations:
Net investment income/(loss)	.09	.15	.32	.31	.07
Net gain/(loss) on investments (both realized and unrealized)	4.41	(8.38)	1.27	1.06	1.88
Total from Investment Operations	4.50	(8.23)	1.59	1.37	1.95
Less Distributions:
Dividends (from net investment income)*	(.09)	(.13)	(.37)	(.24)	(.06)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.09)	(.13)	(.37)	(.24)	(.06)
Net Asset Value, End of Period	$16.06	$11.65	$20.01	$18.79	$17.66
Total Return	38.71%	(41.26)%	8.44%	7.83%	12.40%
Net Assets, End of Period (in thousands)	$23,597	$18,740	$37,503	$37,176	$55,551
Average Net Assets for the Period (in thousands)	$20,448	$28,949	$36,644	$44,953	$53,705
Ratio of Gross Expenses to Average Net Assets(1)(2)	1.25%	1.16%	1.07%	1.09%	0.99%
Ratio of Net Expenses to Average Net Assets(2)	1.25%	1.16%	1.07%	1.09%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.64%	0.88%	1.76%	1.70%	0.37%
Portfolio Turnover Rate	40%	58%	74%	58%	37%

*	See Note 5 in Notes to Financial Statements.
(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01% for 2009, 2008, 2007, 2006, and 2005.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Growth and Income Portfolio
Common Stock
Aerospace and Defense	$547,255	$513,615	$–
Agricultural Chemicals	446,355	1,071,944	–
Brewery	–	1,333,141	–
Casino Hotels	68,071	135,314	–
Cellular Telecommunications	–	308,136	–
Commercial Banks	–	1,250,641	–
Diversified Banking Institutions	3,259,083	923,716	–
Diversified Operations	511,361	324,250	–
Food – Miscellaneous/Diversified	–	1,110,408	–
Food – Retail	–	243,878	–
Medical – Drugs	1,312,903	1,284,707	–
Oil Companies – Integrated	1,941,268	988,535	–
Power Converters and Power Supply Equipment	–	206,378	–
Real Estate Operating/Development	–	370,224	–
Soap and Cleaning Preparations	–	776,998	–
All Other	23,672,128	–	–

Corporate Bonds	–	748,101	–

Preferred Stock	–	277,632	–

Janus Aspen Series | 13

Notes to Schedule of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

U.S. Treasury Notes/Bonds	–	1,013,965	–

Money Market	–	2,371,759	–

Total Investments in Securities	$31,758,424	$15,253,342	$–

Other Financial Instruments(a):	$–	$67,692	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Growth and Income Portfolio	$9,683,594

14 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Growth and Income Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Financial Highlights have been reclassified to conform with current year presentation.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments

16 | DECEMBER 31, 2009

defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its

18 | DECEMBER 31, 2009

investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments

Janus Aspen Series | 19

Notes to Financial Statements (continued)

of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

20 | DECEMBER 31, 2009

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$67,692	Forward currency contracts	$–

Total		$67,692		$–

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(746,067)	$–	$(746,067)

Foreign Exchange Contracts	–	–	–	(249,223)	(249,223)

Total	$–	$–	$(746,067)	$(249,223)	$(995,290)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$686,566	$–	$686,566

Foreign Exchange Contracts	–	–	–	164,117	164,117

Total	$–	$–	$686,566	$164,117	$850,683

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral

22 | DECEMBER 31, 2009

may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Growth and Income Portfolio	All Asset Levels	0.62

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash

24 | DECEMBER 31, 2009

management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Growth and Income Portfolio
Janus Cash Liquidity Fund LLC	$14,836,787	$12,468,028	$3,187	$2,371,759
Janus Institutional Cash Management Fund – Institutional Shares(1)	1,900	1,246,917	952	–
Janus Institutional Money Market Fund – Institutional Shares(1)	2,503	1,439,693	1,153	–

	$14,841,190	$15,154,638	$5,292	$2,371,759

(1)	Fund was liquidated April 30, 2009.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Net Tax Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Growth and Income Portfolio	$60,316	$–	$(56,696,838)	$–	$560	$7,549,423

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2016	2017	Capital Losses

Janus Aspen Growth and Income Portfolio(1)	$(28,876,109)	$(15,741,304)	$(4,926,310)	$(7,153,115)	$(56,696,838)

(1)	Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Growth and Income Portfolio	$516,392

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Growth and Income Portfolio	$39,462,343	$9,172,231	$(1,622,808)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Growth and Income Portfolio	$307,736	$–	$–	$–

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Growth and Income Portfolio	$530,413	$–	$–	$–

6.	Capital Share Transactions

	Janus Aspen Growth and Income Portfolio
For each fiscal year ended December 31 (all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	194	70
Reinvested dividends and distributions	12	20
Shares repurchased	(427)	(541)
Net Increase/(Decrease) in Portfolio Shares	(221)	(451)
Shares Outstanding, Beginning of Period	1,696	2,147
Shares Outstanding, End of Period	1,475	1,696
Transactions in Portfolio Shares – Service Shares
Shares sold	502	354
Reinvested dividends and distributions	10	15
Shares repurchased	(652)	(635)
Net Increase/(Decrease) in Portfolio Shares	(140)	(266)
Shares Outstanding, Beginning of Period	1,609	1,875
Shares Outstanding, End of Period	1,469	1,609

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Growth and Income Portfolio	$16,152,543	$18,967,180	$–	$–

26 | DECEMBER 31, 2009

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Event

On December 11, 2009, the Board of Trustees of Janus Aspen Series approved a plan to liquidate and terminate the Portfolio. Effective April 28, 2010, the Portfolio will no longer be offered for sale and will be liquidated on or about April 30, 2010.

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth and Income Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

28 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

30 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

32 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34 | DECEMBER 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Growth and Income Portfolio	100%

Janus Aspen Series | 35

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

36 | DECEMBER 31, 2009

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products.	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Aspen Growth and Income Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

38 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81117 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Explanations of Charts, Tables and Financial Statements	32
Designation Requirements	35
Trustees and Officers	36

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from each of the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, dividends, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Portfolio Snapshot
This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended December 31, 2009, Janus Aspen INTECH Risk-Managed Core Portfolio returned 22.55% for its Service Shares. This compares to the 26.46% return posted by the S&P 500® Index, the Portfolio’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. The Portfolio’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

In INTECH’s history, which spans more than 22 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Portfolio remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Portfolio may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Core Portfolio.

2 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	5.3%
AT&T, Inc. Telephone – Integrated	3.3%
International Business Machines Corp. Computers	2.1%
Johnson & Johnson Medical Products	1.6%
Apple, Inc. Computers	1.6%

13.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

* Includes Liabilities, net of Cash, receivables and Other Assets of (0.7)%.

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

Janus Aspen Series | 3

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen INTECH Risk-Managed Core Portfolio – Service Shares	22.55%	0.37%	5.93%	1.71%	1.45%

S&P 500® Index	26.46%	0.42%	5.04%

Lipper Quartile – Service Shares	4th	2nd	1st

Lipper Ranking – Service Shares based on total returns for Variable Annuity Large-Cap Core Funds	186/225	90/181	37/161

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

4 | DECEMBER 31, 2009

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Portfolio may result in a higher portfolio turnover rate, higher expenses compared to a “buy and hold” or index portfolio strategy.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

January 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See Notes to Schedule of Investments for index definitions.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 2, 2003

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,209.70	$8.08

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

†	Expenses are equal to the annualized expense ratio of 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series | 5

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 100.7%
Advertising Agencies – 0.4%
1,700	Interpublic Group of Companies, Inc.*	$12,546
1,600	Omnicom Group, Inc.	62,640
		75,186
Aerospace and Defense – 0.6%
100	Boeing Co.	5,413
500	Lockheed Martin Corp.	37,675
200	Northrop Grumman Corp.	11,170
1,000	Rockwell Collins, Inc.	55,360
		109,618
Aerospace and Defense – Equipment – 0.9%
2,200	B.F. Goodrich Co.	141,350
300	United Technologies Corp.	20,823
		162,173
Agricultural Chemicals – 0.1%
100	CF Industries Holdings, Inc.	9,078
200	Monsanto Co.	16,350
		25,428
Agricultural Operations – 0.3%
1,500	Archer-Daniels-Midland Co.	46,965
Apparel Manufacturers – 0.5%
1,900	Coach, Inc.	69,407
300	Polo Ralph Lauren Corp.	24,294
		93,701
Appliances – 0%
100	Whirlpool Corp.	8,066
Applications Software – 1.9%
800	Citrix Systems, Inc.*	33,288
1,000	Intuit, Inc.*	30,710
7,000	Microsoft Corp.	213,430
1,200	Red Hat, Inc.*	37,080
500	Salesforce.com, Inc.*	36,885
		351,393
Athletic Footwear – 0.1%
200	NIKE, Inc. – Class B	13,214
Audio and Video Products – 0%
100	Harman International Industries, Inc.*	3,528
Automotive – Cars and Light Trucks – 0.3%
5,900	Ford Motor Co.*	59,000
Automotive – Medium and Heavy Duty Trucks – 0.1%
400	PACCAR, Inc.	14,508
Automotive – Truck Parts and Equipment – Original – 0.1%
500	Johnson Controls, Inc.	13,620
Beverages – Non-Alcoholic – 3.0%
3,300	Coca-Cola Co.	188,100
5,900	Coca-Cola Enterprises, Inc.	125,080
1,500	Dr. Pepper Snapple Group, Inc.	42,450
2,600	Pepsi Bottling Group, Inc.	97,500
1,400	PepsiCo, Inc.	85,120
		538,250
Broadcast Services and Programming – 0.3%
1,300	Scripps Networks Interactive, Inc. – Class A	53,950
Building – Residential and Commercial – 0%
100	D.R. Horton, Inc.	1,087
200	Lennar Corp. – Class A	2,554
		3,641
Building Products – Wood – 0%
100	Masco Corp.	1,381
Cable Television – 1.2%
5,400	Comcast Corp. – Class A	91,044
1,100	DIRECTV Group, Inc.*	36,685
2,300	Time Warner Cable, Inc. – Class A*	95,197
		222,926
Casino Hotels – 0%
100	Wynn Resorts, Ltd.	5,823
Casino Services – 0.2%
2,400	International Game Technology	45,048
Chemicals – Diversified – 0.4%
600	Dow Chemical Co.	16,578
1,500	E.I. du Pont de Nemours & Co.	50,505
100	PPG Industries, Inc.	5,854
		72,937
Chemicals – Specialty – 0.3%
800	Eastman Chemical Co.	48,192
100	Ecolab, Inc.	4,458
		52,650
Coal – 0.1%
100	Massey Energy Co.	4,201
200	Peabody Energy Corp.	9,042
		13,243
Commercial Banks – 0.3%
300	BB&T Corp.	7,611
799	First Horizon National Corp.*	10,707
2,100	Marshall & Ilsley Corp.	11,445
1,500	Regions Financial Corp.	7,935
700	Zions Bancorporation	8,981
		46,679
Commercial Services – 0.3%
2,200	Iron Mountain, Inc.*	50,072
Commercial Services – Finance – 1.9%
1,500	Automatic Data Processing, Inc.	64,230
200	Equifax, Inc.	6,178
300	MasterCard, Inc. – Class A	76,794
1,500	Moody’s Corp.	40,200
100	Paychex, Inc.	3,064
3,600	Total System Services, Inc.	62,172
800	Visa, Inc. – Class A	69,968
1,000	Western Union Co.	18,850
		341,456
Computer Services – 1.2%
500	Affiliated Computer Services, Inc. – Class A*	29,845
2,600	Cognizant Technology Solutions Corp.*	117,780
1,100	Computer Sciences Corp.*	63,283
		210,908
Computers – 5.0%
1,400	Apple, Inc.*	295,204
1,500	Dell, Inc.*	21,540

See Notes to Schedule of Investments and Financial Statements.

6 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares		Value

Computers – (continued)
3,800	Hewlett-Packard Co.	$195,738
2,900	International Business Machines Corp.	379,610
2,000	Sun Microsystems, Inc.*	18,740
		910,832
Computers – Integrated Systems – 0.5%
2,700	Terdata Corp.*	84,861
Computers – Memory Devices – 1.1%
2,300	EMC Corp.*	40,181
2,900	NetApp, Inc.*	99,731
200	SanDisk Corp.*	5,798
1,300	Western Digital Corp.*	57,395
		203,105
Consulting Services – 0.1%
500	SAIC, Inc.*	9,470
Consumer Products – Miscellaneous – 0%
100	Kimberly-Clark Corp.	6,371
Containers – Metal and Glass – 0.7%
1,600	Ball Corp.	82,720
1,200	Owens-Illinois, Inc.*	39,444
		122,164
Containers – Paper and Plastic – 0.3%
2,500	Sealed Air Corp.	54,650
Cosmetics and Toiletries – 1.9%
700	Avon Products, Inc.	22,050
700	Colgate-Palmolive Co.	57,505
100	Estee Lauder Cos., Inc. – Class A	4,836
4,327	Procter & Gamble Co.	262,346
		346,737
Cruise Lines – 0.1%
600	Carnival Corp. (U.S. Shares)*	19,014
Data Processing and Management – 0.9%
3,000	Fidelity National Information Services, Inc.	70,320
2,000	Fiserv, Inc.*	96,960
		167,280
Dental Supplies and Equipment – 0.1%
700	Patterson Companies, Inc.*	19,586
Distribution/Wholesale – 0.2%
300	W.W. Grainger, Inc.	29,049
Diversified Banking Institutions – 3.0%
7,480	Bank of America Corp.	112,649
7,500	Citigroup, Inc.*	24,825
1,000	Goldman Sachs Group, Inc.	168,840
4,630	JPMorgan Chase & Co.	192,932
1,400	Morgan Stanley	41,440
		540,686
Diversified Operations – 2.5%
500	3M Co.	41,335
100	Dover Corp.	4,161
500	Eaton Corp.	31,810
15,300	General Electric Co.	231,489
2,400	Honeywell International, Inc.	94,080
400	Illinois Tool Works, Inc.	19,196
500	Parker Hannifin Corp.	26,940
100	Textron, Inc.	1,881
		450,892
E-Commerce/Products – 0.4%
600	Amazon.com, Inc.*	80,712
E-Commerce/Services – 1.1%
3,800	eBay, Inc.*	89,452
2,500	Expedia, Inc.*	64,275
200	Priceline.com, Inc.*	43,700
		197,427
Electric – Generation – 0.4%
5,800	AES Corp.*	77,198
Electric – Integrated – 2.9%
100	American Electric Power Company, Inc.	3,479
3,600	CMS Energy Corp.	56,376
500	Consolidated Edison, Inc.	22,715
1,100	Constellation Energy Group, Inc.	38,687
200	Duke Energy Corp.	3,442
100	Entergy Corp.	8,184
3,500	FPL Group, Inc.	184,870
900	Northeast Utilities	23,211
1,000	PG&E Corp.	44,650
500	PPL Corp.	16,155
100	Progress Energy, Inc.	4,101
1,300	Public Service Enterprise Group, Inc.	43,225
100	SCANA Corp.	3,768
200	Wisconsin Energy Corp.	9,966
3,000	Xcel Energy, Inc.	63,660
		526,489
Electric Products – Miscellaneous – 0.1%
100	Emerson Electric Co.	4,260
600	Molex, Inc.	12,930
		17,190
Electronic Components – Semiconductors – 2.7%
1,800	Advanced Micro Devices, Inc.*	17,424
100	Altera Corp.	2,263
2,700	Broadcom Corp. – Class A*	84,915
5,300	Intel Corp.	108,120
600	LSI Corp.*	3,606
2,200	Microchip Technology, Inc.	63,932
2,200	Micron Technology, Inc.*	23,232
600	National Semiconductor Corp.	9,216
2,500	Nvidia Corp.*	46,700
3,200	Texas Instruments, Inc.	83,392
1,600	Xilinx, Inc.	40,096
		482,896
Electronic Connectors – 0.2%
700	Amphenol Corp. – Class A	32,326
Electronic Forms – 0.2%
800	Adobe Systems, Inc.*	29,424
Electronic Measuring Instruments – 0.2%
1,000	Agilent Technologies, Inc.*	31,070
Engineering – Research and Development Services – 0.2%
700	Fluor Corp.	31,528
300	Jacobs Engineering Group, Inc.*	11,283
		42,811

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Engines – Internal Combustion – 0%
100	Cummins, Inc.	$4,586
Enterprise Software/Services – 2.0%
3,400	BMC Software, Inc.*	136,340
600	CA, Inc.	13,476
8,876	Oracle Corp.	217,817
		367,633
Fiduciary Banks – 0.9%
2,800	Bank of New York Mellon Corp.	78,316
300	Northern Trust Corp.	15,720
1,600	State Street Corp.	69,664
		163,700
Finance – Consumer Loans – 0.1%
1,600	SLM Corp.*	18,032
Finance – Credit Card – 0.7%
2,300	American Express Co.	93,196
1,900	Discover Financial Services	27,949
		121,145
Finance – Investment Bankers/Brokers – 0%
300	Charles Schwab Corp.	5,646
Finance – Other Services – 0.9%
200	CME Group, Inc.	67,190
300	IntercontinentalExchange, Inc.*	33,690
2,600	NYSE Euronext	65,780
		166,660
Food – Confectionery – 0.1%
200	Hershey Co.	7,158
100	J.M. Smucker Co.	6,175
		13,333
Food – Dairy Products – 0%
200	Dean Foods Co.*	3,608
Food – Meat Products – 0.5%
1,300	Hormel Foods Corp.	49,985
2,800	Tyson Foods, Inc. – Class A	34,356
		84,341
Food – Miscellaneous/Diversified – 0.3%
600	ConAgra Foods, Inc.	13,830
200	General Mills, Inc.	14,162
1,200	Kraft Foods, Inc. – Class A	32,616
200	Sara Lee Corp.	2,436
		63,044
Food – Retail – 0.4%
1,000	Supervalu, Inc.	12,710
1,900	Whole Foods Market, Inc.*	52,155
		64,865
Food – Wholesale/Distribution – 0%
100	Sysco Corp.	2,794
Gas – Distribution – 0.5%
300	NiSource, Inc.	4,614
1,600	Sempra Energy	89,568
		94,182
Gold Mining – 0.2%
600	Newmont Mining Corp.	28,386
Home Decoration Products – 0%
600	Newell Rubbermaid, Inc.	9,006
Hotels and Motels – 0.5%
2,410	Marriott International, Inc. – Class A	65,673
400	Starwood Hotels & Resorts Worldwide, Inc.	14,628
500	Wyndham Worldwide Corp.	10,085
		90,386
Human Resources – 0.2%
1,200	Monster Worldwide, Inc.*	20,880
500	Robert Half International, Inc.	13,365
		34,245
Industrial Automation and Robotics – 0.4%
1,500	Rockwell Automation, Inc.	70,470
Industrial Gases – 0.8%
1,400	Air Products & Chemicals, Inc.	113,484
500	Praxair, Inc.	40,155
		153,639
Instruments – Scientific – 0.2%
800	PerkinElmer, Inc.	16,472
300	Thermo Fisher Scientific, Inc.*	14,307
100	Waters Corp.*	6,196
		36,975
Internet Infrastructure Software – 0%
200	Akamai Technologies, Inc.*	5,066
Internet Security – 0.2%
700	McAfee, Inc.*	28,399
700	Symantec Corp.*	12,523
100	VeriSign, Inc.*	2,424
		43,346
Investment Management and Advisory Services – 1.0%
1,100	Ameriprise Financial, Inc.	42,702
1,500	Federated Investors, Inc. – Class B	41,250
400	Franklin Resources, Inc.	42,140
1,800	INVESCO, Ltd.	42,282
200	Legg Mason, Inc.	6,032
200	T. Rowe Price Group, Inc.	10,650
		185,056
Life and Health Insurance – 0.6%
300	AFLAC, Inc.	13,875
800	Lincoln National Corp.	19,904
800	Principal Financial Group, Inc.	19,232
1,200	Prudential Financial, Inc.	59,712
100	Torchmark Corp.	4,395
		117,118
Linen Supply and Related Items – 0.1%
500	Cintas Corp.	13,025
Machinery – Construction and Mining – 0.1%
400	Caterpillar, Inc.	22,796
Machinery – Farm – 0.4%
1,400	Deere & Co.	75,726
Machinery – General Industrial – 0%
100	Roper Industries, Inc.	5,237
Machinery – Pumps – 0.1%
100	Flowserve Corp.	9,453

See Notes to Schedule of Investments and Financial Statements.

8 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares		Value

Medical – Biomedical and Genetic – 0.9%
400	Amgen, Inc.*	$22,628
100	Biogen Idec, Inc.*	5,350
100	Gilead Sciences, Inc.*	4,328
1,900	Life Technologies Corp.*	99,237
400	Millipore Corp.*	28,940
		160,483
Medical – Drugs – 3.3%
700	Abbott Laboratories	37,793
900	Allergan, Inc.	56,709
3,500	Bristol-Myers Squibb Co.	88,375
100	Eli Lilly & Co.	3,571
1,300	Forest Laboratories, Inc.*	41,743
200	King Pharmaceuticals, Inc.*	2,454
6,214	Merck & Co., Inc.	227,060
8,059	Pfizer, Inc.	146,593
		604,298
Medical – Generic Drugs – 0.7%
4,900	Mylan, Inc.*	90,307
900	Watson Pharmaceuticals, Inc.*	35,649
		125,956
Medical – HMO – 1.5%
300	Aetna, Inc.	9,510
1,400	CIGNA Corp.	49,378
1,900	Coventry Health Care, Inc.*	46,151
200	Humana, Inc.*	8,778
2,300	UnitedHealth Group, Inc.	70,104
1,600	WellPoint, Inc.*	93,264
		277,185
Medical – Hospitals – 0.2%
6,300	Tenet Healthcare Corp.*	33,957
Medical – Wholesale Drug Distributors – 0.4%
1,400	AmerisourceBergen Corp.	36,498
700	McKesson Corp.	43,750
		80,248
Medical Instruments – 0.6%
5,300	Boston Scientific Corp.*	47,700
100	Intuitive Surgical, Inc.*	30,332
300	Medtronic, Inc.	13,194
600	St. Jude Medical, Inc.*	22,068
		113,294
Medical Labs and Testing Services – 0.1%
200	Quest Diagnostics, Inc.	12,076
Medical Products – 2.2%
300	Baxter International, Inc.	17,604
1,000	Hospira, Inc.*	51,000
4,600	Johnson & Johnson	296,286
700	Zimmer Holdings, Inc.*	41,377
		406,267
Metal – Aluminum – 0.1%
600	Alcoa, Inc.	9,672
Metal – Copper – 0.1%
300	Freeport-McMoRan Copper & Gold, Inc. – Class B	24,087
Metal – Iron – 0%
200	Cliffs Natural Resources, Inc.	9,218
Metal Processors and Fabricators – 0.2%
300	Precision Castparts Corp.	33,105
Multi-Line Insurance – 1.5%
1,200	American International Group, Inc.*	35,976
400	Assurant, Inc.	11,792
500	Cincinnati Financial Corp.	13,120
3,100	Genworth Financial, Inc. – Class A*	35,185
1,000	Hartford Financial Services Group, Inc.	23,260
1,200	Loews Corp.	43,620
1,000	MetLife, Inc.	35,350
4,000	XL Capital, Ltd. – Class A	73,320
		271,623
Multimedia – 2.6%
2,700	McGraw-Hill Cos., Inc.	90,477
500	Meredith Corp.	15,425
5,800	News Corp. – Class A	79,402
2,733	Time Warner, Inc.	79,640
5,500	Viacom, Inc. – Class B*	163,515
1,600	Walt Disney Co.	51,600
		480,059
Networking Products – 1.3%
9,700	Cisco Systems, Inc.*	232,218
300	Juniper Networks, Inc.*	8,001
		240,219
Non-Hazardous Waste Disposal – 0%
200	Waste Management, Inc.	6,762
Oil – Field Services – 0.9%
200	Baker Hughes, Inc.	8,096
1,500	BJ Services Co.	27,900
1,300	Halliburton Co.	39,117
1,400	Schlumberger, Ltd. (U.S. Shares)	91,126
		166,239
Oil and Gas Drilling – 0.2%
200	Diamond Offshore Drilling, Inc.	19,684
400	Nabors Industries, Ltd.	8,756
		28,440
Oil Companies – Exploration and Production – 2.6%
1,100	Anadarko Petroleum Corp.	68,662
500	Cabot Oil & Gas Corp.	21,795
500	Chesapeake Energy Corp.	12,940
200	EOG Resources, Inc.	19,460
2,300	EQT Corp.	101,016
800	Noble Energy, Inc.	56,976
1,100	Occidental Petroleum Corp.	89,485
200	Pioneer Natural Resources Co.	9,634
300	Questar Corp.	12,471
700	Range Resources Corp.	34,895
400	Southwestern Energy Co.*	19,280
600	XTO Energy, Inc.	27,918
		474,532
Oil Companies – Integrated – 7.4%
3,665	Chevron Corp.	282,168
600	ConocoPhillips	30,642
14,200	Exxon Mobil Corp.	968,297
100	Hess Corp.	6,050
540	Marathon Oil Corp.	16,859

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Oil Companies – Integrated – (continued)
700	Murphy Oil Corp.	$37,940
		1,341,956
Oil Field Machinery and Equipment – 0.4%
400	Cameron International Corp.*	16,720
600	FMC Technologies, Inc.*	34,704
400	National Oilwell Varco, Inc.	17,636
		69,060
Oil Refining and Marketing – 0%
400	Tesoro Corp.	5,420
200	Valero Energy Corp.	3,350
		8,770
Paper and Related Products – 0.4%
700	International Paper Co.	18,746
1,900	MeadWestvaco Corp.	54,397
		73,143
Pharmacy Services – 0.3%
100	Express Scripts, Inc. – Class A*	8,645
834	Medco Health Solutions, Inc.*	53,301
		61,946
Pipelines – 0.1%
2,000	El Paso Corp.	19,660
200	Williams Companies, Inc.	4,216
		23,876
Printing – Commercial – 0.2%
1,800	R.R. Donnelley & Sons Co.	40,086
Property and Casualty Insurance – 0.5%
1,900	Progressive Corp.	34,181
1,100	Travelers Cos., Inc.	54,846
		89,027
Real Estate Management/Services – 0.2%
2,300	CB Richard Ellis Group, Inc. – Class A*	31,211
REIT – Health Care – 0.1%
300	HCP, Inc.	9,162
300	Ventas, Inc.	13,122
		22,284
REIT – Hotels – 0.1%
1,135	Host Hotels & Resorts, Inc.*	13,245
REIT – Regional Malls – 0%
11	Simon Property Group, Inc.	878
REIT – Storage – 0.1%
200	Public Storage	16,290
Retail – Apparel and Shoe – 0.6%
400	Abercrombie & Fitch Co. – Class A	13,940
1,900	Gap, Inc.	39,805
1,100	Limited Brands, Inc.	21,164
500	Nordstrom, Inc.	18,790
500	Ross Stores, Inc.	21,355
		115,054
Retail – Auto Parts – 1.0%
500	AutoZone, Inc.*	79,035
2,700	O’Reilly Automotive, Inc.*	102,924
		181,959
Retail – Automobile – 0.1%
900	Auto Nation, Inc.*	17,235
Retail – Bedding – 0.3%
1,300	Bed Bath & Beyond, Inc.*	50,219
Retail – Building Products – 0.6%
3,500	Home Depot, Inc.	101,255
400	Lowe’s Cos., Inc.	9,356
		110,611
Retail – Consumer Electronics – 0.5%
2,000	Best Buy Co., Inc.	78,920
200	RadioShack Corp.	3,900
		82,820
Retail – Discount – 1.2%
400	Big Lots, Inc.*	11,592
100	Family Dollar Stores, Inc.	2,783
300	Target Corp.	14,511
3,400	Wal-Mart Stores, Inc.	181,730
		210,616
Retail – Drug Store – 0.6%
1,202	CVS Caremark Corp.	38,716
1,700	Walgreen Co.	62,424
		101,140
Retail – Jewelry – 0%
100	Tiffany & Co.	4,300
Retail – Major Department Stores – 0.6%
1,000	JC Penney Co., Inc.	26,610
100	Sears Holdings Corp.*	8,345
1,900	TJX Cos., Inc.	69,445
		104,400
Retail – Office Supplies – 0.3%
2,500	Office Depot, Inc.*	16,125
1,300	Staples, Inc.	31,967
		48,092
Retail – Regional Department Stores – 0.5%
1,500	Kohl’s Corp.*	80,895
500	Macy’s, Inc.	8,380
		89,275
Retail – Restaurants – 1.7%
2,100	Darden Restaurants, Inc.	73,647
1,500	McDonald’s Corp.	93,660
4,600	Starbucks Corp.*	106,076
1,300	Yum! Brands, Inc.	45,461
		318,844
Rubber – Tires – 0.1%
1,500	Goodyear Tire & Rubber Co.*	21,150
Savings/Loan/Thrifts – 0%
200	People’s United Financial, Inc.	3,340
Semiconductor Components/Integrated Circuits – 0.4%
2,200	Analog Devices, Inc.	69,476
200	Linear Technology Corp.	6,108
		75,584
Semiconductor Equipment – 0.9%
1,400	Applied Materials, Inc.	19,516
2,500	KLA-Tencor Corp.	90,400

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares		Value

Semiconductor Equipment – (continued)
1,800	Novellus Systems, Inc.*	$42,012
1,000	Teradyne, Inc.*	10,730
		162,658
Steel – Producers – 0.3%
1,200	Nucor Corp.	55,980
Steel – Specialty – 0%
100	Allegheny Technologies, Inc.	4,477
Super-Regional Banks – 2.0%
1,300	Capital One Financial Corp.	49,842
700	Comerica, Inc.	20,699
5,900	Fifth Third Bancorp	57,525
10,000	Huntington Bancshares, Inc.	36,500
1,300	Keycorp	7,215
900	PNC Financial Services Group, Inc.	47,511
200	SunTrust Banks, Inc.	4,058
500	U.S. Bancorp	11,255
4,737	Wells Fargo & Co.	127,852
		362,457
Telecommunication Equipment – 0.2%
6,500	Tellabs Inc.*	36,920
Telecommunication Equipment – Fiber Optics – 0.4%
3,200	Corning, Inc.	61,792
800	JDS Uniphase Corp.*	6,600
		68,392
Telephone – Integrated – 4.4%
21,172	AT&T, Inc.	593,451
1,092	CenturyTel, Inc.	39,541
6,700	Qwest Communications International Inc.	28,207
2,000	Sprint Nextel Corp.*	7,320
3,800	Verizon Communications, Inc.	125,894
		794,413
Television – 0%
300	CBS Corp. – Class B	4,215
Tobacco – 1.1%
2,600	Altria Group, Inc.	51,038
500	Lorillard, Inc.	40,115
2,100	Philip Morris International, Inc.	101,199
		192,352
Tools – Hand Held – 0%
100	Stanley Works	5,151
Toys – 0.1%
500	Mattel, Inc.	9,990
Transportation – Railroad – 0.2%
200	Burlington Northern Santa Fe Corp.	19,724
300	CSX Corp.	14,547
100	Union Pacific Corp.	6,390
		40,661
Transportation – Services – 0.1%
200	C.H. Robinson Worldwide, Inc.	11,746
100	United Parcel Service, Inc. – Class B	5,737
		17,483
Vitamins and Nutrition Products – 0.1%
300	Mead Johnson Nutrition Co. – Class A	13,110
Web Portals/Internet Service Providers – 1.4%
300	Google, Inc. – Class A*	185,994
4,100	Yahoo!, Inc.*	68,798
		254,792
Wireless Equipment – 1.3%
9,900	Motorola, Inc.*	76,824
3,400	QUALCOMM, Inc.	157,284
		234,108

Total Common Stock (cost $15,847,122)		18,332,393

Money Market – 0.3%
63,000	Janus Cash Liquidity Fund, LLC, 0% (cost $63,000)	63,000

Total Investments (total cost $15,910,122) – 101.0%		18,395,393

Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(185,346)

Net Assets – 100%		$18,210,047

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$51,038	0.3%
Cayman Islands	73,320	0.4%
Netherlands Antilles	91,126	0.5%
Panama	19,014	0.1%
United States††	18,160,895	98.7%

Total	$18,395,393	100.0%

††	Includes Cash Equivalents (98.4% excluding Cash Equivalents)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
INTECH
Risk-Managed
As of December 31, 2009	Core
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$15,910
Unaffiliated investments at value	$18,332
Affiliated money market investments	63
Cash	25
Receivables:
Investments sold	640
Portfolio shares sold	–
Dividends	20
Non-interested Trustees’ deferred compensation	–
Other Assets	1
Total Assets	19,081
Liabilities:
Payables:
Investments purchased	667
Portfolio shares repurchased	111
Advisory fees	3
Printing expense	44
Transfer agent fees and expenses	1
Administrative fees – Service Shares	2
Distribution fees and shareholder servicing fees – Service Shares	4
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	38
Total Liabilities	871
Net Assets	$18,210
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$25,393
Undistributed net investment income/(loss)*	35
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(9,703)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,485
Total Net Assets	$18,210
Net Assets – Service Shares	$18,210
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,896
Net Asset Value Per Share	$9.60

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Statement of Operations

Janus Aspen
INTECH
Risk-Managed
For the fiscal year ended December 31, 2009	Core
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	491
Dividends from affiliates	–
Total Investment Income	491
Expenses:
Advisory fees	80
Transfer agent fees and expenses	3
Registration fees	1
Custodian fees	31
Non-interested Trustees’ fees and expenses	2
Audit fees	46
Legal fees	14
Systems fees	30
Administrative service fees – Service Shares	20
Distribution fees and shareholder servicing fees – Service Shares	49
Other expenses	12
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	288
Expense and Fee Offset	–
Net Expenses	288
Less: Excess Expense Reimbursement	(3)
Net Expenses after Expense Reimbursement	285
Net Investment Income/(Loss)	206
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(3,769)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,608
Net Gain/(Loss) on Investments	3,839
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,045

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	INTECH
	Risk-Managed
	Core
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$206	$220
Net realized gain/(loss) from investment and foreign currency transactions	(3,769)	(5,838)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	7,608	(7,066)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,045	(12,684)
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(217)	(193)
Net realized gain/(loss) from investment transactions*
Service Shares	–	(1,602)
Net (Decrease) from Dividends and Distributions	(217)	(1,795)
Capital Share Transactions:
Shares sold
Service Shares	3,704	21,175
Reinvested dividends and distributions
Service Shares	217	1,795
Shares repurchased
Service Shares	(11,298)	(18,772)
Net Increase/(Decrease) from Capital Share Transactions	(7,377)	4,198
Net Increase/(Decrease) in Net Assets	(3,549)	(10,281)
Net Assets:
Beginning of period	21,759	32,040
End of period	$18,210	$21,759

Undistributed net investment income/(loss)*	$35	$46

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

14 | DECEMBER 31, 2009

Financial Highlights

Service Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen INTECH Risk-Managed Core Portfolio
	2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$7.92	$13.29	$12.71	$12.47	$13.60
Income from Investment Operations:
Net investment income/(loss)	.10	.08	.06	.02	.04
Net gain/(loss) on investments (both realized and unrealized)	1.68	(4.70)	.71	1.33	1.22
Total from Investment Operations	1.78	(4.62)	.77	1.35	1.26
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)	(.06)	(.02)	(.04)
Distributions (from capital gains)*	–	(.67)	(.13)	(1.09)	(2.35)
Total Distributions	(.10)	(.75)	(.19)	(1.11)	(2.39)
Net Asset Value, End of Period	$9.60	$7.92	$13.29	$12.71	$12.47
Total Return	22.55%	(36.24)%	6.05%	10.77%	10.92%
Net Assets, End of Period (in thousands)	$18,210	$21,759	$32,040	$16,721	$19,754
Average Net Assets for the Period (in thousands)	$19,599	$28,507	$22,388	$18,260	$19,174
Ratio of Gross Expenses to Average Net Assets(2)	1.45%	1.45%	1.45%	1.45%	1.35%
Ratio of Net Expenses to Average Net Assets(2)	1.45%	1.45%	1.45%	1.45%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.05%	0.79%	0.61%	0.17%	0.42%
Portfolio Turnover Rate	116%	128%	101%	141%	109%

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH Risk-Managed Core Portfolio
Common Stock	$18,332,393	$–	$–
Money Market	–	63,000	–

Total Investments in Securities	$18,332,393	$63,000	$–

16 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH Risk-Managed Core Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Financial Highlights have been reclassified to conform with current year presentation.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

Janus Aspen Series | 17

Notes to Financial Statements (continued)

estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3

18 | DECEMBER 31, 2009

Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A Europeanstyle option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable),

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value

20 | DECEMBER 31, 2009

amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Portfolio during the fiscal year ended December 31, 2009.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts

Janus Aspen Series | 21

Notes to Financial Statements (continued)

to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily
	Net Assets	Base Fee Rate
Portfolio	of the Portfolio	(%) (annual rate)

Janus Aspen INTECH Risk-Managed Core Portfolio	N/A	0.50

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the previous table. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen INTECH Risk-Managed Core Portfolio	S&P 500® Index

Only the base fee rate applied until January 2007 for the Portfolio, at which time the calculation of the performance adjustment applied as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s

22 | DECEMBER 31, 2009

fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2009, the Portfolio recorded a negative Performance Adjustment of $17,712.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital owns approximately 92% of INTECH.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the

Janus Aspen Series | 23

Notes to Financial Statements (continued)

annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen INTECH Risk-Managed Core Portfolio
Janus Cash Liquidity Fund LLC	$4,614,195	$4,552,195	$286	$63,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and

24 | DECEMBER 31, 2009

(3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen INTECH Risk-Managed Core Portfolio	$35,384	$–	$(9,433,067)	$–	$(491)	$2,215,617

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,
Portfolio	2016	2017	Accumulated Capital Losses

Janus Aspen INTECH Risk-Managed Core Portfolio	$(2,644,826)	$(6,788,241)	$(9,433,067)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen INTECH Risk-Managed Core Portfolio	$16,179,776	$2,523,008	$(307,391)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH Risk-Managed Core Portfolio	$217,667	$–	$–	$–

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH Risk-Managed Core Portfolio	$196,149	$1,598,789	$–	$–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers

Janus Aspen Series | 25

Notes to Financial Statements (continued)

(reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen INTECH
Portfolio	Risk-Managed Core Portfolio

Service Shares
2009(1)	1.47%
2008(1)	1.71%
2007(1)	1.76%
2006(1)	1.86%
2005(1)	1.35%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Service Shares
Shares sold	465	1,824
Reinvested dividends and distributions	25	167
Shares repurchased	(1,341)	(1,655)
Net Increase/(Decrease) in Portfolio Shares	(851)	336
Shares Outstanding, Beginning of Period	2,747	2,411
Shares Outstanding, End of Period	1,896	2,747

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH Risk-Managed Core Portfolio	$22,543,866	$29,673,502	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the

26 | DECEMBER 31, 2009

Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

On December 11, 2009, the Board of Trustees of Janus Aspen Series approved a plan to liquidate and terminate the Portfolio. Effective April 28, 2010, the Portfolio will no longer be offered for sale and will be liquidated on or about April 30, 2010.

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen INTECH Risk-Managed Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH Risk-Managed Core Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

28 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

30 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

32 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34 | DECEMBER 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen INTECH Risk-Managed Core Portfolio	100%

Janus Aspen Series | 35

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

36 | DECEMBER 31, 2009

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

38 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81121 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Janus Portfolio
(formerly named Janus Aspen Large Cap Growth Portfolio)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Explanations of Charts, Tables and Financial Statements	33
Designation Requirements	36
Trustees and Officers	37

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large cap growth portfolio. We look for durable franchises with consistent free cash flow growth, high and improving returns, diversified revenue streams and properly incentivized management teams.
Jonathan Coleman lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Review

For the 12-month period ended December 31, 2009, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 36.35% and 36.01%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 37.21% and its secondary benchmark, the S&P 500® Index, returned 26.46%.

Economic Overview

Equity markets began the year in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the rest of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher. For the year, growth-style indices also outperformed value indices, as information technology was easily the best performing sector within the Russell 1000® Growth Index followed distantly by materials. Consumer staples and utilities were relative laggards. Commodities were strongly higher during the year led by industrial metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

Detractors from Relative Performance

Managed care company UnitedHealth Group, Inc. was negatively impacted by the health care debate that hurt the entire group. While we think the company can add a lot of value in a world of more consumer directed health care, we trimmed our position throughout the year and continue to monitor the legislative developments.

Casino owner MGM Mirage was negatively impacted by its leveraged balance sheet during a time of tight credit and declining fundamentals in the gaming industry. We exited our position in the first quarter of 2009 as weakening conditions in Las Vegas and balance sheet concerns led us to re-consider our investment thesis.

The difficult credit environment also provided a negative backdrop for AES Corp. earlier in the year. During the period, investors generally shied away from companies with leverage on their balance sheet. While this electric utility company has historically earned returns above its cost of capital, we decided to exit the position in favor of opportunities with better risk/reward profiles.

Contributors to Relative Performance

Anheuser-Busch InBev N.V., the world’s largest brewer, continued to de-lever its balance sheet and benefit from a number of operational efficiencies and market share gains. The stock has been a strong performer for the Portfolio and we continue to like the company’s long term prospects and strong brands. However, we have trimmed our number of shares significantly to manage the exposure.

Apple, Inc. remained a top performer for the Portfolio, as the company continues to gain share in the PC space and remains a key player in the smart phone market with its iPhone. The product cycle has been robust and customers seem to be centering much of their digital lives on Apple products. We like the company’s durable franchise, long-term growth prospects and multiple ways to win in various economic environments.

Wireless tower company Crown Castle International Corp. continued its strong performance late in the period. We believe Crown Castle will continue to benefit from wireless carriers’ need to improve their networks given the demand generated by the data usage of smart phones. We like its relatively stable and historically predictable cash flows and its strong position in a market characterized by high barriers to entry.

2 | DECEMBER 31, 2009

(unaudited)

Outlook

The market’s continued strength during the latter part of 2009 was largely fueled by improving economic conditions and generally better-than-expected corporate earnings reports. Despite many indices closing near the highs of the year, the sustainability of this rally, the U.S. economic recovery, and the improving corporate earnings picture remain uncertain. While we do not invest based on a macroeconomic forecast, there are a number of factors we are watching that could provide clues to the pace of future economic growth. We think the continued healing and overall health of the financial system remain critical given the implications this has for credit availability and business and consumer spending. The Federal Reserve’s (Fed) eventual move away from quantitative easing and ultra loose monetary policy, as well as the ballooning fiscal budget deficit and rising sovereign debt represent structural challenges for economic growth and inflation. We think the Fed has a difficult task in determining when to unwind its support for the housing market and the financial system without spurring an increase in inflation or negatively impacting economic growth.

Given this uncertainty, we are focusing on investments we think can do well over the long term regardless of the economic environment. These include companies we believe will grow with or outgrow their end markets through organic market share gains or by acquiring weaker franchises. While the Portfolio is not immune to adverse economic conditions, we think focusing on investments we believe have multiple ways to win over the longer term, will help us successfully navigate this uncertain period.

(Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	5.65%
Apple, Inc.	4.33%
Crown Castle International Corp.	3.01%
Marvell Technology Group, Ltd.	1.91%
EOG Resources, Inc.	1.71%

5 Bottom Performers – Holdings

Contribution

UnitedHealth Group, Inc.	–0.57%
MGM Mirage	–0.45%
AES Corp.	–0.44%
Gilead Sciences, Inc.	–0.35%
Wells Fargo & Co.	–0.31%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	17.47%	29.80%	31.24%
Consumer Staples	7.90%	15.73%	14.91%
Energy	4.18%	9.82%	6.32%
Telecommunication Services	3.01%	3.12%	0.67%
Industrials	3.00%	9.90%	11.28%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Utilities	–0.55%	1.55%	1.41%
Health Care	0.75%	13.81%	15.69%
Materials	1.13%	4.11%	3.96%
Consumer Discretionary	1.23%	3.96%	10.20%
Financials	2.57%	8.21%	4.33%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Anheuser-Busch InBev N.V. Brewery	5.1%
Crown Castle International Corp. Wireless Equipment	4.2%
Apple, Inc. Computers	4.0%
International Business Machines Corp. Computers	3.5%
Cisco Systems, Inc. Networking Products	3.5%

20.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 3.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

4 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	36.35%	1.90%	–3.30%	6.55%	0.67%

Janus Aspen Janus Portfolio – Service Shares	36.01%	1.65%	–3.54%	6.25%	0.92%

Russell 1000® Growth Index	37.21%	1.63%	–3.99%	6.75%

S&P 500® Index	26.46%	0.42%	–0.95%	7.58%

Lipper Quartile – Institutional Shares	3rd	2nd	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	131/228	63/191	51/85	16/28

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of May 1, 2009, Janus Aspen Large Cap Growth Portfolio changed its name to Janus Aspen Janus Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,237.90	$3.78

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,236.40	$5.19

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 | DECEMBER 31, 2009

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 95.0%
Aerospace and Defense – 0.4%
198,450	Northrop Grumman Corp.	$11,083,433
Aerospace and Defense – Equipment – 0.5%
166,430	United Technologies Corp.	11,551,906
Agricultural Chemicals – 1.4%
133,330	Monsanto Co.	10,899,728
220,720	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	23,948,120
		34,847,848
Applications Software – 1.4%
1,114,875	Microsoft Corp.	33,992,539
Athletic Footwear – 0.6%
270,531	Adidas A.G.**	14,617,089
Beverages – Non-Alcoholic – 1.1%
463,940	Coca-Cola Co.	26,444,580
Beverages – Wine and Spirits – 0.6%
911,360	Diageo PLC**	15,887,594
Brewery – 5.1%
2,443,922	Anheuser-Busch InBev N.V.**	126,355,230
2,113,456	Anheuser-Busch InBev N.V. – VVPR Strip*,**	15,141
		126,370,371
Casino Hotels – 0.8%
2,715,114	Crown, Ltd.**	19,457,399
Commercial Banks – 0.7%
929,628	ICICI Bank, Ltd.	17,336,370
Computers – 8.1%
467,227	Apple, Inc.*	98,519,484
672,790	International Business Machines Corp.	88,068,211
225,881	Research In Motion, Ltd. (U.S. Shares)*	15,256,003
		201,843,698
Consumer Products – Miscellaneous – 0.4%
150,660	Kimberly-Clark Corp.	9,598,549
Cosmetics and Toiletries – 1.3%
407,180	Colgate-Palmolive Co.	33,449,837
Diversified Banking Institutions – 3.6%
522,959	Bank of America Corp.	7,875,763
260,455	Goldman Sachs Group, Inc.	43,975,222
890,655	JPMorgan Chase & Co.	37,113,594
		88,964,579
Diversified Operations – 3.5%
487,455	Danaher Corp.	36,656,616
273,895	Illinois Tool Works, Inc.	13,144,221
1,009,315	Tyco International, Ltd. (U.S. Shares)**	36,012,359
		85,813,196
E-Commerce/Services – 1.6%
1,670,175	eBay, Inc.*	39,315,920
Electric Products – Miscellaneous – 0.9%
502,640	Emerson Electric Co.	21,412,464
Electronic Components – Semiconductors – 0.6%
585,986	Texas Instruments, Inc.	15,270,795
Electronic Connectors – 1.0%
532,530	Amphenol Corp. – Class A	24,592,235
Enterprise Software/Services – 2.6%
2,663,440	Oracle Corp.	65,360,818
Food – Retail – 2.0%
7,343,356	Tesco PLC**	50,435,938
Forestry – 0.8%
468,990	Weyerhaeuser Co.	20,232,229
Gold Mining – 0.8%
142,610	Agnico-Eagle Mines, Ltd. (U.S. Shares)	7,700,940
264,705	Newmont Mining Corp.	12,523,194
		20,224,134
Independent Power Producer – 0.7%
730,883	NRG Energy, Inc.*	17,256,148
Industrial Gases – 1.3%
398,145	Praxair, Inc.	31,975,025
Internet Security – 0.8%
1,079,535	Symantec Corp.*	19,312,881
Investment Management and Advisory Services – 1.2%
548,510	T. Rowe Price Group, Inc.	29,208,158
Medical – Biomedical and Genetic – 4.4%
1,275,626	Celgene Corp.*	71,026,855
873,245	Gilead Sciences, Inc.*	37,794,044
		108,820,899
Medical – Drugs – 2.4%
863,105	Bristol-Myers Squibb Co.	21,793,401
217,683	Roche Holding A.G.**	37,065,439
		58,858,840
Medical – HMO – 0.6%
469,311	UnitedHealth Group, Inc.**	14,304,599
Medical Instruments – 0.6%
401,609	St. Jude Medical, Inc.*	14,771,179
Medical Products – 3.4%
449,650	Baxter International, Inc.	26,385,462
1,213,475	Covidien PLC (U.S. Shares)**	58,113,318
		84,498,780
Metal Processors and Fabricators – 1.5%
330,890	Precision Castparts Corp.	36,513,712
Multi-Line Insurance – 0.9%
466,340	ACE, Ltd. (U.S. Shares)**	23,503,536
Networking Products – 3.5%
3,677,202	Cisco Systems, Inc.*	88,032,216
Oil Companies – Exploration and Production – 7.4%
164,875	Apache Corp.	17,010,154
784,680	EOG Resources, Inc.	76,349,363
947,705	Occidental Petroleum Corp.	77,095,801
307,035	XTO Energy, Inc.	14,286,339
		184,741,657
Oil Companies – Integrated – 1.6%
956,415	Petroleo Brasileiro S.A. (U.S. Shares)	40,542,432
Reinsurance – 1.1%
8,311	Berkshire Hathaway, Inc. – Class B*	27,309,946
Retail – Building Products – 1.4%
1,205,535	Home Depot, Inc.	34,876,128
Retail – Drug Store – 1.7%
1,281,311	CVS Caremark Corp.**	41,271,027

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Retail – Restaurants – 0.5%
203,687	McDonald’s Corp.	$12,718,216
Semiconductor Components/Integrated Circuits – 2.8%
2,217,915	Marvell Technology Group, Ltd.	46,021,736
11,660,942	Taiwan Semiconductor Manufacturing Co., Ltd.	23,416,738
		69,438,474
Semiconductor Equipment – 1.5%
1,035,311	KLA-Tencor Corp.	37,436,846
Soap and Cleaning Preparations – 0.8%
376,553	Reckitt Benckiser Group PLC**	20,393,190
Telecommunication Equipment – 0%
1,184	Nortel Networks Corp. (U.S. Shares)*	27
Telecommunication Equipment – Fiber Optics – 0.8%
1,033,135	Corning, Inc.	19,949,837
Television – 0.9%
1,622,790	CBS Corp. – Class B	22,800,200
Tobacco – 0.4%
559,020	Altria Group, Inc.	10,973,563
Transportation – Railroad – 1.4%
637,805	Canadian National Railway Co. (U.S. Shares)	34,671,080
Transportation – Services – 2.0%
266,925	C.H. Robinson Worldwide, Inc.	15,676,505
552,230	Expeditors International of Washington, Inc.	19,178,948
272,235	United Parcel Service, Inc. – Class B	15,618,122
		50,473,575
Web Portals/Internet Service Providers – 3.3%
86,540	Google, Inc. – Class A*	53,653,070
1,755,157	Yahoo!, Inc.*	29,451,534
		83,104,604
Wireless Equipment – 6.3%
2,653,135	Crown Castle International Corp.*	103,578,390
1,414,690	Motorola, Inc.*	10,977,994
918,470	QUALCOMM, Inc.	42,488,422
		157,044,806

Total Common Stock (cost $1,919,374,338)		2,362,905,102

Preferred Stock – 0.4%
Diversified Banking Institutions – 0.4%
624,175	Bank of America, Corp., 10.0000% (cost $9,362,625)	9,312,691

Money Market – 4.9%
122,868,782	Janus Cash Liquidity Fund LLC, 0% (cost $122,868,782)	122,868,782

Total Investments (total cost $2,051,605,745) – 100.3%		2,495,086,575

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(6,270,352)

Net Assets – 100%		$2,488,816,223

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$19,457,399	0.8%
Belgium	126,370,372	5.1%
Bermuda	46,021,736	1.8%
Brazil	40,542,432	1.6%
Canada	81,576,170	3.3%
Germany	14,617,089	0.6%
India	17,336,370	0.7%
Ireland	58,113,318	2.3%
Switzerland	96,581,334	3.9%
Taiwan	23,416,738	0.9%
United Kingdom	86,716,722	3.5%
United States††	1,884,336,895	75.5%

Total	$2,495,086,575	100.0%

††	Includes Cash Equivalents (70.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 1/14/10	2,675,000	$2,402,556	$41,859
Australian Dollar 1/21/10	9,590,000	8,606,184	275,958
Australian Dollar 2/4/10	2,540,000	2,275,762	20,169
British Pound 1/14/10	6,400,000	10,332,802	203,397
British Pound 1/21/10	8,625,000	13,924,425	561,349
British Pound 2/4/10	18,400,000	29,702,674	259,335
Euro 1/14/10	35,850,000	51,429,555	2,468,536
Euro 1/21/10	17,700,000	25,391,715	1,119,700
Euro 2/4/10	11,700,000	16,783,930	476,378
Swiss Franc 1/21/10	19,000,000	18,386,978	134,880

Total		$179,236,581	$5,561,561

Schedule of Written Options – Calls	Value

UnitedHealth Group, Inc. expires January 2010 2,346 contracts exercise price $34.00 (Premiums received $115,587)	$(13,466)

See Notes to Schedule of Investments and Financial Statements.

8 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2009	Janus
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$2,051,606
Unaffiliated investments at value	$2,372,218
Affiliated money market investments	122,869
Receivables:
Investments sold	11,767
Portfolio shares sold	111
Dividends	2,056
Non-interested Trustees’ deferred compensation	61
Forward currency contracts	5,562
Other assets	191
Total Assets	2,514,835
Liabilities:
Payables:
Options written, at value(2)	13
Due to custodian	130
Investments purchased	22,144
Portfolio shares repurchased	1,486
Advisory fees	1,328
Transfer agent fees and expenses	1
Distribution fees and shareholder servicing fees – Service Shares	426
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	61
Foreign tax liability	344
Accrued expenses and other payables	83
Total Liabilities	26,019
Net Assets	$2,488,816
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,698,715
Undistributed net investment income/(loss)*	735
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(659,437)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	448,803
Total Net Assets	$2,488,816
Net Assets – Institutional Shares	$441,921
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,623
Net Asset Value Per Share	$21.43
Net Assets – Service Shares	$2,046,895
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	96,975
Net Asset Value Per Share	$21.11

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.
(2)	Includes premiums of $115,587 on written options.
(3)	Net of foreign taxes on investments of $344,141.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2009	Janus
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$491
Dividends	23,924
Dividends from affiliates	357
Foreign tax withheld	(954)
Total Investment Income	23,818
Expenses:
Advisory fees	12,199
Transfer agent fees and expenses	5
Registration fees	31
Custodian fees	70
Audit fees	45
Non-interested Trustees’ fees and expenses	56
Distribution fees and shareholder servicing fees – Service Shares	3,822
Other expenses	486
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	16,714
Expense and Fee Offset	(1)
Net Expenses	16,713
Net Investment Income/(Loss)	7,105
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(270,835)
Net realized gain/(loss) from options contracts	4,911
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations, options contracts
and non-interested Trustees’ deferred compensation(2)	886,824
Net Gain/(Loss) on Investments	620,900
Net Increase/(Decrease) in Net Assets Resulting from Operations	$628,005

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.
(2)	Net of foreign taxes on investments of $344,141.

See Notes to Financial Statements.

10 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Janus
For the fiscal year ended December 31	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$7,105	$12,153
Net realized gain/(loss) from investment and foreign currency transactions	(270,835)	(215,836)
Net realized gain/(loss) from options contracts	4,911	(2,112)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations, options
contracts and non-interested Trustees’ deferred compensation	886,824	(646,954)
Net Increase/(Decrease) in Net Assets Resulting from Operations	628,005	(852,749)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(2,061)	(3,843)
Service Shares	(5,830)	(7,989)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	(7,891)	(11,832)
Capital Share Transactions:
Shares sold
Institutional Shares	23,365	18,981
Service Shares	500,512	660,611
Reinvested dividends and distributions
Institutional Shares	2,061	3,843
Service Shares	5,830	7,989
Shares repurchased
Institutional Shares	(55,027)	(96,241)
Service Shares	(113,326)	(114,289)
Net Increase/(Decrease) from Capital Share Transactions	363,415	480,894
Net Increase/(Decrease) in Net Assets	983,529	(383,687)
Net Assets:
Beginning of period	1,505,287	1,888,974
End of period	$2,488,816	$1,505,287

Undistributed net investment income/(loss)*	$735	$1,465

*	See Note 5 in Notes to Financial Statements
(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Janus Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$15.81	$26.43	$23.12	$20.86	$20.08
Income from Investment Operations:
Net investment income/(loss)	.12	.22	.24	.12	.09
Net gain/(loss) on investments (both realized and unrealized)	5.60	(10.68)	3.25	2.25	.76
Total from Investment Operations	5.72	(10.46)	3.49	2.37	.85
Less Distributions:
Dividends (from net investment income)*	(.10)	(.16)	(.18)	(.11)	(.07)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.10)	(.16)	(.18)	(.11)	(.07)
Net Asset Value, End of Period	$21.43	$15.81	$26.43	$23.12	$20.86
Total Return	36.26%	(39.70)%	15.14%	11.38%	4.23%
Net Assets, End of Period (in thousands)	$441,921	$353,051	$677,593	$677,289	$730,374
Average Net Assets for the Period (in thousands)	$380,924	$525,042	$686,441	$693,731	$857,660
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.68%	0.66%	0.66%	0.69%	0.66%
Ratio of Net Expenses to Average Net Assets(3)	0.68%	0.66%	0.66%	0.69%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.59%	0.87%	0.89%	0.49%	0.31%
Portfolio Turnover Rate	56%	69%	78%	54%	87%

Service Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Janus Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$15.59	$26.08	$22.84	$20.62	$19.85
Income from Investment Operations:
Net investment income/(loss)	.07	.14	.32	.02	(.02)
Net gain/(loss) on investments (both realized and unrealized)	5.52	(10.50)	3.07	2.26	.82
Total from Investment Operations	5.59	(10.36)	3.39	2.28	.80
Less Distributions:
Dividends (from net investment income)*	(.07)	(.13)	(.15)	(.06)	(.03)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.07)	(.13)	(.15)	(.06)	(.03)
Net Asset Value, End of Period	$21.11	$15.59	$26.08	$22.84	$20.62
Total Return	35.93%	(39.85)%	14.84%	11.08%	4.01%
Net Assets, End of Period (in thousands)	$2,046,895	$1,152,236	$1,211,381	$149,718	$157,041
Average Net Assets for the Period (in thousands)	$1,528,802	$1,251,357	$569,659	$148,875	$163,753
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.92%	0.91%	0.91%	0.94%	0.91%
Ratio of Net Expenses to Average Net Assets(3)	0.92%	0.91%	0.91%	0.94%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.32%	0.61%	0.58%	0.24%	0.06%
Portfolio Turnover Rate	56%	69%	78%	54%	87%

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio(1)
Common Stock
Athletic Footwear	$–	$14,617,089	$–
Beverages – Wine and Spirits	–	15,887,594	–
Brewery	–	126,370,371	–
Casino Hotels	–	19,457,399	–
Commercial Banks	–	17,336,370	–
Food – Retail	–	50,435,938	–
Medical – Drugs	21,793,401	37,065,439	–
Oil Companies – Integrated	–	40,542,432	–
Semiconductor Components/Integrated Circuits	46,021,736	23,416,738	–
Soap and Cleaning Preparations	–	20,393,190	–
All Other	1,929,567,405	–	–

Preferred Stock
Diversified Banking Institutions	–	9,312,691	–

Money Market	–	122,868,782	–

Total Investments in Securities	$1,997,382,542	$497,704,033	$–

Other Financial Instruments(a):	$–	$5,548,095	$–

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.
(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 13

Notes to Schedule of Investments (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio(1)	$425,917,092

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

14 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (formerly named Janus Aspen Large Cap Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

Janus Aspen Series | 15

Notes to Financial Statements (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

16 | DECEMBER 31, 2009

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all

Janus Aspen Series | 17

Notes to Financial Statements (continued)

OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

18 | DECEMBER 31, 2009

investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2009 as indicated in the table below:

Portfolio	Gain

Janus Aspen Janus Portfolio(1)	$5,502,243

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Written option activity for the fiscal year ended December 31, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio(1)
Options outstanding at December 31, 2008	36,079	$5,032,899
Options written	3,514	859,689
Options closed	(1,670)	(497,693)
Options expired	(34,409)	(4,535,206)
Options exercised	(1,168)	(744,102)

Options outstanding at December 31, 2009	2,346	$115,587

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio(1)
Options outstanding at December 31, 2008	39,147	$5,933,179
Options written	570	257,344
Options closed	(27,911)	(4,999,145)
Options expired	(570)	(257,344)
Options exercised	(11,236)	(934,034)

Options outstanding at December 31, 2009	–	$–

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to

20 | DECEMBER 31, 2009

allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts
Options	Unaffiliated investments at value	$–	Options written, at value	$13,466

Foreign Exchange Contracts	Forward currency contracts	5,561,561	Forward currency contracts	–

Total		$5,561,561		$13,466

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$4,910,952	$–	$4,910,952

Foreign Exchange Contracts	–	–	–	(9,151,614)	(9,151,614)

Total	$–	$–	$4,910,952	$(9,151,614)	$(4,240,662)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(8,729,881)	$–	$(8,729,881)

Foreign Exchange Contracts	–	–	–	6,901,766	6,901,766

Total	$–	$–	$(8,729,881)	$6,901,766	$(1,828,115)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or

22 | DECEMBER 31, 2009

more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other

Janus Aspen Series | 23

Notes to Financial Statements (continued)

securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Janus Portfolio(1)	All Asset Levels	0.64

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004.

24 | DECEMBER 31, 2009

Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Janus Portfolio(1)
Janus Cash Liquidity Fund LLC	$825,062,821	$702,396,039	$231,495	$122,868,782
Janus Institutional Cash Management Fund – Institutional Shares(2)	117,756	47,133,174	91,807	–
Janus Institutional Money Market Fund – Institutional Shares(2)	59,206	25,265,787	34,266	–

	$825,239,783	$774,795,000	$357,568	$122,868,782

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.
(2)	Fund was liquidated April 30, 2009.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Janus Portfolio(1)	$835,343	$–	$(602,089,119)	$(15,254)	$20,239	$391,350,169

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2016	2017	Capital Losses

Janus Aspen Janus Portfolio(1)(2)	$(84,773,612)	$(84,773,612)	$(100,329,195)	$(332,212,700)	$(602,089,119)

(1)	Capital loss carryover is subject to annual limitations.
(2)	Formerly named Janus Aspen Large Cap Growth Portfolio.

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Janus Portfolio(1)	$378,164,191

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Janus Portfolio(1)	$2,103,392,265	$416,738,772	$(25,044,462)

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio(1)	$7,890,956	$–	$–	$–

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio(1)	$11,831,747	$–	$–	$–

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

26 | DECEMBER 31, 2009

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Janus Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,328	874
Reinvested dividends and distributions	112	185
Shares repurchased	(3,143)	(4,373)
Net Increase/(Decrease) in Portfolio Shares	(1,703)	(3,314)
Shares Outstanding, Beginning of Period	22,326	25,640
Shares Outstanding, End of Period	20,623	22,326
Transactions in Portfolio Shares – Service Shares
Shares sold	29,112	32,127
Reinvested dividends and distributions	325	395
Shares repurchased	(6,355)	(5,083)
Net Increase/(Decrease) in Portfolio Shares	23,082	27,439
Shares Outstanding, Beginning of Period	73,893	46,454
Shares Outstanding, End of Period	96,975	73,893

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio(1)	$1,388,062,264	$1,000,177,448	$–	$–

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a

Janus Aspen Series | 27

Notes to Financial Statements (continued)

writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Janus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Janus Portfolio (formerly Janus Aspen Large Cap Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

30 | DECEMBER 31, 2009

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

32 | DECEMBER 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

34 | DECEMBER 31, 2009

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 35

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Janus Portfolio(1)	100%

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

36 | DECEMBER 31, 2009

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

38 | DECEMBER 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2002-2007) for Enterprise Portfolio and Vice President (1998-2006) of Janus Capital.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	11/07-Present	Portfolio manager for other Janus accounts. Formerly, Analyst (2003-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81111 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Overseas Portfolio
(formerly named Janus Aspen International Growth Portfolio)

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics
and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	33
Additional Information	34
Explanations of Charts, Tables and Financial Statements	37
Designation Requirements	40
Trustees and Officers	41

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance Overview

Janus Aspen Overseas Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 79.56%, 79.07% and 79.07%, respectively, over the 12-month period ended December 31, 2009. The Portfolio’s primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. IndexSMreturned 41.45%, and its secondary benchmark, the MSCI EAFE® Index returned 31.78% during the period.

Economic Overview

I believe that the unprecedented response to the 2008 crisis by central banks and governments around the world prevented a disastrous meltdown in global financial markets and a possible global economic depression. Aggressive intervention by central banks to provide liquidity and to reduce interest rates, combined with huge government stimulus programs helped to stabilize market sentiment and to provide a base level of economic activity. As 2009 progressed, evidence increased of stabilization in the U.S. and European economies and of corporate revenues. However, despite a clear pickup of activity from the trough levels of late 2008 and early 2009, I believe most businesses still have only limited visibility into 2010, and the path back to sustained global economic growth remains uncertain. Concerns about the speed and magnitude of the inevitable withdrawal of central bank liquidity and government fiscal support compound the uncertainty. In addition, many Western countries face longer-term economic headwinds from the unwinding of the real-estate bubble, consumer deleveraging and high fiscal deficits.

Emerging countries, particularly China, stood out as beacons of strength in an otherwise bleak global economy. Globalization, urbanization, and infrastructure development remain powerful structural drivers of growth in these emerging economies. Also, the banks and financial systems in China, India, Brazil, and other key emerging markets generally suffered far less damage than the U.S. and Europe during the 2008 crisis. China’s massive government stimulus program appears to be successfully underpinning strong growth in that economy.

The short- and long-term health of the U.S. economy is critical to the economies of all other major countries and to global stock markets. Although I am concerned about the cyclical and structural headwinds facing the U.S., I am not convinced that we are doomed to an era of extremely low growth. The U.S. remains the most dynamic and flexible large economy in the world and has historically shown an ability to reinvent its economy. Furthermore, China and other emerging markets have become a much larger part of the global economy, and for the first time, emerging markets have the size to become a key driver of U.S. and global growth.

Portfolio Positioning

In the midst of the 2008 financial crisis and in the early months of 2009, when the world’s financial markets and economies were under great stress, I sharply concentrated the portfolio into our highest conviction ideas. I initiated or added to positions in companies such as Hong Kong-based Li & Fung, the global leader in sourcing for retailers; India-based Reliance Industries, an energy and petrochemicals conglomerate and India’s largest private sector company; Canada-based Potash Corporation of Saskatchewan, the global leader in fertilizer; and Brazil-based Petroleo Brasileiro SA (Petrobras), one of the world’s fastest growing major oil companies. I believed these companies had very strong franchises and would outperform their peers in the difficult economic environment. With the stocks down sharply in the market collapse, they offered what I considered compelling valuations. As the global outlook improved during 2009, many of these stocks rallied, and I cut position sizes based on valuation. I reallocated the proceeds into a number of “special situations” ideas. During the period, the Portfolio made meaningful investments in stocks such as airline companies Delta Air Lines, Continental Airlines, and Deutsche Lufthansa AG, auto companies Ford Motor Company and Daimler AG, and refining company Valero Energy. In these industries, the current environment is

2 | DECEMBER 31, 2009

(unaudited)

challenging and longer-term growth opportunities may be limited. However, we believed that the franchises were under-appreciated by the market, structural changes such as capacity reductions offered the potential for higher medium-term profitability, and the stocks were trading at very low valuations.

As I cut positions in a number of stocks that rose with the market rebound, the Portfolio’s emerging market weighting fell. The Portfolio’s weighting in U.S.-based companies rose due to the increased investments in the stocks I described as special situations. Nevertheless, emerging market stocks remain a very important part of Janus Aspen Overseas Portfolio. I expect economic growth in China, India, Brazil and other key emerging markets to significantly outpace the U.S. and Western countries for many years. In an environment of rapidly expanding economies, I believe that emerging markets will continue to offer some of the most exciting opportunities for investment in great growth companies.

Our exposure to U.S.-based companies increased during the period. Although within the guidelines of the Portfolio, these positions warrant discussion. Janus Aspen Overseas Portfolio is opportunistic and has often had some investments in special situations companies and in the U.S. In the aftermath of the global meltdown, I found a much greater number of special situations opportunities and many of them happened to be U.S.-based companies.

Contributors to Performance

Li & Fung, the Portfolio’s largest position, was the largest contributor to performance during the period. Analyst Andy Tam’s superb in-depth research on the company and the logistics outsourcing industry gave us the conviction to hold a very significant position in Li & Fung through the crisis. Li & Fung’s competitive advantages from its scale, huge network of supplier relationships, strong balance sheet, and ability to cut costs proved critical during the economic downturn, and the stock rose with the market rebound.

Reliance Industries, the India-based energy and petrochemicals conglomerate, rebounded during the year. The stock had fallen previously due to project delays, concerns about refining and petrochemical margins, and severe declines in Indian equity markets in 2008. The scale and complexity of the company’s refineries could result in significantly better-than-industry average refining margins in my view. I also believe that the company’s offshore oil and gas fields offer potentially significant increases in oil and gas reserves and production growth. A solid balance sheet at period end in my view and significant cash flow growth potential from the new projects could put the company in a strong financial position.

Ford was also a key contributor. By addressing its financial troubles earlier than General Motors and Chrysler, the U.S. auto maker is well positioned to capture market share in the U.S. in my opinion. Additionally, the company’s products are selling well, while its cost controls and spin-offs have improved margins.

Currency added to the Portfolio’s absolute performance but hurt the performance relative to its primary benchmark, the MSCI All-Country World ex-U.S IndexSM, as the dollar depreciated versus most global currencies. In the midst of the financial crisis, the dollar generally rose due to its safe haven status. However, as the crisis eased and risk tolerance rose again, the dollar fell against most major currencies. The Portfolio was underweight some currencies that outperformed such as the euro, Australian dollar, and Japanese yen. It was also overweight some currencies that underperformed such as the Chinese renminbi, Hong Kong dollar and Indian rupee. The Portfolio was partially hedged for its exposure to the euro. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Detractors from Performance

Arcandor, the German retail and travel conglomerate, was a significant detractor during the period. The difficult economic environment hurt sales and cash flow generation in the company’s department store and mail order businesses. In an extremely restrictive credit environment, Arcandor found itself unable to rollover funding necessary to run its businesses. When the German government rejected Arcandor’s request for state aid, the company filed for insolvency. We initially purchased Arcandor stock believing that the company could benefit from restructuring opportunities in its industries. In hindsight, this was a mistake, especially following the onset of the credit crisis and global recession. After the company filed for insolvency, we sold all of our remaining position.

U.S.-based SunPower Corp, a leading manufacturer of solar cells, was the second largest detractor. The business environment for solar cells has been difficult since the crisis. Lower natural gas and oil prices have made alternative energy relatively less attractive, and more importantly, the availability of financing for solar cell buyers has grown much tighter. Despite near-term weakness, I continue to believe that over the next decade, solar power will be a key growth industry for

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

environmental and energy security reasons, and SunPower should benefit from its competitive advantages in solar-cell technology and distribution.

We initiated a position in British Airways, another detractor, during the third quarter on my view that the airline is well positioned in its key markets to benefit when passenger traffic returns to more normal levels.

Outlook

Global stock markets often experience significant volatility. However, the recent collapse and subsequent partial rebound of global equities has been extreme. During difficult times, the conviction to hold onto existing positions or to buy new ones is critical. My conviction comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year, meeting with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

Although the performance of the markets and the Portfolio was positive over the past 12 months, the future performance of the Portfolio could be considerably worse or perhaps negative. I certainly do not envision another period like the 2008 crisis, but I also recognize the futility of attempting to predict short-term market trends.

Despite volatile markets and a relatively bleak near-term picture for the global economy, I remain optimistic about the long-term. I am excited about the prospects for our companies to improve their competitive positions and to grow revenues and profits. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	8.55%
Reliance Industries, Ltd.	4.39%
Ford Motor Co.	4.38%
Petroleo Brasileiro S.A. (ADR)	4.06%
Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	3.49%

5 Bottom Performers – Holdings

Contribution

Arcandor A.G.	–0.74%
SunPower Corp. – Class A	–0.67%
British Airways PLC	–0.58%
Genzyme Corp.	–0.39%
Nintendo Co., Ltd.	–0.30%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	27.72%	22.75%	8.54%
Financials	17.59%	25.84%	24.59%
Energy	11.34%	14.52%	11.40%
Information Technology	10.53%	15.09%	6.56%
Industrials	6.79%	8.47%	10.12%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Telecommunication Services	–0.28%	1.05%	6.93%
Utilities	0.40%	0.20%	5.57%
Health Care	1.28%	3.15%	6.86%
Materials	2.70%	4.34%	10.86%
Consumer Staples	5.66%	4.61%	8.59%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Li & Fung, Ltd. Distribution/Wholesale	7.0%
Reliance Industries, Ltd. Oil Refining and Marketing	4.9%
Ford Motor Co. Automotive – Cars and Light Trucks	4.8%
Delta Air Lines, Inc. Airlines	4.1%
CapitaLand, Ltd. Real Estate Operating/Development	3.5%

24.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 21.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	79.56%	16.50%	5.16%	12.97%	0.69%

Janus Aspen Overseas Portfolio – Service Shares	79.07%	16.20%	4.90%	12.87%	0.94%

Janus Aspen Overseas Portfolio – Service II Shares	79.07%	16.25%	4.95%	12.91%	0.94%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	41.45%	5.83%	2.71%	N/A**

Morgan Stanley Capital International EAFE® Index	31.78%	3.54%	1.17%	4.70%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	1/274	1/195	7/99	1/36

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6 | DECEMBER 31, 2009

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 7.2% and 11.7%, respectively, of its assets in Brazilian and Indian securities as of December 31, 2009 and the Portfolio may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of May 1, 2009, Janus Aspen International Growth Portfolio changed its name to Janus Aspen Overseas Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Portfolio’s inception date.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,255.90	$3.87

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,254.00	$5.28

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,254.20	$5.28

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares, 0.93% for Service Shares and 0.93% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2009

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 98.3%
Agricultural Chemicals – 2.5%
504,848	Potash Corporation of Saskatchewan, Inc.	$55,099,287
34,470	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,739,995
		58,839,282
Agricultural Operations – 2.3%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.	49,432,257
4,482,025	China Green Holdings, Ltd.	4,236,490
		53,668,747
Airlines – 9.2%
9,208,103	British Airways PLC*	27,459,579
2,709,965	Continental Airlines, Inc. – Class B*	48,562,573
8,346,755	Delta Air Lines, Inc.*	94,986,071
1,272,871	Deutsche Lufthansa A.G.**	21,385,210
1,623,430	UAL Corp.*	20,958,481
		213,351,914
Automotive – Cars and Light Trucks – 5.6%
342,296	Daimler A.G.**	18,301,201
11,200,310	Ford Motor Co.*	112,003,100
		130,304,301
Automotive – Truck Parts and Equipment – Original – 0.4%
246,538	Valeo S.A.*,**	8,578,518
Building – Residential and Commercial – 1.5%
4,314,300	MRV Engenharia e Participacoes S.A.	34,401,999
Casino Hotels – 1.3%
4,065,334	Crown, Ltd.	29,133,519
Commercial Banks – 1.5%
7,815,169	Anglo Irish Bank Corp., Ltd.*,**,°	11
8,216,400	Banco de Oro Unibank, Inc.	6,917,752
166,780	Banco de Oro Unibank, Inc. (GDR) (144A)	2,807,789
1,236,547	Punjab National Bank, Ltd.	23,964,283
		33,689,835
Commercial Banks – Non-U.S. – 1.2%
553,560	State Bank of India, Ltd.	26,818,470
Computers – 1.4%
486,630	Research In Motion, Ltd. (U.S. Shares)*	32,866,990
Distribution/Wholesale – 7.0%
39,818,970	Li & Fung, Ltd.	163,865,687
Diversified Banking Institutions – 3.7%
4,570,300	Bank of America Corp.	68,828,718
493,097	Julius Baer Group, Ltd.	17,237,526
		86,066,244
Diversified Operations – 1.5%
1,324,985	MAX India, Ltd.*	6,268,847
22,233,465	Melco International Development, Ltd.*	10,169,503
253,186	Orascom Development Holding A.G.*	17,794,261
		34,232,611
Diversified Operations/Commercial Services – 0.6%
9,025,904	John Keells Holdings PLC	13,524,009
Electronic Components – Semiconductors – 3.1%
25,144,371	ARM Holdings PLC	71,873,156
Electronic Connectors – 1.9%
429,100	Hirose Electric Co., Ltd.**	44,750,915
Finance – Investment Bankers/Brokers – 0.3%
1,076,800	Nomura Holdings, Inc.**	7,940,242
Finance – Mortgage Loan Banker – 0.5%
213,827	Housing Development Finance Corp.	12,269,125
Finance – Other Services – 0.9%
3,385,643	IG Group Holdings PLC	20,600,595
Food – Catering – 0%
5,684,000	FU JI Food & Catering Services Holdings, Ltd.*, mu ,°°	0
Gambling – Non-Hotel – 0.1%
62,581,453	Amax Entertainment Holdings, Ltd.*	1,569,597
Hotels and Motels – 2.9%
4,032,700	Kingdom Hotel Investments (GDR)	14,114,450
28,743,835	Shangri-La Asia, Ltd.	53,762,137
		67,876,587
Insurance Brokers – 0%
429,254	Eurodekania, Ltd. – Private Placement (U.S. Shares)°° ,§	400,274
Investment Management and Advisory Services – 0.5%
2,365,300	BlueBay Asset Management PLC	11,610,768
Life and Health Insurance – 0.6%
1,320,091	Prudential PLC	13,442,815
Medical – Biomedical and Genetic – 3.2%
862,530	Celgene Corp.*	48,025,671
551,935	Genzyme Corp.*	27,050,334
		75,076,005
Medical – Drugs – 1.3%
362,885	Forest Laboratories, Inc.*	11,652,237
110,672	Roche Holding A.G.	18,844,404
		30,496,641
Multi-Line Insurance – 1.5%
2,573,711	Aegon N.V.*,**	16,413,856
1,834,453	ING Groep N.V.*,**	17,746,929
		34,160,785
Oil Companies – Exploration and Production – 1.6%
405,417	Niko Resources, Ltd.	38,062,239
Oil Companies – Integrated – 1.8%
873,870	Petroleo Brasileiro S.A. (ADR)	41,666,122
Oil Field Machinery and Equipment – 0.5%
1,354,596	Wellstream Holdings PLC	11,541,897
Oil Refining and Marketing – 7.0%
4,948,050	Reliance Industries, Ltd.	115,148,489
2,873,215	Valero Energy Corp.	48,126,351
		163,274,840
Paper and Related Products – 2.1%
3,303,532	Stora Enso Oyj – Class R*,**	23,172,870
2,102,694	UPM-Kymmene Oyj**	25,025,401
		48,198,271
Power Converters and Power Supply Equipment – 1.4%
651,070	SunPower Corp. – Class A*	15,417,338
999,630	Suntech Power Holdings Co., Ltd. (ADR)*	16,623,847
		32,041,185
Property and Casualty Insurance – 2.4%
3,122,857	Reliance Capital, Ltd.	56,942,440

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Real Estate Management/Services – 2.5%
3,670,000	Mitsubishi Estate Co., Ltd.**	$58,245,993
Real Estate Operating/Development – 11.5%
42,731,286	Ayala Land, Inc.	10,389,298
27,650,505	CapitaLand, Ltd.	81,973,011
24,654,000	China Overseas Land & Investment, Ltd.	51,619,485
2,403,110	Cyrela Brazil Realty S.A.	33,269,865
970,360	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	6,814,871
14,133,000	Hang Lung Properties, Ltd.	55,214,276
1,121,810	PDG Realty S.A. Empreendimentos e Participacoes	10,996,371
390,850	Rodobens Negocios Imobiliarios S.A.	4,026,242
1,472,021	Rossi Residencial S.A.	12,687,689
		266,991,108
Retail – Apparel and Shoe – 0.3%
15,198,335	Trinity, Ltd. – Private Placement*,°° ,§	5,940,127
Retail – Consumer Electronics – 1.3%
453,820	Yamada Denki Co., Ltd.**	30,514,332
Retail – Miscellaneous/Diversified – 0.7%
2,460,276	SM Investments Corp.	17,221,782
Semiconductor Components/Integrated Circuits – 0%
1	Taiwan Semiconductor Manufacturing Co., Ltd.	2
Semiconductor Equipment – 2.2%
1,506,905	ASML Holding N.V.**	51,291,755
Steel – Producers – 0.4%
858,900	Tokyo Steel Manufacturing Co., Ltd.**	9,668,522
Sugar – 2.7%
2,612,014	Bajaj Hindusthan, Ltd.	12,521,894
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	2,043,437
1,570,503	Cosan S.A. Industria e Comercio*	22,870,044
3,032,876	Cosan, Ltd. – Class A	26,386,021
		63,821,396
Telecommunication Services – 2.1%
1,237,231	Amdocs, Ltd. (U.S. Shares)	35,298,200
3,915,909	Reliance Communications, Ltd.	14,326,027
		49,624,227
Toys – 1.3%
130,400	Nintendo Co., Ltd.**	30,931,705

Total Common Stock (cost $1,848,598,034)		2,287,387,574

Money Market – 1.2%
28,356,000	Janus Cash Liquidity Fund LLC, 0% (cost $28,356,000)	28,356,000

Total Investments (total cost $1,876,954,034) – 99.5%		2,315,743,574

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		11,188,630

Net Assets – 100%		$2,326,932,204

Summary of Investments by Country – Long Positions

		% of Investment
Country	Value	Securities

Australia	$29,133,519	1.3%
Bermuda	255,760,059	11.0%
Brazil	166,733,202	7.2%
Canada	129,768,511	5.6%
Cayman Islands	80,170,554	3.5%
Finland	48,198,271	2.1%
France	8,578,518	0.4%
Germany	39,686,411	1.7%
Guernsey	35,298,200	1.5%
Hong Kong	117,003,264	5.0%
India	270,303,013	11.7%
Ireland	11	0.0%
Japan	182,051,710	7.9%
Netherlands	85,452,540	3.7%
Philippines	37,336,620	1.6%
Singapore	81,973,011	3.5%
Sri Lanka	13,524,009	0.6%
Switzerland	53,876,190	2.3%
Taiwan	2	0.0%
United Kingdom	156,929,084	6.8%
United States††	523,966,875	22.6%

Total	$2,315,743,574	100.0%

††	Includes Cash Equivalents (21.4% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 1/14/10	10,500,000	$15,063,050	$582,580
Euro 1/21/10	13,400,000	19,223,106	847,682
Euro 2/4/10	7,900,000	11,332,739	321,657
Japanese Yen 1/14/10	1,400,000,000	15,041,606	531,253
Japanese Yen 1/21/10	4,600,000,000	49,424,664	2,098,057
Japanese Yen 2/4/10	3,500,000,000	37,609,021	2,042,499

Total		$147,694,186	$6,423,728

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2009	Overseas
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$1,876,954
Unaffiliated investments at value	$2,287,388
Affiliated money market investments	28,356
Cash	–
Receivables:
Investments sold	6,523
Portfolio shares sold	2,076
Dividends	315
Non-interested Trustees’ deferred compensation	57
Forward currency contracts	6,424
Other assets	37
Total Assets	2,331,176
Liabilities:
Payables:
Investments purchased	–
Portfolio shares repurchased	2,356
Dividends	1
Advisory fees	1,249
Distribution fees and shareholder servicing fees – Service Shares	263
Distribution fees and shareholder servicing fees – Service II Shares	75
Transfer agent fees and expenses	2
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	57
Accrued expenses and other payables	240
Total Liabilities	4,244
Net Assets	$2,326,932
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,070,703
Undistributed net investment income/(loss)*	5,897
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(194,892)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	445,224
Total Net Assets	$2,326,932
Net Assets – Institutional Shares	$716,237
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,608
Net Asset Value Per Share	$45.89
Net Assets – Service Shares	$1,254,824
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,833
Net Asset Value Per Share	$45.08
Net Assets – Service II Shares	$355,871
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,849
Net Asset Value Per Share	$45.34

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2009	Overseas
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$15
Dividends	25,791
Dividends from affiliates	107
Foreign tax withheld	(1,348)
Total Investment Income	24,565
Expenses:
Advisory fees	11,715
Audit fees	37
Transfer agent fees and expenses	7
Custodian fees	450
Registration fees	31
Non-interested Trustees’ fees and expenses	51
Distribution fees and shareholder servicing fees – Service Shares	2,503
Distribution fees and shareholder servicing fees – Service II Shares	689
Other expenses	575
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	16,058
Expense and Fee Offset	–
Net Expenses	16,058
Net Investment Income/(Loss)	8,507
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(114,173)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,125,371
Net Gain/(Loss) on Investments	1,011,198
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,019,705

(1)	Formerly named Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
For the fiscal years ended December 31	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$8,507	$27,323
Net realized gain/(loss) from investment and foreign currency transactions	(114,173)	(15,764)
Net realized gain/(loss) from options contracts	–	8,460
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	1,125,371	(1,552,181)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,019,705	(1,532,162)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(3,183)	(8,908)
Service Shares	(4,118)	(14,079)
Service II Shares	(1,140)	(4,142)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(15,349)	(116,712)
Service Shares	(28,510)	(203,366)
Service II Shares	(7,738)	(59,910)
Net (Decrease) from Dividends and Distributions	(60,038)	(407,117)
Capital Share Transactions:
Shares sold
Institutional Shares	95,251	72,797
Service Shares	180,271	261,708
Service II Shares	55,995	100,688
Redemption fees
Service II Shares	45	138
Reinvested dividends and distributions
Institutional Shares	18,532	125,620
Service Shares	32,628	217,445
Service II Shares	8,878	64,052
Shares repurchased
Institutional Shares	(90,656)	(186,116)
Service Shares	(241,694)	(230,420)
Service II Shares	(53,294)	(101,447)
Net Increase/(Decrease) from Capital Share Transactions	5,956	324,465
Net Increase/(Decrease) in Net Assets	965,623	(1,614,814)
Net Assets:
Beginning of period	1,361,309	2,976,123
End of period	$2,326,932	$1,361,309

Undistributed net investment income/(loss)*	$5,897	$(4,594)

*	See Note 5 in Notes to Financial Statements
(1)	Formerly named Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Overseas Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.49	$65.36	$51.21	$35.54	$27.19
Income from Investment Operations:
Net investment income/(loss)	.43	.76	.50	.56	.41
Net gain/(loss) on investments (both realized and unrealized)	20.22	(30.76)	14.02	15.97	8.30
Total from Investment Operations	20.65	(30.00)	14.52	16.53	8.71
Less Distributions:
Dividends (from net investment income)*	(.21)	(.63)	(.37)	(.86)	(.36)
Distributions (from capital gains)*	(1.04)	(8.24)	–	–	–
Total Distributions	(1.25)	(8.87)	(.37)	(.86)	(.36)
Net Asset Value, End of Period	45.89	$26.49	$65.36	$51.21	$35.54
Total Return	79.15%	(52.04)%	28.41%	46.98%	32.28%
Net Assets, End of Period (in thousands)	$716,237	$402,911	$987,570	$844,734	$549,948
Average Net Assets for the Period (in thousands)	$554,581	$736,913	$915,608	$691,150	$473,781
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.70%	0.69%	0.70%	0.71%	0.70%
Ratio of Net Expenses to Average Net Assets(3)	0.70%	0.69%	0.70%	0.71%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.64%	1.31%	0.70%	1.79%	1.05%
Portfolio Turnover Rate	44%	56%	59%	60%	57%

Service Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Overseas Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.07	$64.56	$50.62	$35.17	$26.94
Income from Investment Operations:
Net investment income/(loss)	.34	.68	.38	.46	.31
Net gain/(loss) on investments (both realized and unrealized)	19.86	(30.36)	13.82	15.79	8.24
Total from Investment Operations	20.20	(29.68)	14.20	16.25	8.55
Less Distributions:
Dividends (from net investment income)*	(.15)	(.57)	(.26)	(.80)	(.32)
Distributions (from capital gains)*	(1.04)	(8.24)	–	–	–
Total Distributions	(1.19)	(8.81)	(.26)	(.80)	(.32)
Net Asset Value, End of Period	45.08	$26.07	$64.56	$50.62	$35.17
Total Return	78.66%	(52.15)%	28.09%	46.66%	31.94%
Net Assets, End of Period (in thousands)	$1,254,824	$757,331	$1,549,980	$1,072,922	$635,357
Average Net Assets for the Period (in thousands)	$1,001,144	$1,251,214	$1,326,458	$826,815	$523,662
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.95%	0.94%	0.95%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets(3)	0.95%	0.94%	0.95%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.39%	1.10%	0.44%	1.49%	0.78%
Portfolio Turnover Rate	44%	56%	59%	60%	57%

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	See “Explanation of Charts, Tables, and Financial Statements.”

See Notes to Financial Statements.

14 | DECEMBER 31, 2009

Service II Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Overseas Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.20	$64.83	$50.80	$35.38	$27.11
Income from Investment Operations:
Net investment income/(loss)	.34	.67	.38	.49	.30
Net gain/(loss) on investments (both realized and unrealized)	19.98	(30.51)	13.89	15.85	8.31
Total from Investment Operations	20.32	(29.84)	14.27	16.34	8.61
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.57)	(.26)	(.94)	(.34)
Distributions (from capital gains)*	(1.04)	(8.24)	–	–	–
Redemption fees	.01	.02	.02	.02	–(2)
Total Distributions and Other	(1.18)	(8.79)	(.24)	(.92)	(.34)
Net Asset Value, End of Period	$45.34	$26.20	$64.83	$50.80	$35.38
Total Return	78.77%	(52.15)%	28.17%	46.70%	31.97%
Net Assets, End of Period (in thousands)	$355,871	$201,067	$438,573	$303,730	$113,120
Average Net Assets for the Period (in thousands)	$275,760	$364,379	$363,622	$186,734	$82,746
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.95%	0.94%	0.95%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets(4)	0.95%	0.94%	0.95%	0.95%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.38%	1.07%	0.42%	1.26%	0.78%
Portfolio Turnover Rate	44%	56%	59%	60%	57%

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	See “Explanation of Charts, Tables, and Financial Statements”

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
mu	On October 20, 2009, FU JI Food & Catering Services Holdings, Ltd. filed a petition to wind up the company.
o	On January 23, 2009, Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Portfolio’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

°° ∞  Schedule of Fair Valued Securities (as of December 31, 2009)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio(1)
Eurodekania, Ltd. – Private Placement (U.S. Shares)	$400,274	0.0%
FU JI Food & Catering Services Holdings, Ltd.	–	0.0%
Trinity, Ltd. – Private Placement	5,940,127	0.3%

	$6,340,401	0.3%

(1)	Formerly named Janus Aspen International Growth Portfolio.

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolios’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio(1)
Eurodekania, Ltd. – Private Placement (U.S. Shares)	3/8/07	$5,628,245	$400,274	0.0%
Trinity, Ltd. – Private Placement	11/14/07	6,995,780	5,940,127	0.3%

		$12,624,025	$6,340,401	0.3%

(1)	Formerly named Janus Aspen International Growth Portfolio.

The Portfolio has registration rights for certain restricted securities held as of December 31, 2009. The issuer incurs all registration costs.

16 | DECEMBER 31, 2009

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio(1)
Common Stock
Agricultural Operations	$–	$53,668,747	$–
Airlines	164,507,125	48,844,789	–
Automotive – Cars and Light Trucks	112,003,100	18,301,201	–
Automotive – Truck Parts and Equipment – Original	–	8,578,518	–
Building – Residential and Commercial	–	34,401,999	–
Casino Hotels	–	29,133,519	–
Commercial Banks	–	33,689,835	–
Commercial Banks – Non-U.S.	–	26,818,470	–
Distribution/Wholesale	–	163,865,687	–
Diversified Banking Institutions	68,828,718	17,237,526	–
Diversified Operations	–	34,232,611	–
Diversified Operations – Commercial Services	–	13,524,009	–
Electronic Components – Semiconductors	–	71,873,156	–
Electronic Connectors	–	44,750,915	–
Finance – Investment Bankers/Brokers	–	7,940,242	–
Finance – Mortgage Loan Banker	–	12,269,125	–
Finance – Other Services	–	20,600,595	–
Gambling – Non-Hotel	–	1,569,597	–
Hotels and Motels	–	67,876,587	–
Insurance Brokers	–	–	400,274
Investment Management and Advisory Services	–	11,610,768	–
Life and Health Insurance	–	13,442,815	–
Medical – Drugs	11,652,237	18,844,404	–
Multi-Line Insurance	–	34,160,785	–
Oil Companies – Integrated	–	41,666,122	–
Oil Field Machinery and Equipment	–	11,541,897	–
Oil Refining and Marketing	48,126,351	115,148,489	–
Paper and Related Products	–	48,198,271	–
Power Converters and Power Supply Equipment	15,417,338	16,623,847	–
Property and Casualty Insurance	–	56,942,440	–
Real Estate Management/Services	–	58,245,993	–
Real Estate Operating/Development	–	266,991,108	–
Retail – Apparel and Shoe	–	–	5,940,127
Retail – Consumer Electronics	–	30,514,332	–
Retail – Miscellaneous/Diversified	–	17,221,782	–
Semiconductor Components/Integrated Circuits	–	2	–
Semiconductor Equipment	–	51,291,755	–
Steel – Producers	–	9,668,522	–
Sugar	26,386,021	37,435,375	–
Telecommunication Services	35,298,200	14,326,027	–
Toys	–	30,931,705	–
All Other	204,844,516	–	–

Money Market	–	28,356,000	–

Total Investments in Securities	$687,063,606	$1,622,339,567	$6,340,401

Other Financial Instruments(a):	$–	$6,423,728	$–

(1)	Formerly named Janus Aspen International Growth Portfolio.
(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 17

Notes to Schedule of Investments (continued)

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended December 31, 2009)

				Change in		Transfers
	Balance as of	Accrued		Unrealized	Net	In and/or	Balance as of
	December	Discounts/	Realized	Appreciation/	Purchases/	Out of	December
	31, 2008	Premiums	Gain/(Loss)	(Depreciation)(1)	(Sales)	Level 3	31, 2009

Investments in Securities:
Janus Aspen Overseas Portfolio(2)
Common Stock
Insurance Brokers	$4,751,075	$–	$–	$1,189,052	$–	$–	$5,940,127
Retail – Apparel and Shoe	–	–	–	–	–	400,274	400,274

(1)	Included in “Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation” on the Statement of Operations.
(2)	Formerly named Janus Aspen International Growth Portfolio.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio(1)	$363,967,460

(1)	Formerly named Janus Aspen International Growth Portfolio.

18 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (formerly named Janus Aspen International Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments

20 | DECEMBER 31, 2009

defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its

22 | DECEMBER 31, 2009

investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments

Janus Aspen Series | 23

Notes to Financial Statements (continued)

of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

24 | DECEMBER 31, 2009

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Locations	Fair Value	Statement of Assets and Liabilities Locations	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$6,423,728	Forward currency contracts	$–

Total		$6,423,728		$–

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$2,680,003	$2,680,003

Total	$–	$–	$–	$2,680,003	$2,680,003

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$7,371,527	$7,371,527

Total	$–	$–	$–	$7,371,527	$7,371,527

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC

Janus Aspen Series | 25

Notes to Financial Statements (continued)

(“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with

26 | DECEMBER 31, 2009

Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Overseas Portfolio(1)	All Asset Levels	0.64

(1)	Formerly names Janus Aspen International Growth Portfolio

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes

Janus Aspen Series | 27

Notes to Financial Statements (continued)

payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares’ and Service II Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2009 were $45,529 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner

28 | DECEMBER 31, 2009

consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Overseas Portfolio(1)
Janus Cash Liquidity Fund LLC	$616,242,799	$587,938,799	$74,071	$28,356,000
Janus Institutional Money Market Fund – Institutional Shares(2)	62,389	32,597,464	32,520	–

	$616,305,188	$620,536,263	$106,591	$28,356,000

(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	Fund was liquidated April 30, 2009.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Overseas Portfolio(1)(2)	7,613,836	–	(186,146,702)	(23,725)	(46,571)	434,831,922

(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	Accumulated
Portfolio	2010	2017	Capital Losses

Janus Aspen Overseas Portfolio(1)(2)	$(133,087)	$(186,013,615)	$(186,146,702)

(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	Capital loss carryover is subject to annual limitations.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Overseas Portfolio(1)	$133,087

(1)	Formerly named Janus Aspen International Growth Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Overseas Portfolio(1)	$1,880,911,652	$674,264,232	$(239,432,310)

(1)	Formerly named Janus Aspen International Growth Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio(1)	$8,441,483	$51,596,078	$–	$–

(1)	Formerly named Janus Aspen International Growth Portfolio.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio(1)	$59,193,419	$347,924,328	$–	$–

(1)	Formerly named Janus Aspen International Growth Portfolio.

30 | DECEMBER 31, 2009

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Overseas Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	2,467	1,439
Reinvested dividends and distributions	506	2,596
Shares repurchased	(2,575)	(3,934)
Net Increase/(Decrease) in Portfolio Shares	398	101
Shares Outstanding, Beginning of Period	15,210	15,109
Shares Outstanding, End of Period	15,608	15,210
Transactions in Portfolio Shares – Service Shares
Shares sold	4,966	5,920
Reinvested dividends and distributions	912	4,562
Shares repurchased	(7,099)	(5,435)
Net Increase/(Decrease) in Portfolio Shares	(1,221)	5,047
Shares Outstanding, Beginning of Period	29,054	24,007
Shares Outstanding, End of Period	27,833	29,054
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,546	1,835
Reinvested dividends and distributions	247	1,338
Shares repurchased	(1,617)	(2,265)
Net Increase/(Decrease) in Portfolio Shares	176	908
Shares Outstanding, Beginning of Period	7,673	6,765
Shares Outstanding, End of Period	7,849	7,673

(1)	Formerly named Janus Aspen International Growth Portfolio.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio(1)	$779,232,640	$775,529,099	$–	$–

(1)	Formerly named Janus Aspen International Growth Portfolio.

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the

Janus Aspen Series | 31

Notes to Financial Statements (continued)

shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Overseas Portfolio:

In our opinion, the accompanying statements of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Overseas Portfolio (formerly Janus Aspen International Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

Janus Aspen Series | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

34 | DECEMBER 31, 2009

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

36 | DECEMBER 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

38 | DECEMBER 31, 2009

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 39

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Capital Gain Distributions

Portfolio

Janus Aspen Overseas Portfolio(1)	$51,596,078

(1)	Formerly named Janus Aspen International Growth Portfolio.

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Overseas Portfolio(1)	11%

(1)	Formerly named Janus Aspen International Growth Portfolio.

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Overseas Portfolio(1)	$1,208,707	$23,969,635

(1)	Formerly named Janus Aspen International Growth Portfolio.

40 | DECEMBER 31, 2009

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

42 | DECEMBER 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen Overseas Portfolio	1/01-Present	Vice President of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81120 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Schedule of Investments	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	34
Additional Information	35
Explanations of Charts, Tables and Financial Statements	38
Designation Requirements	41
Trustees and Officers	42

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot This Portfolio seeks to uncover what the portfolio managers believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics.	Managed by Perkins Investment Management LLC

Performance Overview

During the 12-months ended December 31, 2009, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 33.69% and 32.92%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 34.21%.

Equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher.

We continue to believe that sustained economic growth will be more muted than in past recoveries. Seventy percent of U.S. Gross Domestic Product (GDP) is tied to consumer spending and we still see significant headwinds. While there are signs of employment growth in the near future, unemployment was above 10% through December, and is likely to remain at elevated levels for an extended period. Housing remains a concern with the Mortgage Bankers Association citing rising delinquencies and foreclosures through September of this year. Commercial, governmental, and consumer balance sheets need to be de-levered, and at some point fiscal and monetary stimulus must be reduced. Financial markets have stabilized and corporate debt and equity markets have had substantial rallies. While we think the U.S. has averted systemic collapse, we continue to believe financial markets are fragile. Financial institutions still carry significant toxic assets that have not been marked down, bank lending is restricted as capital is held to absorb future loan losses, and the shadow banking system, including securitization, is functioning at much smaller capacity with significant government involvement.

Portfolio Comments

Our focus on financially strong companies and our attempt to limit losses in the first three months of the year was the key to our positive full year returns. This attention to risk has been central to our ability to substantially outperform over the long term. Stock selection was positive during the year, but our larger than average cash position was the largest detractor to relative results as markets recovered significantly during much of the year. Our small investment in index put options and our selections in health care, consumer discretionary and information technology weighed on comparable returns, as did an overweight in consumer staples. Our most significant contributors were our holdings in energy and industrials. An underweight in financials and holdings in materials were also responsible for the good relative and absolute returns. We remained overweight technology and materials at the end of the period and held underweight exposure in energy, telecommunication services and utilities.

Derivatives

In an attempt to help minimize downside risk in the portfolio we used relatively small positions in put options on the Russell Midcap® Value Index during the period given our view of greater market uncertainty and risk. Though helpful early on, these positions proved to be a drag on relative results later in the period as the market rallied. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Stocks that hurt relative results

Notable individual underperformers for the period included a couple of banks. Commercial bank Synovus Financial Corp. suffered from the real estate problems in the Southeast. Our relatively small investment in Synovus provided the largest drag on results. We sold the name given its potential to have larger loss problems. We continue to focus on what we believe are the higher quality players in this group that have the liquidity to weather the difficult economic environment.

Aluminum producer Alcoa, Inc. was originally purchased in 2006 on the basis of attractive valuation and our view that increasing global demand would lift aluminum prices, and the stock higher. As the stock moved into the high $40s in 2007 amid news that a major competitor was being acquired, Alcoa’s stock price spiked, and we trimmed our position a number of times at attractive levels, but did not exit the position completely. Early in 2009, we eliminated

2 | DECEMBER 31, 2009

(unaudited)

the remainder of our Alcoa position in favor of Freeport-McMoRan as a relative valuation suggested better risk/reward trade-off for the latter.

ATM manufacturer NCR Corp. underperformed for the period after disappointing earnings releases and its unfunded pension liability increased. We reduced our position in the stock. A relatively small position in AFLAC, Inc. proved to be a drag on results during the period. The stock was particularly weak on concerns of potential additional capital raises due to losses in the industry’s investment portfolios. We exited our position, as we were concerned about its balance sheet.

Stocks that aided relative results

Specialty chemical producer Lubrizol Corp. was our top performer for the year. Increasingly stringent fuel regulations have increased the technical requirements of the historically commodity-like lubricant additive business, and producers have opted to focus on select market segments, which reduced competition and increased margins to new peak levels. The company has been a consistent generator of above average free cash flow and has also benefitted from the weak U.S. dollar as approximately 50% of sales occur outside of North America. We reduced our position on strength as the risk/reward became less favorable.

Investment manager INVESCO, Ltd. rose as financial market conditions improved during the year. INVESCO, Ltd. remained a core holding through period end as the company continued to generate strong free cash flow, has done a good job of cutting costs and has a strong global platform across asset classes that we think could benefit from the ongoing shift towards international diversification.

Copper producers, such as Freeport-McMoRan Copper & Gold, Inc., rallied from oversold levels on a weaker U.S. dollar and news that China’s official manufacturing index rose, suggesting that the country could be recovering despite the slump in global demand. We think copper has among the best supply/demand fundamentals of any material given emerging market demand for electricity and water, and increasingly restrictive and difficult supply additions. Additionally, China imports approximately 50% of their growing needs.

Conclusion

The historically strong stock market has maintained its momentum. At the bottom of the market in early March we thought that stocks were undervalued and we became more aggressive buyers. However, our opinion continues to be that the strong and rapid market bounce of over 60% in the S&P 500® Index and over 80% in the Russell Midcap® Value Index since early March has taken stocks to what we believe to be slightly overvalued levels. A record 80% of S&P 500® Index companies reported earnings above expectations in the third quarter and this might continue to be the case over the short term due to rigorous cost controls. However, in order to see sustainable earnings growth, we need to see revenue growth. As previously stated, we believe revenue and economic growth over the next several years is likely to be below past experience due to secular deleveraging. On a short-to-intermediate term basis we believe stocks could continue to rally as interest rates are low, inventory rebuilding leads to above average GDP growth, alternative investments are not priced relatively attractively, and investors might feel underexposed to equities.

However, even with the consensus’ perhaps aggressive estimate of 35% earnings growth in 2010 (to $75 on the S&P 500) stocks were selling at almost 15 times 2010 estimated operating earnings at period end, which is in line with the long-term trend. In addition, operating earnings are at a historically high 20% premium to Generally Accepted Accounting Principles (GAAP) earnings, making stocks in our view more expensive on a GAAP basis. With valuations at these levels, we have found fewer stocks with favorable risk/reward characteristics. With a longer term perspective we are concerned about continuing potential structural problems related to personal balance sheets, U.S. governmental budget deficits, a weakening dollar, increasing U.S. government intervention in business, and geopolitical instability. We are disappointed that many of the imbalances that led to last year’s near meltdown have not been addressed adequately in our view. We think the financial system is still fragile and that U.S. government is performing a huge financial experiment with an outcome that we think is difficult to gauge. Despite these long-term issues, in the near term, investors have become somewhat complacent as reflected in volatility (as measured by CBOE VIX Index) declining by 50% this year to levels below those of the mid-to-late 1990’s. With this background we have allowed our cash balances to rise rather than stretch our valuation discipline.

We believe that our long term emphasis on balance sheets, free cash flow and reasonable valuations will serve us well in an environment that is likely to remain difficult and volatile. This consistent focus on long-term value might lead to short-term underperformance in a momentum driven market. But more importantly our risk sensitive discipline has historically helped lead to outperformance in down markets, such as 2008, and

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

longer term, well above average returns as exhibited by our double-digit annualized 10-year returns in what was a difficult decade for the stock market.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Lubrizol Corp.	1.56%
INVESCO, Ltd.	0.97%
Freeport-McMoRan Copper & Gold, Inc. – Class B	0.91%
Tyco International, Ltd. (U.S. Shares)	0.86%
Tech Data Corp.	0.83%

5 Bottom Performers – Holdings

Contribution

Synovus Financial Corp.	–0.46%
Alcoa, Inc.	–0.26%
AFLAC, Inc.	–0.22%
NCR Corp.	–0.17%
Brown & Brown, Inc.	–0.16%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	6.14%	11.54%	7.53%
Information Technology	5.63%	11.16%	7.14%
Financials	5.59%	23.38%	27.89%
Industrials	5.29%	11.46%	9.09%
Health Care	4.94%	13.10%	4.77%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.49%	1.05%	2.19%
Utilities	1.06%	4.47%	13.56%
Consumer Staples	1.98%	8.18%	7.71%
Consumer Discretionary	3.89%	8.83%	13.08%
Materials	4.52%	6.83%	7.03%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Noble Energy, Inc. Oil Companies – Exploration and Production	1.4%
Kansas City Southern Transportation – Railroad	1.4%
People’s United Financial, Inc. Savings/Loan/Thrifts	1.3%
Allstate Corp. Multi-Line Insurance	1.3%
CenturyTel, Inc. Telephone – Integrated	1.3%

6.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	33.69%	5.77%	11.92%#	1.30%	1.24%(a)

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	32.92%	5.39%	11.07%*	1.64%	1.59%(b)

Russell Midcap® Value Index	34.21%	1.98%	9.47%**

Lipper Quartile – Institutional Shares	2nd	1st	1st

Lipper Quartile – Institutional Shares based on total returns for Variable Annuity Multi-Cap Core Funds	64/233	2/126	1/104

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

6 | DECEMBER 31, 2009

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002
#	Institutional Shares inception date – May 1, 2003
**	The Russell Midcap Value® Index’s since inception returns are calculated from December 31, 2002.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,227.30	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,222.80	$6.78

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

†	Expenses are equal to the annualized expense ratio of 0.77% for Institutional Shares and 1.21% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2009

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 90.7%
Aerospace and Defense – 0.7%
13,300	Rockwell Collins, Inc.	$736,288
Apparel Manufacturers – 0.4%
5,400	VF Corp.	395,496
Automotive – Truck Parts and Equipment – Original – 1.0%
16,400	BorgWarner, Inc*	544,808
20,700	Johnson Controls, Inc.	563,868
		1,108,676
Brewery – 0.8%
19,700	Molson Coors Brewing Co. – Class B	889,652
Building – Residential and Commercial – 0.7%
31,300	KB Home	428,184
37,300	Pulte Homes, Inc.*	373,000
		801,184
Cable Television – 0.3%
20,200	Comcast Corp. – Class A	340,572
Chemicals – Diversified – 0.5%
9,577	FMC Corp.	534,014
Chemicals – Specialty – 0.9%
13,800	Lubrizol Corp.	1,006,710
Coal – 0.5%
23,500	Arch Coal, Inc.	522,875
Commercial Banks – 0.8%
33,100	BB&T Corp.	839,747
Computer Aided Design – 0.2%
9,700	Autodesk, Inc.*	246,477
Computer Services – 1.0%
15,600	Accenture, Ltd. – Class A (U.S. Shares)	647,400
23,500	SRA International, Inc.*	448,850
		1,096,250
Computers – 0.7%
14,500	Hewlett-Packard Co.	746,895
Computers – Integrated Systems – 1.2%
32,900	Diebold, Inc.	936,005
34,030	NCR Corp.*	378,754
		1,314,759
Computers – Memory Devices – 0.8%
52,300	EMC Corp.*	913,681
Consumer Products – Miscellaneous – 0.8%
5,200	Fortune Brands, Inc.	224,640
10,500	Kimberly-Clark Corp.	668,955
		893,595
Containers – Metal and Glass – 0.9%
18,000	Ball Corp.	930,600
Containers – Paper and Plastic – 0.3%
15,800	Temple-Inland, Inc.	333,538
Cosmetics and Toiletries – 0.5%
8,300	Procter & Gamble Co.	503,229
Diagnostic Equipment – 0.4%
9,700	Gen-Probe, Inc.*	416,130
Disposable Medical Products – 0.5%
6,900	C.R. Bard, Inc.	537,510
Distribution/Wholesale – 0.6%
14,500	Tech Data Corp.*	676,570
Diversified Banking Institutions – 0.9%
16,900	HSBC Holdings PLC	964,821
Diversified Operations – 1.0%
31,700	Tyco International, Ltd. (U.S. Shares)	1,131,056
Electric – Integrated – 1.8%
9,900	Entergy Corp.	810,216
14,200	PPL Corp.	458,802
19,700	Public Service Enterprise Group, Inc.	655,025
		1,924,043
Electronic Components – Miscellaneous – 0.3%
10,300	Garmin, Ltd.	316,210
Electronic Components – Semiconductors – 1.3%
58,400	Intersil Corp. – Class A	895,856
24,200	QLogic Corp.*	456,654
6,471	Semtech Corp.*	110,072
		1,462,582
Electronic Connectors – 0.5%
16,600	Thomas & Betts Corp.*	594,114
Engineering – Research and Development Services – 2.5%
23,700	Jacobs Engineering Group, Inc.*	891,357
24,200	McDermott International, Inc. (U.S. Shares)*	581,042
27,500	URS Corp.*	1,224,300
		2,696,699
Entertainment Software – 0.4%
26,500	Electronic Arts, Inc.*	470,375
Fiduciary Banks – 0.4%
8,000	Northern Trust Corp.	419,200
Finance – Investment Bankers/Brokers – 0.3%
15,900	Raymond James Financial, Inc.	377,943
Food – Baking – 0.6%
27,600	Flowers Foods, Inc.	655,776
Food – Miscellaneous/Diversified – 1.7%
9,300	General Mills, Inc.	658,533
14,700	Kellogg Co.	782,040
4,600	Kraft Foods, Inc. – Class A	125,028
10,300	Unilever PLC (ADR)	328,570
		1,894,171
Food – Retail – 1.1%
57,900	Kroger Co.	1,188,687
Footwear and Related Apparel – 0.4%
14,800	Wolverine World Wide, Inc.	402,856
Forestry – 1.1%
20,200	Potlatch Corp.	643,976
12,200	Weyerhaeuser Co.	526,308
		1,170,284
Gold Mining – 1.2%
32,600	Goldcorp, Inc. (U.S. Shares)	1,282,484
Hotels and Motels – 0.3%
3,000	Hyatt Hotels Corp.*	89,430
7,658	Marriott International, Inc. – Class A	208,681
		298,111

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

Instruments – Scientific – 1.5%
30,500	PerkinElmer, Inc.	$627,995
21,700	Thermo Fisher Scientific, Inc.*	1,034,873
		1,662,868
Insurance Brokers – 1.4%
17,400	AON Corp.	667,116
48,800	Brown & Brown, Inc.	876,936
		1,544,052
Internet Infrastructure Software – 0.6%
25,700	Akamai Technologies, Inc.*	650,981
Internet Security – 0.8%
48,600	Symantec Corp.*	869,454
Investment Management and Advisory Services – 1.8%
22,000	AllianceBernstein Holding L.P.	618,200
57,800	INVESCO, Ltd.	1,357,722
		1,975,922
Life and Health Insurance – 0.4%
17,245	Lincoln National Corp.	429,056
Machinery – Farm – 0.7%
14,700	Deere & Co.	795,123
Machinery – General Industrial – 0.6%
21,000	IDEX Corp.	654,150
Medical – Biomedical and Genetic – 1.5%
26,500	Charles River Laboratories International, Inc.*	892,785
4,400	Genzyme Corp.*	215,644
10,900	Life Technologies Corp.*	569,307
		1,677,736
Medical – Drugs – 0.8%
13,500	Endo Pharmaceuticals Holdings, Inc.*	276,885
17,600	Forest Laboratories, Inc.*	565,136
		842,021
Medical – HMO – 0.4%
20,000	Health Net, Inc.*	465,800
Medical – Wholesale Drug Distributors – 0.9%
17,000	Cardinal Health, Inc.	548,080
7,100	McKesson Corp.	443,750
		991,830
Medical Instruments – 0.7%
20,600	St. Jude Medical, Inc.*	757,668
Medical Labs and Testing Services – 1.1%
15,700	Laboratory Corp. of America Holdings*	1,174,988
Medical Products – 2.6%
14,000	Becton, Dickinson and Co.	1,104,039
18,400	Covidien PLC (U.S. Shares)	881,176
14,900	Zimmer Holdings, Inc.*	880,739
		2,865,954
Medical Sterilization Products – 0.3%
11,100	STERIS Corp.	310,467
Metal – Copper – 0.6%
8,600	Freeport-McMoRan Copper & Gold, Inc. – Class B	690,494
Metal Processors and Fabricators – 0.3%
7,900	Kaydon Corp.	282,504
Multi-Line Insurance – 1.9%
46,300	Allstate Corp.	1,390,852
72,550	Old Republic International Corp.	728,402
		2,119,254
Multimedia – 0.9%
10,300	McGraw-Hill Cos., Inc.	345,153
21,500	Viacom, Inc. – Class B*	639,195
		984,348
Networking Products – 1.1%
24,600	Cisco Systems, Inc.*	588,924
25,800	Polycom, Inc.*	644,226
		1,233,150
Non-Hazardous Waste Disposal – 0.5%
19,200	Republic Services, Inc.	543,552
Oil and Gas Drilling – 0.6%
8,059	Transocean, Ltd. (U.S. Shares)	667,285
Oil Companies – Exploration and Production – 8.5%
17,800	Anadarko Petroleum Corp.	1,111,076
19,500	Bill Barrett Corp.*	606,645
9,500	Cabot Oil & Gas Corp.	414,105
10,600	Devon Energy Corp.	779,100
18,600	EnCana Corp. (U.S. Shares)	602,454
16,400	EQT Corp.	720,288
55,400	Forest Oil Corp.*	1,232,650
21,718	Noble Energy, Inc.	1,546,755
24,500	Questar Corp.	1,018,465
13,800	St. Mary Land & Exploration Co.	472,512
14,500	Ultra Petroleum Corp. (U.S. Shares)*	722,970
		9,227,020
Oil Companies – Integrated – 1.2%
20,900	Hess Corp.	1,264,450
Oil Field Machinery and Equipment – 0.3%
8,400	National Oilwell Varco, Inc.	370,356
Paper and Related Products – 0.3%
6,400	Rayonier, Inc.	269,824
Pharmacy Services – 0.3%
13,600	Omnicare, Inc.	328,848
Pipelines – 1.3%
9,900	Kinder Morgan Energy Partners L.P.	603,702
15,200	Plains All American Pipeline L.P.	803,320
		1,407,022
Property and Casualty Insurance – 1.4%
7,400	Chubb Corp.	363,932
20,727	HCC Insurance Holdings, Inc.	579,734
14,700	Mercury General Corp.	577,122
		1,520,788
Reinsurance – 2.2%
377	Berkshire Hathaway, Inc. – Class B*	1,238,822
14,000	Everest Re Group, Ltd.	1,199,520
		2,438,342
REIT – Apartments – 1.1%
4,128	Avalonbay Communities, Inc.	338,950
13,700	BRE Properties, Inc. – Class A	453,196
13,400	Equity Residential	452,652
		1,244,798

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Schedule of Investments

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

REIT – Diversified – 0.3%
10,500	Liberty Property Trust	$336,105
REIT – Mortgage – 0.4%
27,100	Chimera Investment Corp.	105,148
25,500	Redwood Trust, Inc.	368,730
		473,878
REIT – Office Property – 0.5%
3,600	Alexandria Real Estate Equities, Inc.	231,444
10,600	Mack-Cali Realty Corp.	366,442
		597,886
REIT – Storage – 0.7%
9,469	Public Storage	771,250
REIT – Warehouse/Industrial – 0.8%
22,400	AMB Property Corp.	572,320
23,965	ProLogis	328,081
		900,401
Rental Auto/Equipment – 0.5%
21,200	Aaron Rents, Inc.	587,876
Retail – Apparel and Shoe – 1.4%
22,200	American Eagle Outfitters, Inc.	376,956
30,081	Gap, Inc.	630,197
22,300	Men’s Wearhouse, Inc.	469,638
		1,476,791
Retail – Auto Parts – 1.3%
21,200	Advance Auto Parts, Inc.	858,176
14,100	O’Reilly Automotive, Inc.*	537,492
		1,395,668
Retail – Automobile – 0.4%
12,100	Copart, Inc.*	443,223
Retail – Computer Equipment – 0.5%
24,200	GameStop Corp. – Class A*	530,948
Retail – Discount – 1.4%
19,500	Big Lots, Inc.*	565,110
18,300	Wal-Mart Stores, Inc.	978,135
		1,543,245
Retail – Drug Store – 1.2%
24,127	CVS Caremark Corp.	777,131
13,300	Walgreen Co.	488,376
		1,265,507
Retail – Pet Food and Supplies – 0.5%
20,600	PetSmart, Inc.	549,814
Savings/Loan/Thrifts – 2.4%
44,500	NewAlliance Bancshares, Inc.	534,445
87,800	People’s United Financial, Inc.	1,466,260
33,617	Washington Federal, Inc.	650,153
		2,650,858
Schools – 0.3%
5,900	Apollo Group, Inc. – Class A*	357,422
Semiconductor Components/Integrated Circuits – 0.4%
12,300	Analog Devices, Inc.	388,434
Semiconductor Equipment – 0.7%
57,800	Applied Materials, Inc.	805,732
Super-Regional Banks – 0.8%
8,100	PNC Financial Services Group, Inc.	427,599
19,900	SunTrust Banks, Inc.	403,771
		831,370
Telephone – Integrated – 1.6%
11,800	AT&T, Inc.	330,754
37,600	CenturyTel, Inc.	1,361,496
		1,692,250
Textile – Home Furnishings – 0.4%
8,100	Mohawk Industries, Inc.*	385,560
Tools – Hand Held – 1.1%
27,900	Snap-On, Inc.	1,179,054
Toys – 0.5%
26,700	Mattel, Inc.	533,466
Transportation – Marine – 0.3%
9,900	Kirby Corp.*	344,817
Transportation – Railroad – 2.4%
45,100	Kansas City Southern*	1,501,379
7,800	Norfolk Southern Corp.	408,876
11,400	Union Pacific Corp.	728,460
		2,638,715
Wireless Equipment – 0.4%
36,600	Nokia OYJ	470,310
X-Ray Equipment – 0.6%
43,700	Hologic, Inc.*	633,650

Total Common Stock (cost $83,890,997)		99,078,195

Purchased Options – Puts – 0.4%
386	iShares Russell Midcap® Value Index expires January 2010 exercise price $33.22**	8,754
240	iShares Russell Midcap® Value Index expires January 2010 exercise price $35.12**	9,631
256	iShares Russell Midcap® Value Index expires March 2010 exercise price $33.81**	23,132
258	iShares Russell Midcap® Value Index expires April 2010 exercise price $36.57**	50,189
316	iShares Russell Midcap® Value Index expires June 2010 exercise price $35.18**	76,851
20	S&P MidCap 400 Index expires March 2010 exercise price $679.19**	33,939
14	S&P MidCap 400 Index expires June 2010 exercise price $682.28**	48,606
20	S&P MidCap 400 Index expires July 2010 exercise price $684.98**	80,248
12	S&P MidCap 400 Index expires July 2010 exercise price $723.25**	69,506

Total Purchased Options – Puts (premiums paid $693,593)		400,856

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

Repurchase Agreement – 9.2%
$10,100,000	Calyon New York Branch, 0.0100% dated 12/31/09, maturing 1/4/10 to be repurchased at $10,100,011 collateralized by $9,944,836 in U.S. Treasuries 0.0875% – 5.7500% 8/15/10 – 1/15/28 with a value of $10,302,000 (cost $10,100,000)	$10,100,000

Total Investments (total cost $94,684,590) – 100.3%		109,579,051

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(385,052)

Net Assets – 100%		$109,193,999

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,557,242	2.3%
Canada	2,607,908	2.4%
Cayman Islands	316,210	0.3%
Finland	470,310	0.4%
Ireland	1,528,576	1.4%
Panama	581,042	0.5%
Switzerland	1,798,341	1.7%
United Kingdom	1,293,391	1.2%
United States††	98,424,031	89.8%

Total	$109,579,051	100.0%

††	Includes Cash Equivalents (80.6% excluding Cash Equivalents)

Schedule of Written Options – Puts	Value

iShares Russell Midcap® Value Index expires January 2010 193 contracts exercise price $29.83	$(1,247)
iShares Russell Midcap® Value Index expires January 2010 120 contracts exercise price $31.53	(1,099)
iShares Russell Midcap® Value Index expires March 2010 128 contracts exercise price $30.36	(5,029)
iShares Russell Midcap® Value Index expires April 2010 129 contracts exercise price $32.84	(10,766)
iShares Russell Midcap® Value Index expires June 2010 158 contracts exercise price $31.59	(21,155)
S&P MidCap 400 Index expires March 2010 10 contracts exercise price $609.86	(6,289)
S&P MidCap 400 Index expires June 2010 7 contracts exercise price $612.66	(12,340)
S&P MidCap 400 Index expires July 2010 13 contracts exercise price $615.08	(27,820)
S&P MidCap 400 Index expires July 2010 6 contracts exercise price $649.45	(18,964)

Total Written Options – Puts
(premiums received $176,846)	$(104,709)

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of December 31, 2009	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$94,685
Investments at value	$109,579
Cash	58
Receivables:
Investments sold	159
Portfolio shares sold	73
Dividends	112
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	2
Total Assets	109,986
Liabilities:
Payables:
Options written, at value(1)	105
Investments purchased	266
Portfolio shares repurchased	271
Distributions	3
Advisory fees	69
Transfer agent fees and expenses	1
Distribution fees and shareholder servicing fees – Service Shares	16
Administrative service fees – Service Shares	8
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	49
Total Liabilities	792
Net Assets	$109,194
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$106,281
Undistributed net investment income/(loss)*	(3)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(12,050)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,966
Total Net Assets	$109,194
Net Assets – Institutional Shares	$31,424
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,269
Net Asset Value Per Share	$13.85
Net Assets – Service Shares	$77,766
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,670
Net Asset Value Per Share	$13.72

*	See Note 5 in Notes to Financial Statements.
(1)	Premiums received of $176,846.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the fiscal year ended December 31, 2009	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$9
Dividends	1,606
Foreign tax withheld	(7)
Total Investment Income	1,608
Expenses:
Advisory fees	655
Transfer agent expenses	5
Registration fees	16
Custodian fees	24
Audit fees	45
Non-interested Trustees’ fees and expenses	4
Distribution fees and shareholder servicing fees – Service Shares	161
Administrative service fees – Service Shares	64
Other expenses	107
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,081
Expense and Fee Offset	–
Net Expenses	1,081
Less: Excess Expense Reimbursement	–
Net Expenses after Expense Reimbursement	1,081
Net Investment Income/(Loss)	527
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(7,439)
Net realized gain/(loss) from options contracts	(1,683)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	33,364
Net Gain/(Loss) on Investments	24,242
Net Increase/(Decrease) in Net Assets Resulting from Operations	$24,769

See Notes to Financial Statements.

14 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Perkins
	Mid
	Cap
	Value
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$527	$483
Net realized gain/(loss) from investment and foreign currency transactions	(7,439)	(3,576)
Net realized gain/(loss) from options contracts	(1,683)	1,811
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	33,364	(24,576)
Net Increase/(Decrease) in Net Assets Resulting from Operations	24,769	(25,858)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(145)	(96)
Service Shares	(235)	(282)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(482)	(1,417)
Service Shares	(1,685)	(6,678)
Return of Capital
Institutional Shares	(18)	N/A
Service Shares	(43)	N/A
Net (Decrease) from Dividends and Distributions	(2,608)	(8,473)
Capital Share Transactions:
Shares sold
Institutional Shares	21,708	12,571
Service Shares	16,809	27,390
Reinvested dividends and distributions
Institutional Shares	645	1,513
Service Shares	1,963	6,960
Shares repurchased
Institutional Shares	(10,414)	(5,750)
Service Shares	(14,404)	(14,066)
Net Increase/(Decrease) from Capital Share Transactions	16,307	28,618
Net Increase/(Decrease) in Net Assets	38,468	(5,713)
Net Assets:
Beginning of period	70,726	76,439
End of period	$109,194	$70,726

Undistributed net investment income/(loss)*	$(3)	$(1)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Perkins Mid Cap Value Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.71	$16.77	$16.64	$15.32	$15.54
Income from Investment Operations:
Net investment income/(loss)	.05	.07	.27	.20	.19
Net gain/(loss) on investments (both realized and unrealized)	3.48	(4.27)	.99	2.06	1.31
Total from Investment Operations	3.53	(4.20)	1.26	2.26	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.08)	(.27)	(.20)	(.13)
Distributions (from capital gains)*	(.31)	(1.78)	(.86)	(.74)	(1.59)
Return of Capital	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.39)	(1.86)	(1.13)	(.94)	(1.72)
Net Asset Value, End of Period	$13.85	$10.71	$16.77	$16.64	$15.32
Total Return	33.69%	(27.68)%(1)	7.42%	15.42%	10.43%
Net Assets, End of Period (in thousands)	$31,424	$14,221	$12,758	$11,227	$9,922
Average Net Assets for the Period (in thousands)	$20,308	$13,956	$13,220	$9,223	$10,160
Ratio of Gross Expenses to Average Net Assets(2)	0.95%	1.24%	0.92%	0.94%	0.87%
Ratio of Net Expenses to Average Net Assets(2)	0.95%	1.24%	0.91%	0.94%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.93%	0.97%	1.66%	1.45%	1.16%
Portfolio Turnover Rate	77%	100%	83%	89%	74%

Service Shares

For a share outstanding during each
fiscal year ended December 31

	Janus Aspen Perkins Mid Cap Value Portfolio
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.63	$16.67	$16.56	$15.26	$15.52
Income from Investment Operations:
Net investment income/(loss)	.04	.06	.22	.14	.11
Net gain/(loss) on investments (both realized and unrealized)	3.41	(4.26)	.97	2.06	1.32
Total from Investment Operations	3.45	(4.20)	1.19	2.20	1.43
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.06)	(.22)	(.16)	(.10)
Distributions (from capital gains)*	(.31)	(1.78)	(.86)	(.74)	(1.59)
Return of Capital	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.36)	(1.84)	(1.08)	(.90)	(1.69)
Net Asset Value, End of Period	$13.72	$10.63	$16.67	$16.56	$15.26
Total Return	33.14%	(27.88)%(1)	7.04%	15.06%	9.93%
Net Assets, End of Period (in thousands)	$77,766	$56,505	$63,681	$69,217	$46,394
Average Net Assets for the Period (in thousands)	$64,356	$58,398	$68,765	$58,793	$36,590
Ratio of Gross Expenses to Average Net Assets(2)	1.38%	1.59%	1.26%	1.30%	1.22%
Ratio of Net Expenses to Average Net Assets(2)	1.38%	1.59%	1.26%	1.30%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.53%	0.59%	1.31%	1.08%	0.86%
Portfolio Turnover Rate	77%	100%	83%	89%	74%

*	See Note 5 in Notes to Financial Statements.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional and Service Shares, respectively.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2009

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Diversified Banking Institutions	$–	$964,821	$–
Food – Miscellaneous/Diversified	1,565,601	328,570	–
Wireless Equipment	–	470,310	–
All Other	95,748,893	–	–

Repurchase Agreements	–	10,100,000	–

Total Investments in Securities	$97,314,494	$11,863,701	$–
Investments in Purchased Options:	$–	$400,856	$–
Other Financial Instruments(a)	$–	$(104,709)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio	$212,465

Janus Aspen Series | 17

Notes to Schedule of Investments (continued)

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

18 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

Janus Aspen Series | 19

Notes to Financial Statements (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

20 | DECEMBER 31, 2009

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all

Janus Aspen Series | 21

Notes to Financial Statements (continued)

OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

22 | DECEMBER 31, 2009

investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2009 as indicated in the table below:

Portfolio	Gains

Janus Aspen Perkins Mid Cap Value Portfolio	$909,324

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Written option activity for the fiscal year ended December 31, 2009 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2008	25	$71,448
Options written	4,056	1,331,545
Options closed	(2,304)	(692,968)
Options expired	(1,004)	(502,651)
Options exercised	(9)	(30,528)

Options outstanding at December 31, 2009	764	$176,846

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is

24 | DECEMBER 31, 2009

normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Options	Options investments, at value	$400,856	Options written, at value	$104,709

Total		$400,856		$104,709

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(1,683,297)	$–	$(1,683,297)

Total	$–	$–	$(1,683,297)	$–	$(1,683,297)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(233,595)	$–	$(233,595)

Total	$–	$–	$(233,595)	$–	$(233,595)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial

26 | DECEMBER 31, 2009

institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily
	Net Assets	Base Fee Rate
Portfolio	of the Portfolio	(%) (annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	N/A	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the previous table. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applied as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2009, the Portfolio recorded a positive Performance Adjustment of $113,634.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the

28 | DECEMBER 31, 2009

Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer

Janus Aspen Series | 29

Notes to Financial Statements (continued)

agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$–	$–	$(9,934,617)	$(974,651)	$149,403	$13,673,083

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	Accumulated
Portfolio	2010	2017	Capital Losses

Janus Aspen Perkins Mid Cap Value Portfolio	$(640,042)	$(9,294,575)	$(9,934,617)

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Perkins Mid Cap Value Portfolio	$640,042

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$95,905,968	$16,241,004	$(2,567,921)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

30 | DECEMBER 31, 2009

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$380,203	$2,166,998	$60,584	$–

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$2,322,727	$6,150,751	$–	$–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Perkins
Portfolio	Mid Cap Value Portfolio

Institutional Shares
2009(1)	0.95%
2008(1)	1.30%
2007(1)	0.92%
2006(1)	0.94%
2005(1)	0.87%

Service Shares
2009(1)	1.38%
2008(1)	1.64%
2007(1)	1.26%
2006(1)	1.30%
2005(1)	1.22%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series | 31

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,746	848
Reinvested dividends and distributions	56	107
Shares repurchased	(860)	(389)
Net Increase/(Decrease) in Portfolio Shares	942	566
Shares Outstanding, Beginning of Period	1,327	761
Shares Outstanding, End of Period	2,269	1,327
Transactions in Portfolio Shares – Service Shares
Shares sold	1,428	2,037
Reinvested dividends and distributions	173	496
Shares repurchased	(1,246)	(1,037)
Net Increase/(Decrease) in Portfolio Shares	355	1,496
Shares Outstanding, Beginning of Period	5,315	3,819
Shares Outstanding, End of Period	5,670	5,315

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$68,542,166	$59,104,640	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at

32 | DECEMBER 31, 2009

the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

34 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

36 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

38 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

40 | DECEMBER 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Capital Gain Distributions

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	$2,166,998

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	100%

Janus Aspen Series | 41

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

42 | DECEMBER 31, 2009

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81122 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Research Core Portfolio
(formerly named Janus Aspen Fundamental Equity Portfolio)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Explanations of Charts, Tables and Financial Statements	33
Designation Requirements	36
Trustees and Officers	37

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Research Core Portfolio (unaudited)

Portfolio Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team Based Approach Led by Jim Goff Director of Research

Performance Overview

For the 12-month period ended December 31, 2009, Janus Aspen Research Core Portfolio’s Institutional Shares and Service Shares returned 35.80% and 35.89%, respectively. The Portfolio’s primary benchmark, the S&P 500® Index, returned 26.46% and its secondary benchmark, the Russell 1000® Growth Index, returned 37.21%.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the period in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite a brief and slight pullback in October, broad indices finished the period significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, which performed similarly. Growth-style indices also outperformed value indices, as information technology was easily the best performing sector followed distantly by materials. Telecommunications and utilities were relative laggards. Commodities generally were higher during the year led by industrial metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December.

Contributors to Relative Performance

Crown Castle International Corp., a wireless tower company, reported strong results in its latest quarter, which we believe reflects strong demand in wireless data usage and growing market share for the company. We continue to believe the company is undervalued relative to the growth prospects we see for it. We also believe its debt load is manageable.

Anheuser-Busch InBev N.V. rallied strongly during the year, as the market became more comfortable with the global brewer’s financial position following InBev’s acquisition of Anheuser-Busch in 2008. Asset sales, equity and bond offerings and internally generated cash flow eased investor concerns. We believe management will continue to execute well.

Global power provider AES Corp. was also a top contributor during the year. We believe AES has attractive assets and the potential to improve returns on capital. In addition, its stock price at period end was trading at a discount to our view of the company’s fair value.

Detractors from Relative Performance

The detractors in the portfolio reflect names that we sold early in the year before the strong rally. We replaced these names with stocks we saw as better opportunities. Microsoft Corp. was our largest individual detractor. We sold our position early in the year

Discount retailer Wal-Mart Stores, Inc. also weighed on our relative performance. With our concerns over competitors’ lowering prices we decided to exit the name. T. Rowe Price Group, Inc. as with other asset managers, suffered declines early in 2009. While we continued to view the company as a high quality asset manager, we sold the name early in the period for other opportunities.

Outlook

We expect modest near-term growth for the U.S. economy given a number of structural challenges, including fiscal deficits and weak labor markets. The key risk to the economy and markets is the potential removal of the various stimulus measures that have supported the economy over the past year. We are waiting to see if there will be enough of a rebound in consumer and corporate demand to offset the reduced governmental intervention. We believe stock picking will become more relevant. In such an environment, we are favoring companies with strong balance sheets and with the potential to expand their competitive position by taking advantage of longer-term opportunities.

Thank you for your investment in Janus Aspen Research Core Portfolio.

2 | DECEMBER 31, 2009

(unaudited)

Janus Aspen Research Core Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Crown Castle International Corp.	2.23%
Anheuser-Busch InBev N.V.	2.12%
AES Corp.	1.89%
JPMorgan Chase & Co.	1.62%
KLA-Tencor Corp.	1.60%

5 Bottom Performers – Holdings

Contribution

Microsoft Corp.	–0.41%
Wal-Mart Stores, Inc.	–0.29%
T. Rowe Price Group, Inc.	–0.28%
Gilead Sciences, Inc.	–0.28%
McDonald’s Corp.	–0.26%

4 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Technology	8.01%	15.84%	16.04%
Communications	6.62%	8.72%	8.29%
Energy	6.51%	16.65%	16.64%
Consumer	5.30%	16.07%	16.26%

3 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Health Care	2.76%	14.96%	14.88%
Industrials	4.91%	14.36%	14.38%
Financials	4.98%	13.40%	13.49%

*	The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Aspen Series | 3

Janus Aspen Research Core Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Illinois Tool Works, Inc. Diversified Operations	4.0%
JPMorgan Chase & Co. Diversified Banking Institutions	3.9%
EOG Resources, Inc. Oil Companies – Exploration and Production	3.5%
Abbott Laboratories Medical – Drugs	3.4%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	3.3%

18.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

4 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Research Core Portfolio – Institutional Shares	35.80%	2.10%	0.27%	8.66%	1.98%	1.20%(a)

Janus Aspen Research Core Portfolio – Service Shares	35.89%	1.89%	0.24%	8.53%	2.29%	1.45%(b)

S&P 500® Index	26.46%	0.42%	–0.95%	4.47%

Russell 1000® Growth Index	37.21%	1.63%	–3.99%	3.25%

Lipper Quartile – Institutional Shares	1st	1st	2nd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	22/225	26/181	29/92	1/59

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Research Core Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of May 1, 2009, Janus Aspen Fundamental Equity Portfolio changed its name to Janus Aspen Research Core Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,227.50	$6.74

Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,229.70	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

†	Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 0.89% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

6 | DECEMBER 31, 2009

Janus Aspen Research Core Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 99.2%
Advertising Sales – 1.7%
4,420	Lamar Advertising Co. – Class A*	$137,418
Aerospace and Defense – 3.3%
11,102	BAE Systems PLC**	63,955
3,657	Northrop Grumman Corp.	204,243
		268,198
Aerospace and Defense – Equipment – 2.0%
2,313	United Technologies Corp.	160,545
Apparel Manufacturers – 0.4%
920	Coach, Inc.	33,608
Athletic Footwear – 1.2%
1,485	NIKE, Inc. – Class B	98,114
Brewery – 2.4%
3,784	Anheuser-Busch InBev N.V.**	195,639
2,736	Anheuser-Busch InBev N.V. – VVPR Strip*,**	20
		195,659
Building – Residential and Commercial – 0.9%
101	NVR, Inc.*	71,782
Cable Television – 0.8%
6,847	British Sky Broadcasting Group PLC**	61,656
Cellular Telecommunications – 0.4%
12,792	Vodafone Group PLC**	29,611
Commercial Banks – 0.9%
1,984	ICICI Bank, Ltd. (ADR)	74,817
Computers – 1.9%
741	Apple, Inc.*	156,247
Consumer Products – Miscellaneous – 2.0%
2,531	Kimberly-Clark Corp.	161,250
Containers – Metal and Glass – 1.2%
1,854	Crown Holdings, Inc.*	47,425
1,551	Owens-Illinois, Inc.*	50,982
		98,407
Cosmetics and Toiletries – 1.9%
1,844	Colgate-Palmolive Co.	151,485
Diversified Banking Institutions – 9.8%
17,080	Bank of America Corp.	257,225
7,085	Barclays PLC**	31,210
722	Goldman Sachs Group, Inc.	121,902
7,585	JPMorgan Chase & Co.	316,066
2,278	Morgan Stanley	67,429
		793,832
Diversified Operations – 4.6%
667	Danaher Corp.	50,158
6,738	Illinois Tool Works, Inc.	323,357
		373,515
E-Commerce/Services – 0.4%
1,560	eBay, Inc.*	36,722
Electric – Generation – 1.1%
6,804	AES Corp.*	90,561
Electronic Components – Miscellaneous – 0.7%
2,374	Tyco Electronics, Ltd. (U.S. Shares)**	58,282
Enterprise Software/Services – 2.1%
6,920	Oracle Corp.	169,817
Finance – Other Services – 0.7%
182	CME Group, Inc.	61,143
Independent Power Producer – 2.7%
9,201	NRG Energy, Inc.*	217,236
Internet Security – 0.9%
4,046	Symantec Corp.*	72,383
Life and Health Insurance – 1.9%
2,627	AFLAC, Inc.	121,498
3,234	Prudential PLC**	32,933
		154,431
Medical – Biomedical and Genetic – 2.4%
889	Celgene Corp.*	49,500
945	Genzyme Corp.*	46,314
2,329	Gilead Sciences, Inc.*	100,799
		196,613
Medical – Drugs – 6.4%
5,144	Abbott Laboratories	277,724
4,247	Merck & Co., Inc.	155,185
498	Roche Holding A.G.**	84,796
		517,705
Medical Products – 5.2%
3,314	Baxter International, Inc.	194,466
4,763	Covidien PLC (U.S. Shares)**	228,100
		422,566
Multimedia – 2.0%
11,875	News Corp. – Class A	162,569
Networking Products – 2.7%
9,047	Cisco Systems, Inc.*	216,585
Oil Companies – Exploration and Production – 7.3%
1,541	Devon Energy Corp.	113,264
2,932	EOG Resources, Inc.	285,283
2,377	Occidental Petroleum Corp.	193,368
		591,915
Oil Companies – Integrated – 3.3%
1,890	Exxon Mobil Corp.	128,879
2,930	Petroleo Brasileiro S.A. (ADR)	139,703
		268,582
Pipelines – 0.5%
815	Kinder Morgan Management LLC*	44,532
Real Estate Operating/Development – 0.8%
22,000	CapitaLand, Ltd.	65,221
Retail – Apparel and Shoe – 1.2%
2,401	Gap, Inc.	50,301
1,243	Nordstrom, Inc.	46,712
		97,013
Retail – Building Products – 0.4%
1,190	Home Depot, Inc.	34,427
Retail – Consumer Electronics – 0.6%
1,172	Best Buy Co., Inc.	46,247
Retail – Restaurants – 1.2%
1,522	McDonald’s Corp.	95,034
Semiconductor Equipment – 2.8%
6,372	KLA-Tencor Corp.	230,412

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Janus Aspen Research Core Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Soap and Cleaning Preparations – 3.3%
4,993	Reckitt Benckiser Group PLC**	$270,409
Telecommunication Equipment – Fiber Optics – 1.2%
5,182	Corning, Inc.	100,064
Telecommunication Services – 0.6%
1,657	Amdocs, Ltd. (U.S. Shares)	47,274
Tobacco – 1.3%
5,339	Altria Group, Inc.	104,805
Toys – 1.2%
200	Nintendo Co., Ltd.**	47,441
1,717	Nintendo Co., Ltd. (ADR)**	51,201
		98,642
Transportation – Services – 2.6%
3,697	United Parcel Service, Inc. – Class B	212,097
Web Portals/Internet Service Providers – 1.2%
100	Google, Inc. – Class A*	61,998
2,165	Yahoo!, Inc.*	36,329
		98,327
Wireless Equipment – 5.1%
5,135	Crown Castle International Corp.*	200,470
4,709	QUALCOMM, Inc.	217,839
		418,309

Total Common Stock (cost $7,093,088)		8,066,067

Money Market – 0.7%
55,000	Janus Cash Liquidity Fund LLC, 0% (cost $55,000)	55,000

Total Investments (total cost $7,148,088) – 99.9%		8,121,067

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		11,607

Net Assets – 100%		$8,132,674

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$195,659	2.4%
Brazil	139,702	1.7%
Guernsey	47,274	0.6%
India	74,817	0.9%
Ireland	228,100	2.8%
Japan	98,642	1.2%
Singapore	65,222	0.8%
Switzerland	143,078	1.8%
United Kingdom	489,773	6.0%
United States††	6,638,800	81.8%

Total	$8,121,067	100.0%

††	Includes Cash Equivalents (81.1% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 1/14/10	100,000	$161,450	$4,250
British Pound 1/21/10	34,000	54,890	2,213
British Pound 2/4/10	6,000	9,686	84
Euro 1/14/10	11,000	15,780	610
Euro 1/21/10	55,000	78,901	3,255
Japanese Yen 1/14/10	1,500,000	16,116	569
Japanese Yen 1/21/10	1,500,000	16,117	1,281
Japanese Yen 2/4/10	1,300,000	13,969	759
Swiss Franc 1/21/10	43,000	41,613	1,097

Total		$408,522	$14,118

See Notes to Schedule of Investments and Financial Statements.

8 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
Research
As of December 31, 2009	Core
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$7,148
Unaffiliated investments at value	$8,066
Affiliated money market investments	55
Cash	4
Receivables:
Investments sold	5
Portfolio shares sold	1
Dividends	13
Non-interested Trustees’ deferred compensation	–
Due from adviser	15
Other assets	1
Forward currency contracts	14
Total Assets	8,174
Liabilities:
Payables:
Portfolio shares repurchased	–
Advisory fees	4
Transfer agent fees and expenses	1
Distribution fees and shareholder servicing fees – Service Shares	1
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	34
Total Liabilities	41
Net Assets	$8,133
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$11,579
Undistributed net investment income/(loss)*	23
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(4,456)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	987
Total Net Assets	$8,133
Net Assets – Institutional Shares	$5,747
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	412
Net Asset Value Per Share	$13.96
Net Assets – Service Shares	$2,386
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	170
Net Asset Value Per Share	$14.01

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
Research
For the fiscal year ended December 31, 2009	Core
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$–
Dividends	112
Dividends from affiliates	–
Foreign tax withheld	(2)
Total Investment Income	110
Expenses:
Advisory fees	43
Transfer agent fees and expenses	5
Registration fees	29
Custodian fees	20
Audit fees	26
Non-interested Trustees’ fees and expenses	1
Distribution fees and shareholder servicing fees – Service Shares	5
Printing fees	16
Legal fees	14
System fees	32
Other expenses	3
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	194
Expense and Fee Offset	–
Net Expenses	194
Less: Excess Expense Reimbursement	(110)
Net Expenses after Expense Reimbursement	84
Net Investment Income/(Loss)	26
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(1,340)
Net realized gain/(loss) from options contracts	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,544
Net Gain/(Loss) on Investments	2,204
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,230

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

See Notes to Financial Statements.

10 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Research
	Core
For the fiscal years ended December 31	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$26	$60
Net realized gain/(loss) from investment and foreign currency transactions	(1,340)	(3,071)
Net realized gain/(loss) from options contracts	–	(12)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	3,544	(3,043)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,230	(6,066)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(11)	(46)
Service Shares	(4)	(9)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(3,012)
Service Shares	–	(688)
Return of Capital
Institutional Shares	N/A	(22)
Service Shares	N/A	(4)
Net Decrease from Dividends and Distributions	(15)	(3,781)
Capital Share Transactions:
Shares sold
Institutional Shares	516	1,652
Service Shares	520	1,108
Reinvested dividends and distributions
Institutional Shares	11	3,078
Service Shares	4	702
Shares repurchased
Institutional Shares	(1,487)	(3,814)
Service Shares	(409)	(775)
Net Increase/(Decrease) from Capital Share Transactions	(845)	1,951
Net Increase/(Decrease) in Net Assets	1,370	(7,896)
Net Assets:
Beginning of period	6,763	14,659
End of period	$8,133	$6,763

Undistributed net investment income/(loss)*	$23	$–

*	See Note 5 in Notes to Financial Statements
(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended December 31

	Janus Aspen Research Core Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.30	$25.77	$23.40	$21.31	$18.44
Income from Investment Operations:
Net investment income/(loss)	.07	.10	.08	.04	.02
Net gain/(loss) on investments (both realized and unrealized)	3.62	(8.61)	2.50	2.09	2.87
Total from Investment Operations	3.69	(8.51)	2.58	2.13	2.89
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.10)	(.06)	(.04)	(.02)
Distributions (from capital gains)*	–	(6.82)	(.15)	–	–
Return of Capital	N/A	(.04)	N/A	N/A	N/A
Total Distributions and Other	(.03)	(6.96)	(.21)	(.04)	(.02)
Net Asset Value, End of Period	$13.96	$10.30	$25.77	$23.40	$21.31
Total Return	35.80%	(42.17)%	11.02%	9.99%	15.68%
Net Assets, End of Period (in thousands)	$5,747	$5,103	$12,198	$13,331	$12,798
Average Net Assets for the Period (in thousands)	$5,211	$9,364	$12,754	$13,447	$11,057
Ratio of Gross Expenses to Average Net Assets(2)	1.21%	1.20%	1.20%	1.20%	1.21%
Ratio of Net Expenses to Average Net Assets(2)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.35%	0.57%	0.27%	0.15%	0.06%
Portfolio Turnover Rate	56%	129%	124%	51%	62%

Service Shares

For a share outstanding during each fiscal year ended December 31

	Janus Aspen Research Core Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.34	$25.86	$23.50	$21.44	$18.59
Income from Investment Operations:
Net investment income/(loss)	.07	.08	.02	(.01)	–
Net gain/(loss) on investments (both realized and unrealized)	3.63	(8.66)	2.51	2.09	2.85
Total from Investment Operations	3.70	(8.58)	2.53	2.08	2.85
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.08)	(.02)	(.02)	–
Distributions (from capital gains)*	–	(6.83)	(.15)	–	–
Return of Capital	N/A	(.03)	N/A	N/A	N/A
Total Distributions and Other	(.03)	(6.94)	(.17)	(.02)	–
Net Asset Value, End of Period	$14.01	$10.34	$25.86	$23.50	$21.44
Total Return	35.76%	(42.29)%	10.79%	9.69%	15.35%
Net Assets, End of Period (in thousands)	$2,386	$1,660	$2,461	$1,834	$1,049
Average Net Assets for the Period (in thousands)	$1,933	$2,064	$2,209	$1,825	$667
Ratio of Gross Expenses to Average Net Assets(2)	1.13%(3)	1.45%	1.45%	1.45%	1.46%
Ratio of Net Expenses to Average Net Assets(2)	1.13%(3)	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.41%	0.32%	0.04%	(0.12)%	(0.21)%
Portfolio Turnover Rate	56%	129%	124%	51%	62%

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.46% and 1.45%, respectively, without the waiver of fees and expenses.

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Research Core Portfolio(1)
Common Stock
Aerospace and Defense	$204,243	$63,955	$–
Brewery	–	195,659	–
Cable Television	–	61,656	–
Cellular Telecommunications	–	29,611	–
Commercial Banks	–	74,817	–
Diversified Banking Institutions	762,622	31,210	–
Life and Health Insurance	121,498	32,933	–
Medical – Drugs	432,909	84,796	–
Oil Companies – Integrated	128,879	139,703	–
Real Estate Operating/Development	–	65,221	–
Soap and Cleaning Preparations	–	270,409	–
Toys	–	98,642	–
All Other	5,267,304	–	–

Money Market	–	55,000	–

Total Investments in Securities	$6,917,455	$1,203,612	$–

Other Financial Instruments(a):	$–	$14,118	$–

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.
(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 13

Notes to Schedule of Investments (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Research Core Portfolio(1)	$1,155,252

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

14 | DECEMBER 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Research Core Portfolio (formerly named Janus Aspen Fundamental Equity Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

Janus Aspen Series | 15

Notes to Financial Statements (continued)

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

16 | DECEMBER 31, 2009

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if

Janus Aspen Series | 17

Notes to Financial Statements (continued)

the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

18 | DECEMBER 31, 2009

investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2009 as indicated in the table below:

Portfolio	Gain/(Loss)

Janus Aspen Research Core Portfolio(1)	$150

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

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Notes to Financial Statements (continued)

Written option activity for the fiscal year ended December 31, 2009 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Research Core Portfolio(1)
Options outstanding at December 31, 2008	–	$–
Options written	8	966
Options closed	(5)	(645)
Options expired	–	–
Options exercised	(3)	(321)

Options outstanding at December 31, 2009	–	$–

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is

20 | DECEMBER 31, 2009

normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$14,118	Forward currency contracts	$–

Total		$14,118		$–

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$150	$–	$150

Foreign Exchange Contracts	–	–	–	(49,129)	(49,129)

Total	$–	$–	$150	$(49,129)	$(48,979)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$–	$–	$–

Foreign Exchange Contracts	–	–	–	31,590	31,590

Total	$–	$–	$–	$31,590	$31,590

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand

Janus Aspen Series | 21

Notes to Financial Statements (continued)

that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

22 | DECEMBER 31, 2009

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the investment personnel anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short

Janus Aspen Series | 23

Notes to Financial Statements (continued)

sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Research Core Portfolio(1)	All Asset Levels	0.60

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets

24 | DECEMBER 31, 2009

on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Research Core Portfolio(1)
Janus Cash Liquidity Fund LLC	$2,913,300	$2,859,300	$341	$55,000

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Research Core Portfolio(1)	$23,060	$–	$(4,326,435)	$(16)	$(81)	$857,581

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	Accumulated
Portfolio	2016	2017	Capital Losses

Janus Aspen Research Core Portfolio(1)	$(1,543,560)	$(2,782,875)	$(4,326,435)

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Research Core Portfolio(1)	$7,263,486	$1,194,373	$(336,792)

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Research Core Portfolio(1)	$15,177	$–	$–	$–

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Research Core Portfolio(1)	$597,086	$3,157,202	$26,144	$–

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Portfolio	Janus Aspen Research Core Portfolio(1)

Institutional Shares
2009(2)	2.67%
2008(2)	1.98%
2007(2)	1.48%
2006(2)	1.73%
2005(2)	1.44%

26 | DECEMBER 31, 2009

Portfolio	Janus Aspen Research Core Portfolio(1)

Service Shares
2009(2)	2.86%
2008(2)	2.29%
2007(2)	1.73%
2006(2)	2.00%
2005(2)	1.73%

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Research Core Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	46	80
Reinvested dividends and distributions	1	197
Shares repurchased	(130)	(255)
Net Increase/(Decrease) in Portfolio Shares	(83)	22
Shares Outstanding, Beginning of Period	495	473
Shares Outstanding, End of Period	412	495
Transactions in Portfolio Shares – Service Shares
Shares sold	46	63
Reinvested dividends and distributions	–	45
Shares repurchased	(37)	(42)
Net Increase/(Decrease) in Portfolio Shares	9	66
Shares Outstanding, Beginning of Period	161	95
Shares Outstanding, End of Period	170	161

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Research Core Portfolio(1)	$3,947,359	$4,617,466	$–	$–

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws,

Janus Aspen Series | 27

Notes to Financial Statements (continued)

other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

On December 11, 2009, the Board of Trustees of Janus Aspen Series approved a plan to liquidate and terminate the Portfolio. Effective April 28, 2010, the Portfolio will no longer be offered for sale and will be liquidated on or about April 30, 2010.

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Research Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Research Core Portfolio (formerly Janus Aspen Fundamental Equity Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

30 | DECEMBER 31, 2009

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

32 | DECEMBER 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

34 | DECEMBER 31, 2009

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 35

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Research Core Portfolio(1)	100%

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

36 | DECEMBER 31, 2009

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

38 | DECEMBER 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Aspen Research Core Portfolio	11/07-Present	Vice President and Director of Research of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81123 02-10

2009 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Worldwide Portfolio
(formerly named Janus Aspen Worldwide Growth Portfolio)

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Explanations of Charts, Tables and Financial Statements	36
Designation Requirements	39
Trustees and Officers	40

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot
We seek to invest in the best growth companies around the world: businesses that have strong and sustainable competitive advantages, high or improving returns on capital and attractive long-term growth. We invest with conviction when we believe that we have differentiated investment insights in an effort to deliver superior risk-adjusted results over the long term.
Laurent Saltiel portfolio manager

Performance Overview

Janus Aspen Worldwide Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 37.70%, 37.40% and 37.35%, respectively, over the 12-month period ended December 31, 2009, while its benchmark, the MSCI World IndexSM, returned 29.99%.

New Portfolio Manager

Laurent Saltiel, who has served as a portfolio manager at Janus since March of 2006 and as an analyst at the firm since September of 2002, was named as portfolio manager of Janus Aspen Worldwide Portfolio effective April 13, 2009. He succeeded Jason Yee, who left the firm. The Portfolio employs a global core growth style that is well aligned with the fundamental research produced by the seven Janus global sector teams. Mr. Saltiel increased the number of holdings (54 as of December 31, 2008) to a range of 70-100. In addition, many of the Portfolio’s historically large sector and country differences from the index were minimized in an effort to make stock selection the primary driver of excess returns.

Economic Overview

Global equity markets began the period in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Many indices hit the low point for the period in March as evidence of an above average contraction in the U.S. economy and economic weakness globally continued to unfold. Markets rallied through year-end with broad indices reaching their pre-October 2008 levels. Emerging markets strongly outperformed developed markets with the largest gains in Asia led by India. Russia and Brazil also led their respective regions higher. In developed markets, Europe and North America performed similarly and easily outgained Asia, which was weighed down by muted gains in Japan. In terms of sectors, materials and information technology were the strongest performers, while utilities and telecommunication services were relative laggards. Commodities generally were strongly higher during the year led by industrial metals and crude oil; natural gas finished the period with modest losses. Gold futures also touched record highs in December. The Dollar Index finished the period with losses, as U.S. currency lagged all major currencies except the Japanese yen.

Contributors to Relative Performance

Li & Fung, Ltd., a Hong Kong-based apparel outsourcing company, performed well during the downturn by opportunistically making attractive acquisitions and gaining market share, which supported our thesis. We believe the company can continue to gain market share, grow organically and reduce costs to improve margins.

Aggreko PLC was the second largest contributor to performance during the period. The U.K.-based company makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time. We like Aggreko’s dominant market position and its exposure to emerging markets, particularly Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks. Aggreko helps meet the short-term gap between supply and demand for power. We believe Aggreko has attractive long-term growth opportunities thanks to low penetration in a very large and growing market in which it faces weak competition.

U.S. computer and mobile device maker Apple, Inc. was also sharply higher during 2009. We believe Apple’s iPhone will continue to gain market share in the smart phone market, which we expect to grow as more users trade up from traditional mobile phones. We think many investors believe Apple already has a large market share in smart phones and are underestimating potential growth. We continue to see strong growth prospects for this business line.

2 | DECEMBER 31, 2009

(unaudited)

Detractors from Relative Performance

UnitedHealth Group, Inc., a U.S.-based managed care company, was negatively impacted by the continued overhang of health care reform. The uncertainty led us to sell the position.

Yamada Denki Co., Ltd., the leading Japanese electronics retailer, has been hampered due to reduced consumer spending. We sold the position in favor of other opportunities.

Raffles Education Corp., Ltd., a Singapore-based education firm, was negatively impacted early in the year due to its investment in a China-based education firm, which reported that its CEO had inflated the company’s sales and cash balances. Raffles owned 30% of the firm, but the investment only contributed two percentage points to earnings and Raffles was not involved in managing the China-based firm. We feel Raffles should benefit from rising enrollments. In addition, with a number of its schools in China, we think the wealth effect in that country will increase interests in education for many Chinese. We think this is likely to be a trend given that Raffles’ students tend to be enrolled for two to three years.

Derivatives

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

We are seeing signs that investor enthusiasm for riskier companies (those with low margins and heavily exposed to the economy) is coming to an end. These low-quality companies (in our view) have led the markets off the lows reached in March, and our lack of exposure has modestly detracted from our performance for the year. We feel the defensive and higher-quality names in the Portfolio will outperform. While global equity markets have rallied significantly, we are less optimistic as economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment will remain high for some time and sluggish economic growth is likely to persist for several years. However, we believe growth is re-accelerating in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues in Western developed markets.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

Janus Aspen Series | 3

Janus Aspen Worldwide Portfolio (unaudited)

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	2.20%
Aggreko PLC	2.10%
Apple, Inc.	1.89%
IG Group Holdings PLC	1.21%
Housing Development Finance Corp.	1.15%

5 Bottom Performers – Holdings

Contribution

UnitedHealth Group, Inc.	–1.00%
Yamada Denki Co., Ltd.	–0.81%
Raffles Education Corp., Ltd.	–0.64%
SLM Corp.	–0.52%
Willis Group Holdings, Ltd.	–0.51%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	8.52%	16.21%	11.50%
Consumer Staples	6.47%	10.78%	10.54%
Industrials	5.53%	9.30%	10.48%
Financials	5.30%	18.27%	19.28%
Consumer Discretionary	4.28%	15.02%	9.31%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Utilities	0.68%	0.97%	5.00%
Telecommunication Services	0.92%	0.90%	4.72%
Materials	2.33%	9.40%	6.79%
Energy	3.03%	4.47%	11.55%
Health Care	3.30%	14.70%	10.84%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Aggreko PLC Commercial Services	3.3%
Celgene Corp. Medical – Biomedical and Genetic	3.1%
Monsanto Co. Agricultural Chemicals	3.1%
Japan Tobacco, Inc. Tobacco	3.0%
Admiral Group PLC Property and Casualty Insurance	3.0%

15.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 12.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of December 31, 2008

Janus Aspen Series | 5

Janus Aspen Worldwide Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio – Institutional Shares	37.70%	0.89%	–4.04%	7.81%	0.53%

Janus Aspen Worldwide Portfolio – Service Shares	37.40%	0.64%	–4.29%	7.53%	0.78%

Janus Aspen Worldwide Portfolio – Service II Shares	37.35%	0.65%	–4.29%	7.53%	0.75%

Morgan Stanley Capital International World IndexSM	29.99%	2.01%	–0.24%	5.89%

Lipper Quartile – Institutional Shares	2nd	4th	4th	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	53/135	62/74	36/41	3/11

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

6 | DECEMBER 31, 2009

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Worldwide Portfolio held approximately 6.4% and 5.8% respectively, of its assets in Brazilian and Indian securities as of December 31, 2009 and the Portfolio may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See Notes to Schedule of Investments for index definitions.

As of May 1, 2009, Janus Aspen Worldwide Growth Portfolio changed its name to Janus Aspen Worldwide Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Janus Aspen Series | 7

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,207.70	$3.73

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,206.40	$5.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)†

Actual	$1,000.00	$1,206.20	$5.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares, 0.92% for Service Shares and 0.92% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2009

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Common Stock – 98.2%
Aerospace and Defense – 0.5%
81,516	TransDigm Group, Inc.*	$3,871,195
Agricultural Chemicals – 5.8%
294,472	Monsanto Co.	24,073,087
196,809	Potash Corporation of Saskatchewan Inc. (U.S. Shares)	21,353,777
		45,426,864
Agricultural Operations – 2.7%
13,642,810	Chaoda Modern Agriculture Holdings Ltd.	14,476,079
7,170,000	China Green Holdings, Ltd.	6,777,212
		21,253,291
Applications Software – 0.1%
42,602	Nuance Communications, Inc.*	662,035
Brewery – 1.1%
165,691	Anheuser-Busch InBev N.V.	8,566,527
Chemicals – Specialty – 1.3%
9,729,230	Huabao International Holdings, Ltd.	10,490,225
Commercial Services – 3.3%
1,749,002	Aggreko PLC	26,025,675
Commercial Services – Finance – 0.8%
24,310	MasterCard, Inc. – Class A	6,222,874
Computer Aided Design – 0.5%
91,821	ANSYS, Inc.*	3,990,541
Computer Services – 0.7%
135,325	Accenture, Ltd. – Class A (U.S. Shares)	5,615,988
Computers – 4.3%
79,554	Apple, Inc.*	16,774,756
250,516	Research In Motion, Ltd. (U.S. Shares)*	16,919,851
		33,694,607
Cosmetics and Toiletries – 1.7%
134,905	Colgate-Palmolive Co.	11,082,446
131,245	Colgate Palmolive India, Ltd.	1,857,561
		12,940,007
Distribution/Wholesale – 1.7%
3,267,450	Li & Fung, Ltd.	13,446,429
Diversified Banking Institutions – 5.4%
993,145	Bank of America Corp.	14,956,764
115,751	Goldman Sachs Group, Inc.	19,543,399
189,490	JPMorgan Chase & Co.	7,896,048
		42,396,211
Diversified Operations – 1.4%
2,039,065	China Merchants Holdings International Co., Ltd.	6,568,469
52,905	Danaher Corp.	3,978,456
		10,546,925
Educational Software – 1.8%
138,085	Blackboard, Inc.*	6,267,678
505,454	Educomp Solutions Ltd.	7,677,611
		13,945,289
Electric – Distribution – 0.7%
557,835	Equatorial Energia S.A.	5,746,859
Electric – Integrated – 0.7%
381,200	Light S.A.	5,682,240
Electric Products – Miscellaneous – 0.5%
77,629	Bharat Heavy Electricals, Ltd.	3,992,139
Electronic Connectors – 0.5%
88,190	Amphenol Corp. – Class A	4,072,614
Enterprise Software/Services – 2.8%
435,789	Autonomy Corp. PLC*	10,621,422
377,303	Aveva Group PLC	6,130,170
205,525	Temenos Group A.G.*	5,306,994
		22,058,586
Finance – Mortgage Loan Banker – 2.8%
381,865	Housing Development Finance Corp.	21,910,934
Finance – Other Services – 2.6%
1,117,740	BM&F Bovespa S.A.	7,759,660
11,805	CME Group, Inc.	3,965,890
1,391,653	IG Group Holdings PLC	8,467,779
		20,193,329
Food – Dairy Products – 0.3%
39,117	Nestle India, Ltd.	2,144,896
Food – Wholesale/Distribution – 1.0%
4,056,375	Olam International, Ltd.	7,603,452
Gold Mining – 1.8%
303,301	Newmont Mining Corp.	14,349,170
Hotels and Motels – 0.9%
3,880,000	Shangri-La Asia, Ltd.	7,257,107
Human Resources – 2.4%
1,543,644	Capita Group PLC	18,612,179
Industrial Gases – 0.5%
45,755	Praxair, Inc.	3,674,584
Investment Companies – 1.6%
2,538,465	Man Group PLC	12,482,219
Investment Management and Advisory Services – 0.5%
726,500	GP Investments, Ltd. (BDR)*	4,220,669
Medical – Biomedical and Genetic – 7.8%
114,710	Alexion Pharmaceuticals, Inc.*	5,600,142
433,793	Celgene Corp.*	24,153,595
78,775	Genzyme Corp.*	3,860,763
247,918	Gilead Sciences, Inc.*	10,729,891
398,045	Vertex Pharmaceuticals, Inc.*	17,056,228
		61,400,619
Medical – Drugs – 1.2%
84,283	Novo Nordisk A/S	5,398,123
23,711	Roche Holding A.G.	4,037,332
		9,435,455
Medical – Generic Drugs – 0.5%
73,510	Teva Pharmaceutical S.P. (ADR)	4,129,792
Medical Instruments – 1.4%
306,171	St. Jude Medical, Inc.*	11,260,969
Medical Products – 1.7%
64,318	Baxter International, Inc.	3,774,180
93,632	Cochlear, Ltd.	5,787,180
58,850	Johnson & Johnson	3,790,529
		13,351,889

See Note to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2009

Shares		Value

Multi-Line Insurance – 0.5%
77,470	ACE, Ltd. (U.S. Shares)	$3,904,488
Oil – Field Services – 1.7%
307,537	AMEC PLC	3,902,347
569,805	Petrofac, Ltd.	9,484,686
		13,387,033
Oil and Gas Drilling – 0.5%
44,155	Transocean, Ltd. (U.S. Shares)	3,656,034
Oil Companies – Integrated – 1.0%
192,713	Petroleo Brasileiro S.A. (U.S. Shares)	8,169,104
Oil Field Machinery and Equipment – 0.5%
124,220	Dresser-Rand Group, Inc.*	3,926,594
Optical Supplies – 0.6%
26,379	Alcon, Inc. (U.S. Shares)	4,335,389
Pipelines – 2.2%
292,652	Enterprise GP Holdings L.P.	11,404,648
98,750	Kinder Morgan Management LLC*	5,395,700
		16,800,348
Printing – Commercial – 0.5%
66,100	VistaPrint (U.S. Shares)	3,745,226
Property and Casualty Insurance – 3.0%
1,226,029	Admiral Group PLC	23,378,980
Real Estate Management/Services – 0.6%
3,135,302	Regus PLC	4,617,993
Real Estate Operating/Development – 1.8%
3,616,565	Hang Lung Properties, Ltd.	14,129,061
Reinsurance – 2.0%
4,668	Berkshire Hathaway, Inc. – Class B*	15,339,048
Retail – Apparel and Shoe – 1.6%
69,922	Hennes & Mauritz A.B. – Class B	3,878,164
65,446	Inditex S.A.	4,058,237
1,496,000	Ports Design, Ltd.	4,613,296
		12,549,697
Retail – Restaurants – 0.4%
3,884,000	Ajisen China Holdings, Ltd.	3,310,577
Rubber/Plastic Products – 1.0%
417,079	Jain Irrigation Systems Ltd.	7,806,803
Schools – 5.7%
788,300	Anhanguera Educacional Participacoes S.A.*	11,189,924
104,560	Capella Education Co.*	7,873,368
532,940	Estacio Participacoes S.A.	7,541,071
210,395	Grand Canyon Education, Inc.*	3,999,609
376,300	Kroton Educacional S.A.	3,884,315
36,721,075	Raffles Education Corp., Ltd.*	10,491,852
		44,980,139
Semiconductor Equipment – 0.5%
115,154	ASML Holding N.V.	3,919,591
Tobacco – 5.8%
302,942	British American Tobacco PLC	9,823,940
7,061	Japan Tobacco, Inc.	23,839,016
238,444	Philip Morris International, Inc.	11,490,616
		45,153,572
Transportation – Services – 0.5%
116,035	Expeditors International of Washington, Inc.	4,029,896
Transportation – Truck – 0.5%
232,406	DSV A/S*	4,173,681
Vitamins and Nutrition Products – 1.0%
194,232	Herbalife, Ltd.	7,879,992
Wireless Equipment – 1.0%
100,643	Crown Castle International Corp.*	3,929,103
86,250	QUALCOMM, Inc.	3,989,925
		7,919,028

Total Common Stock (cost $632,455,084)		769,786,658

Preferred Stock – 0.4%
Diversified Banking Institutions – 0.4%
227,590	Bank of America, Corp. convertible, 10.0000% (cost $3,413,850)	3,395,643

Warrant – 1.2%
Diversified Banking Institutions – 1.2%
713,989	JP Morgan Chase & Co. – expires 10/28/18* (cost $7,675,382)	9,517,473

Money Market – 0.1%
1,176,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,176,000)	1,176,000

Total Investments (total cost $644,720,316) – 99.9%		783,875,774

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		363,893

Net Assets – 100%		$784,239,667

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,787,180	0.7%
Belgium	8,566,527	1.1%
Bermuda	46,804,939	6.0%
Brazil	49,973,173	6.4%
Canada	38,273,627	4.9%
Cayman Islands	25,666,649	3.3%
Denmark	9,571,803	1.2%
Hong Kong	20,697,530	2.6%
India	45,389,944	5.8%
Ireland	5,615,988	0.7%
Israel	4,129,792	0.5%
Japan	23,839,016	3.1%
Jersey	14,102,679	1.8%
Netherlands	7,664,817	1.0%
Singapore	18,095,303	2.3%
Spain	4,058,237	0.5%
Sweden	3,878,164	0.5%
Switzerland	21,240,237	2.7%
United Kingdom	119,444,713	15.2%
United States††	311,075,456	39.7%

Total	$783,875,774	100.0%

††	Includes Cash Equivalents (39.5% excluding Cash Equivalents)

See Note to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2009	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$644,720
Unaffiliated investments at value	$782,700
Affiliated money market investments	1,176
Cash	31
Cash denominated in foreign currency(2)	20
Receivables:
Investments sold	1,003
Portfolio shares sold	136
Dividends	441
Non-interested Trustees’ deferred compensation	19
Other assets	44
Total Assets	785,570
Liabilities:
Payables:
Investments purchased	587
Portfolio shares repurchased	294
Advisory fees	327
Transfer agent fees and expenses	2
Distribution fees and shareholder servicing fees – Service Shares	30
Distribution fees and shareholder servicing fees – Service II Shares	–
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	19
Accrued expenses and other payables	69
Total Liabilities	1,330
Net Assets	$784,240
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,183,722
Undistributed net investment income/(loss)*	272
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,538,915)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	139,161
Total Net Assets	$784,240
Net Assets – Institutional Shares	$639,936
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	24,439
Net Asset Value Per Share	$26.18
Net Assets – Service Shares	$144,294
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,565
Net Asset Value Per Share	$25.93
Net Assets – Service II Shares	$10
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	382
Net Asset Value Per Share	$26.00

*	See Note 5 in Notes to Financial Statements.
**	Shares Outstanding – Service II Shares are not in thousands.
(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.
(2)	Includes cost of $19,656.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2009	Worldwide
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$37
Dividends	13,866
Dividends from affiliates	37
Foreign tax withheld	(667)
Total Investment Income	13,273
Expenses:
Advisory fees	3,854
Transfer agent fees and expenses	7
Registration fees	31
Custodian fees	125
Audit fees	53
Non-interested Trustees’ fees and expenses	22
Distribution fees and shareholder servicing fees – Service Shares	285
Distribution fees and shareholder servicing fees – Service II Shares	–
Other expenses	154
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	4,531
Expense and Fee Offset	(1)
Net Expenses	4,530
Net Investment Income/(Loss)	8,743
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(263,063)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	472,112
Net Gain/(Loss) on Investments	209,049
Net Increase/(Decrease) in Net Assets Resulting from Operations	$217,792

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

See Notes to Financial Statements.

12 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Worldwide
For the fiscal years ended December 31	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$8,743	$11,992
Net realized gain/(loss) from investment and foreign currency transactions	(263,063)	(23,114)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	472,112	(528,905)
Net Increase/(Decrease) in Net Assets Resulting from Operations	217,792	(540,027)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(7,919)	(9,710)
Service Shares	(1,484)	(1,495)
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	(9,403)	(11,205)
Capital Share Transactions:
Shares sold
Institutional Shares	19,864	24,728
Service Shares	32,824	27,528
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	7,919	9,710
Service Shares	1,484	1,495
Service II Shares	–	–
Shares repurchased
Institutional Shares	(83,157)	(167,280)
Service Shares	(22,084)	(73,253)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(43,150)	(177,072)
Net Increase/(Decrease) in Net Assets	165,239	(728,304)
Net Assets:
Beginning of period	619,001	1,347,305
End of period	$784,240	$619,001

Undistributed net investment income/(loss)*	$272	$1,738

*	See Note 5 in Notes to Financial Statements
(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during
each fiscal year ended December 31

	Janus Aspen Worldwide Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.27	$35.35	$32.48	$27.96	$26.78
Income from Investment Operations:
Net investment income/(loss)	.29	.37	.27	.54	.44
Net gain/(loss) on investments (both realized and unrealized)	6.94	(16.11)	2.87	4.50	1.11
Total from Investment Operations	7.23	(15.74)	3.14	5.04	1.55
Less Distributions:
Dividends (from net investment income)*	(.32)	(.34)	(.27)	(.52)	(.37)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.32)	(.34)	(.27)	(.52)	(.37)
Net Asset Value, End of Period	$26.18	$19.27	$35.35	$32.48	$27.96
Total Return	37.70%	(44.69)%	9.66%	18.24%	5.87%
Net Assets, End of Period (in thousands)	$639,936	$522,295	$1,119,569	$1,208,155	$1,464,300
Average Net Assets for the Period (in thousands)	$558,029	$826,712	$1,207,006	$1,271,755	$1,767,226
Ratio of Gross Expenses to Average Net Assets	0.63%	0.53%	0.67%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets	0.63%	0.53%	0.67%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.35%	1.26%	0.70%	1.59%	1.33%
Portfolio Turnover Rate	206%	14%	26%	46%	41%

Service Shares

For a share outstanding during
each fiscal year ended December 31

	Janus Aspen Worldwide Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.10	$35.05	$32.22	$27.76	$26.62
Income from Investment Operations:
Net investment income/(loss)	.24	.21	.16	.36	.29
Net gain/(loss) on investments (both realized and unrealized)	6.87	(15.87)	2.87	4.58	1.18
Total from Investment Operations	7.11	(15.66)	3.03	4.94	1.47
Less Distributions:
Dividends (from net investment income)*	(.28)	(.29)	(.20)	(.48)	(.33)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.28)	(.29)	(.20)	(.48)	(.33)
Net Asset Value, End of Period	$25.93	$19.10	$35.05	$32.22	$27.76
Total Return	37.40%	(44.84)%	9.39%	17.97%	5.57%
Net Assets, End of Period (in thousands)	$144,294	$96,699	$227,723	$209,951	$201,382
Average Net Assets for the Period (in thousands)	$114,103	$159,561	$230,284	$195,343	$206,310
Ratio of Gross Expenses to Average Net Assets	0.88%	0.78%	0.92%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets	0.88%	0.78%	0.92%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.08%	1.01%	0.46%	1.29%	1.11%
Portfolio Turnover Rate	206%	14%	26%	46%	41%

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

See Notes to Financial Statements.

14 | DECEMBER 31, 2009

Service II Shares

For a share outstanding during
each fiscal year ended December 31

	Janus Aspen Worldwide Portfolio(1)
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.15	$35.14	$32.30	$27.85	$26.70
Income from Investment Operations:
Net investment income/(loss)	.22	.28	.16	.36	.30
Net gain/(loss) on investments (both realized and unrealized)	6.91	(15.98)	2.88	4.58	1.19
Total from Investment Operations	7.13	(15.70)	3.04	4.94	1.49
Less Distributions:
Dividends (from net investment income)*	(.28)	(.29)	(.20)	(.49)	(.34)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.28)	(.29)	(.20)	(.49)	(.34)
Net Asset Value, End of Period	$26.00	$19.15	$35.14	$32.30	$27.85
Total Return	37.40%	(44.82)%	9.40%	17.92%	5.63%
Net Assets, End of Period (in thousands)	$10	$7	$13	$12	$10
Average Net Assets for the Period (in thousands)	$8	$10	$13	$11	$10
Ratio of Gross Expenses to Average Net Assets	0.87%	0.75%	0.92%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets	0.87%	0.75%	0.92%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.10%	1.04%	0.45%	1.26%	1.12%
Portfolio Turnover Rate	206%	14%	26%	46%	41%

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

16 | DECEMBER 31, 2009

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio(1)
Common Stock
Agricultural Operations	$–	$21,253,291	$–
Brewery	–	8,566,527	–
Chemicals – Specialty	–	10,490,225	–
Commercial Services	–	26,025,675	–
Cosmetics and Toiletries	11,082,446	1,857,561	–
Distribution/Wholesale	–	13,446,429	–
Diversified Operations	3,978,456	6,568,469	–
Educational Software	6,267,678	7,677,611	–
Electric – Distribution	–	5,746,859	–
Electric – Integrated	–	5,682,240	–
Electric Products – Miscellaneous	–	3,992,139	–
Enterprise Software/Services	–	22,058,586	–
Finance – Mortgage Loan Banker	–	21,910,934	–
Finance – Other Services	3,965,890	16,227,439	–
Food – Dairy Products	–	2,144,896	–
Food – Wholesale/Distribution	–	7,603,452	–
Hotels and Motels	–	7,257,107	–
Human Resources	–	18,612,179	–
Investment Companies	–	12,482,219	–
Investment Management and Advisory Services	–	4,220,669	–
Medical – Drugs	–	9,435,455	–
Medical – Generic Drugs	–	4,129,792	–
Medical Products	7,564,709	5,787,180	–
Oil – Field Services	–	13,387,033	–
Oil Companies – Integrated	–	8,169,104	–
Property and Casualty Insurance	–	23,378,980	–
Real Estate Management/Services	–	4,617,993	–
Real Estate Operating/Development	–	14,129,061	–
Retail – Apparel and Shoe	–	12,549,697	–
Retail – Restaurants	–	3,310,577	–
Rubber/Plastic Products	–	7,806,803	–
Schools	11,872,977	33,107,162	–
Semiconductor Equipment	–	3,919,591	–
Tobacco	11,490,616	33,662,956	–
Transportation – Truck	–	4,173,681	–
All Other	308,174,314	–	–

Preferred Stock	–	3,395,643	–

Warrant	–	9,517,473	–

Money Market	–	1,176,000	–

Total Investments in Securities	$364,397,086	$419,478,688	$–

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Portfolio (formerly named Janus Aspen Worldwide Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares on December 31, 2001.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

18 | DECEMBER 31, 2009

assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes”. These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is

Janus Aspen Series | 19

Notes to Financial Statements (continued)

a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” on the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all

20 | DECEMBER 31, 2009

OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Unrealized appreciation/(depreciation) on open forward currency contracts is recorded as an asset or a liability on the Statement of Assets and Liabilities (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

Janus Aspen Series | 21

Notes to Financial Statements (continued)

investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such

22 | DECEMBER 31, 2009

instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Portfolio during the fiscal year ended December 31, 2009.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

24 | DECEMBER 31, 2009

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”) or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to

Janus Aspen Series | 25

Notes to Financial Statements (continued)

deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily
	Net Assets	Base Fee Rate (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Worldwide Portfolio(1)	All Asset Levels	0.60

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the previous table. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio(1)	MSCI World IndexSM

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applied as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of

26 | DECEMBER 31, 2009

the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2009, the Portfolio recorded a negative Performance Adjustment of $178,894.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares’ and Service II Shares’ average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $84,699 was paid by the Trust during the fiscal year ended December 31, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, Janus Capital assumed $7,572 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2009

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Aspen Worldwide Portfolio(1)
Janus Cash Liquidity Fund LLC	$348,028,950	$347,179,950	$37,143	$1,176,000
Janus Institutional Money Market Fund – Institutional Shares(2)	10,145	238,873	–	–

	$348,039,095	$347,418,823	$37,143	$1,176,000

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.
(2)	Fund was liquidated April 30, 2009.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2009, the Portfolio incurred “Post-October” losses during the period from November 1, 2009 through December 31, 2009. These losses will be deferred for tax purposes and recognized in 2010.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

28 | DECEMBER 31, 2009

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Worldwide Portfolio(1)	$491,156	$–	$(1,537,146,191)	$(199,725)	$(13,823)	$137,385,993

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2009

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2010	2011	2016	2017	Capital Losses

Janus Aspen Worldwide Portfolio(1)	$(989,588,014)	$(253,061,503)	$(4,371,577)	$(290,125,097)	$(1,537,146,191)

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

During the fiscal year ended December 31, 2009, the following capital loss carryover expired as indicated in the table:

Capital Loss
Portfolio	Carryover Expired

Janus Aspen Worldwide Portfolio(1)	$334,040,452

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Worldwide Portfolio(1)	$646,489,781	$142,871,759	$(5,485,766)

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio(1)	$9,402,890	$–	$–	$–

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

For the fiscal year ended December 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio(1)	$11,205,435	$–	$–	$–

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus Aspen Worldwide Portfolio(1)
For each fiscal year ended December 31 (all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	904	932
Reinvested dividends and distributions	338	407
Shares repurchased	(3,905)	(5,907)
Net Increase/(Decrease) in Portfolio Shares	(2,663)	(4,568)
Shares Outstanding, Beginning of Period	27,102	31,670
Shares Outstanding, End of Period	24,439	27,102
Transactions in Portfolio Shares – Service Shares
Shares sold	1,472	929
Reinvested dividends and distributions	64	64
Shares repurchased	(1,032)	(2,429)
Net Increase/(Decrease) in Portfolio Shares	504	(1,436)
Shares Outstanding, Beginning of Period	5,061	6,497
Shares Outstanding, End of Period	5,565	5,061
Transactions in Portfolio Shares – Service II Shares(2)
Shares sold	–	–
Reinvested dividends and distributions	5	5
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	5	5
Shares Outstanding, Beginning of Period	377	372
Shares Outstanding, End of Period	382	377
(1) Formerly named Janus Aspen Worldwide Growth Portfolio.
(2) Transactions in Portfolio Shares – Service II Shares are not in thousands.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Portfolio(1)	$1,352,549,423	$1,339,053,531	$–	$–

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group

30 | DECEMBER 31, 2009

Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	Subsequent Event

In May 2009, in accordance with the FASB guidance, the Portfolio adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 16, 2010, the date of issuance of the Portfolio’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Portfolio (formerly Janus Aspen Worldwide Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

February 16, 2010

32 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of

34 | DECEMBER 31, 2009

the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price,

36 | DECEMBER 31, 2009

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

38 | DECEMBER 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2009:

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Worldwide Portfolio(1)	$615,120	$10,825,980

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Worldwide Portfolio(1)	40%

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member Board of Governors, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

40 | DECEMBER 31, 2009

TRUSTEES (continued)

			Principal Occupations	Number of Portfolios
	Positions Held	Length of	During the Past	in Fund Complex	Other Directorships
Name, Address, and Age	with the Trust	Time Served	Five Years	Overseen by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC Fund focusing on investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Laurent Saltiel 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Aspen Worldwide Portfolio	4/09-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2002-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2009

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-046	2-28-10 109-02-81112 02-10

Item 2	-	Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3	-	Audit Committee Financial Expert
Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4	-	Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$492,250	$0	$87,050	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2008	$363,463	$0	$81,875	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers
2009	$413,937	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2008	$339,818	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
December 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0
2008	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5	-	Audit Committee of Listed Registrants
Not applicable.

Item 6	-	Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.

Item 7	-	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8	-	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9	-	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10	-	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11	-	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12	-	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series
By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date: February 26, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date: February 26, 2010

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: February 26, 2010